                       FIRSTLINE VARIABLE UNIVERSAL LIFE
               A FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                                   issued by
                   SECURITY LIFE OF DENVER INSURANCE COMPANY
                                      AND
                       SECURITY LIFE SEPARATE ACCOUNT L1

This prospectus describes FirstLine, an individual flexible premium variable universal life insurance policy (the "Policy" or collectively, "Policies") issued by Security Life of Denver Insurance Company ("Security Life"). The Policy is designed to provide insurance coverage with flexibility in death benefits and premium payments. The Policy is funded by Security Life Separate Account L1 (the "Variable Account"). Seventeen Divisions of the Variable Account are available under the Policy. On or before May 1, 1998, six additional Divisions of the Variable Account will become available. A Guaranteed Interest Division, which guarantees a minimum fixed rate of interest, is also available. Purchasers may utilize both the Divisions of the Variable Account and the Guaranteed Interest Division simultaneously. The Loan Division represents amounts we set aside as collateral for any Policy Loan taken.

The Owner may utilize a maximum of 18 Divisions for investment over the lifetime of the Policy until current administrative systems are enhanced. The Divisions include the Divisions of the Variable Account and the Guaranteed Interest Division, but exclude the Loan Division. For example, if the Owner has allocated or transferred funds to 17 Divisions of the Variable Account and to the Guaranteed Interest Division (or to 18 Divisions of the Variable Account), those will be the only Divisions to which the Owner can subsequently allocate or transfer funds. Therefore, Owners may prefer to utilize fewer Divisions in the early years of the Policy so as to leave open the option to invest in other Divisions in the future. An Owner who has used 18 Variable Divisions will no longer have the Guaranteed Interest Division available for future use.

We will pay the Death Proceeds when the Insured dies if the Policy is still in force. The Death Proceeds will equal the death benefit, reduced by any outstanding Policy Loan, accrued loan interest, and any charges incurred prior to the date of the Insured's death, but not deducted. The death benefit consists of two elements: the Base Death Benefit and any amount added by Rider. The Policy will remain in force as long as the Net Cash Surrender Value remains positive. The Policy is guaranteed not to lapse, regardless of its Net Cash Surrender Value if, on each Monthly Processing Date during the first three Policy years, the sum of premiums paid, less the sum of Partial Withdrawals and Policy Loans taken including accrued loan interest, is greater than or equal to the sum of the applicable minimum monthly premiums for each Policy Month starting with the first Policy Month to and including the Policy Month which begins on the current Monthly Processing Date.

    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES
           AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION
     NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES
      COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS.
           ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

       THIS PROSPECTUS SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.
       A PROSPECTUS FOR THE PORTFOLIO OR PORTFOLIOS BEING CONSIDERED MUST ACCOMPANY THIS PROSPECTUS AND SHOULD BE READ IN CONJUNCTION HEREWITH.
                IN THIS PROSPECTUS "WE," "US" AND "OUR" REFER TO
                   SECURITY LIFE OF DENVER INSURANCE COMPANY.

  THIS POLICY IS NOT AVAILABLE IN ALL JURISDICTIONS. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT BE
LAWFULLY MADE. THE FEATURES OF ANY POLICY ISSUED MAY VARY DEPENDING ON THE STATE
     IN WHICH THE CONTRACT IS ISSUED. NO PERSON IS AUTHORIZED TO MAKE ANY REPRESENTATION REGARDING THE OFFERING DESCRIBED IN THIS PROSPECTUS OTHER
   THAN THOSE CONTAINED IN THIS PROSPECTUS OR ANY ATTACHED SUPPLEMENT HERETO.


DATE OF PROSPECTUS: DECEMBER 31, 1997
FORM V-55-97

The minimum monthly premium is equal to one twelfth of the Minimum Annual Premium. If the Guaranteed Minimum Death Benefit Provision is elected, the Stated Death Benefit portion of the Policy will remain in force for the Guarantee Period. To continue the Guarantee Period, the required premiums must be paid and the Net Account Value must remain diversified.

The Policy permits a choice of two death benefit options, which may increase the Base Death Benefit above the Stated Death Benefit: Option 1, a fixed benefit that equals the Stated Death Benefit, and Option 2, a benefit that equals the Stated Death Benefit plus the Account Value. The Base Death Benefit in force as of any Valuation Date will not be less than the amount necessary to qualify the Policy as a life insurance contract under the Internal Revenue Code in existence at the time the Policy is issued.

When applying for the Policy, the Owner irrevocably chooses which of two tests for compliance with the Federal income tax law definition of life insurance we will apply to the Policy. These tests are the Cash Value Accumulation Test and the Guideline Premium/Cash Value Corridor Test. If the Guideline Premium/Cash Value Corridor Test is chosen, the premium payments will be limited.

We will not allocate funds to the Policy until we receive the Initial Premium, and we have approved the Policy for issue. Thereafter, the timing and amount of premium payments may vary, within specified limits. A higher premium level may be required to keep the Guaranteed Minimum Death Benefit in force. After certain deductions have been made, the Net Premiums may be allocated to one or more of the Divisions of the Variable Account and to the Guaranteed Interest Division. A Policy may be returned according to the terms of the Right to Examine Policy Period (also called the Free Look Period). Net Premiums allocated to the Variable Account will be held in the Division investing in the Fidelity VIP Money Market Portfolio of the Variable Account during the Free Look Period. The assets of the Divisions of the Variable Account will be used to purchase, at net asset value, shares of designated Portfolios of various investment companies.

The Account Value is the sum of the amounts in the Divisions of the Variable Account plus the amount in the Guaranteed Interest Division and the amount in the Loan Division. The value of the amounts allocated to the Divisions of the Variable Account will vary with the investment experience of the corresponding Portfolios; there is no minimum guaranteed cash value for amounts allocated to the Divisions of the Variable Account. The value of amounts allocated to the Guaranteed Interest Division will depend on the interest rates we declare. The Account Value will also reflect deductions for the cost of insurance and expenses, as well as increases for additional Net Premiums. A Surrender Charge may be incurred if the policy is surrendered, allowed to lapse, a Partial Withdrawal is taken or the Stated Death Benefit is reduced.

Replacing existing insurance coverage with the Policy described in this prospectus may not be advantageous.


ISSUED BY:          Security Life of Denver             BROKER-DEALER:  ING America, Inc.
                    Insurance Company                                   1290 Broadway
                    Security Life Center                                Attn: Variable
                    1290 Broadway                                       Denver, CO 80203-5699
                    Denver, CO 80203-5699                               (303)860-2000
                    (800) 525-9852

THROUGH ITS:        Security Life Separate Account L1

ADMINISTERED AT:    Customer Service Center
                    P.O. Box 173763
                    Denver, CO 80217-3763
                    (800) 933-5858

PROSPECTUS DATED:   December 31, 1997

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

TABLE OF CONTENTS

DEFINITION OF SPECIAL TERMS USED IN THIS PROSPECTUS................................  7

POLICY SUMMARY..................................................................... 10
GENERAL INFORMATION................................................................ 10
DEATH BENEFITS..................................................................... 10
BENEFITS AT MATURITY............................................................... 10
ADDITIONAL BENEFITS................................................................ 10
PREMIUMS........................................................................... 10
ALLOCATION OF NET PREMIUMS......................................................... 11
MAXIMUM NUMBER OF INVESTMENT DIVISIONS............................................. 11
POLICY VALUES...................................................................... 11
DETERMINING THE VALUE IN THE DIVISIONS OF THE VARIABLE ACCOUNT..................... 11
HOW WE CALCULATE ACCUMULATION UNIT VALUES FOR EACH DIVISION........................ 11
TRANSFERS OF ACCOUNT VALUES........................................................ 11
DOLLAR COST AVERAGING.............................................................. 12
AUTOMATIC REBALANCING.............................................................. 12
LOANS.............................................................................. 12
PARTIAL WITHDRAWALS................................................................ 12
SURRENDER.......................................................................... 12
RIGHT TO EXCHANGE POLICY........................................................... 12
LAPSE.............................................................................. 12
REINSTATEMENT...................................................................... 12
CHARGES AND DEDUCTIONS............................................................. 12
PERSISTENCY REFUND................................................................. 13
TAX CONSIDERATIONS................................................................. 14

INFORMATION ABOUT SECURITY LIFE, THE VARIABLE ACCOUNT, THE INVESTMENT OPTIONS AND
     THE GUARANTEED INTEREST DIVISION.............................................. 14
SECURITY LIFE OF DENVER INSURANCE COMPANY.......................................... 14
SECURITY LIFE SEPARATE ACCOUNT L1.................................................. 14
MAXIMUM NUMBER OF INVESTMENT DIVISIONS............................................. 15
INVESTMENT OBJECTIVES OF THE PORTFOLIOS............................................ 15
THE GUARANTEED INTEREST DIVISION................................................... 18

DETAILED INFORMATION ABOUT THE FIRSTLINE VARIABLE UNIVERSAL LIFE POLICY............ 19
APPLYING FOR A POLICY.............................................................. 19
PREMIUMS........................................................................... 19
     Scheduled Premiums............................................................ 20
     Unscheduled Premium Payments.................................................. 20
     Minimum Annual Premium........................................................ 21
     Special Continuation Period................................................... 21
     Premium Payments Affect the Continuation of Coverage.......................... 21
     Choice of Definitional Tests.................................................. 21
     Choice of Guaranteed Minimum Death Benefit Provisions......................... 21
     Modified Endowment Contracts.................................................. 22
ALLOCATION OF NET PREMIUMS......................................................... 22
DEATH BENEFITS..................................................................... 22
     Death Benefit Options......................................................... 23
     Changes in Death Benefit Option............................................... 23
     Guaranteed Minimum Death Benefit Provision.................................... 24
     Requirements to Maintain the Guarantee Period................................. 24
     Changes in Death Benefit Amounts.............................................. 25

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

BENEFITS AT MATURITY............................................................... 26
ADDITIONAL BENEFITS................................................................ 26
     Accidental Death Benefit Rider................................................ 26
     Adjustable Term Insurance Rider............................................... 26
     Additional Insured Rider...................................................... 27
     Children's Insurance Rider...................................................  27
     Right to Exchange Rider......................................................  27
     Guaranteed Insurability Rider................................................  27
     Waiver of Cost of Insurance Rider............................................  27
     Waiver of Specified Premium Rider............................................  27
POLICY VALUES.....................................................................  27
     Account Value................................................................  27
     Cash Surrender Value.........................................................  27
     Net Cash Surrender Value.....................................................  27
     Net Account Value............................................................  28
DETERMINING THE VALUE IN THE DIVISIONS OF THE VARIABLE ACCOUNT..................... 28
HOW WE CALCULATE ACCUMULATION UNIT VALUES FOR EACH DIVISION........................ 28
TRANSFERS OF ACCOUNT VALUES........................................................ 29
DOLLAR COST AVERAGING.............................................................  29
AUTOMATIC REBALANCING.............................................................  30
POLICY LOANS......................................................................  31
PARTIAL WITHDRAWALS...............................................................  32
SURRENDER.........................................................................  33
RIGHT TO EXCHANGE POLICY..........................................................  33
LAPSE.............................................................................  33
     If the Guaranteed Minimum Death Benefit Provision Is Not in Effect...........  33
     If the Guaranteed Minimum Death Benefit Provision Is in Effect...............  33
GRACE PERIOD......................................................................  34
REINSTATEMENT.....................................................................  34

CHARGES, DEDUCTIONS AND REFUNDS...................................................  34
DEDUCTIONS FROM PREMIUMS..........................................................  34
     Tax Charges..................................................................  34
     Sales Charge.................................................................  35
DAILY DEDUCTIONS FROM THE VARIABLE ACCOUNT........................................  35
     Mortality and Expense Risk Charge............................................  35
MONTHLY DEDUCTIONS FROM THE ACCOUNT VALUE.........................................  35
     Initial Policy Charge........................................................  36
     Monthly Administrative Charge................................................  36
     Cost of Insurance Charges....................................................  36
     Charges for Additional Benefits..............................................  36
     Guaranteed Minimum Death Benefit Charge......................................  36
     Changes in Monthly Charges...................................................  36
POLICY TRANSACTION FEES...........................................................  36
     Partial Withdrawal...........................................................  37
     Transfers....................................................................  37
     Allocation Changes...........................................................  37
     Illustrations................................................................  37
PERSISTENCY REFUND................................................................  37
SURRENDER CHARGE..................................................................  37
     Administrative Surrender Charge..............................................  38
     Sales Surrender Charge.......................................................  38
     Examples of the Calculation of Surrender Charge..............................  40
CHARGES FROM PORTFOLIOS...........................................................  40
     Portfolio Annual Expenses....................................................  41

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

GROUP OR SPONSORED ARRANGEMENTS OR CORPORATE PURCHASERS...........................  43
OTHER CHARGES.....................................................................  43

TAX CONSIDERATIONS................................................................  43
Life Insurance Definition.........................................................  43
Diversification Requirements......................................................  44
Modified Endowment Contracts......................................................  44
Tax Treatment of Premiums.........................................................  45
Loans, Lapses, Surrenders and Withdrawals.........................................  45
     If the Policy Is Not a Modified Endowment Contract...........................  45
     If the Policy Is a Modified Endowment Contract...............................  45
ALTERNATIVE MINIMUM TAX...........................................................  46
SECTION 1035 EXCHANGES............................................................  46
TAX-EXEMPT POLICY OWNERS..........................................................  46
CHANGES TO COMPLY WITH LAW........................................................  46
OTHER.............................................................................  46

ADDITIONAL INFORMATION ABOUT THE POLICY...........................................  47
VOTING PRIVILEGES.................................................................  47
RIGHT TO CHANGE OPERATIONS........................................................  48
REPORTS TO OWNERS.................................................................  48

OTHER GENERAL POLICY PROVISIONS...................................................  48
FREE LOOK PERIOD..................................................................  48
THE POLICY........................................................................  48
AGE...............................................................................  49
OWNERSHIP.........................................................................  49
BENEFICIARY.......................................................................  49
COLLATERAL ASSIGNMENT.............................................................  49
INCONTESTABILITY..................................................................  49
MISSTATEMENTS OF AGE OR SEX.......................................................  49
SUICIDE...........................................................................  50
PAYMENT...........................................................................  50
NOTIFICATION AND CLAIMS PROCEDURES................................................  50
TELEPHONE PRIVILEGES..............................................................  50
NON-PARTICIPATING.................................................................  51
DISTRIBUTION OF THE POLICIES......................................................  51
SETTLEMENT PROVISIONS.............................................................  51

ILLUSTRATIONS OF DEATH BENEFITS, ACCOUNT VALUES AND SURRENDER VALUES, AND
      ACCUMULATED PREMIUMS........................................................  52

ADDITIONAL INFORMATION............................................................  60
DIRECTORS AND OFFICERS............................................................  60
STATE REGULATION..................................................................  63
LEGAL MATTERS.....................................................................  63
LEGAL PROCEEDINGS.................................................................  63
EXPERTS...........................................................................  63
REGISTRATION STATEMENT............................................................  63

FINANCIAL STATEMENTS..............................................................  64

APPENDIX A........................................................................ 139

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

APPENDIX B......................................................................... 147

APPENDIX C......................................................................... 148
PERFORMANCE INFORMATION............................................................ 148

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

DEFINITION OF SPECIAL TERMS USED IN THIS PROSPECTUS

AS USED IN THIS PROSPECTUS, THE FOLLOWING TERMS HAVE THE INDICATED MEANINGS. THERE ARE OTHER CAPITALIZED TERMS WHICH ARE EXPLAINED OR DEFINED IN OTHER PARTS OF THIS PROSPECTUS.

ACCOUNT VALUE -- The sum of the amounts allocated to the Divisions of the Variable Account and to the Guaranteed Interest Division, as well as any amount set aside in the Loan Division to secure a Policy Loan.

ACCUMULATION UNIT -- A unit of measurement which we use to calculate the Account
     Value in each Division of the Variable Account.

ACCUMULATION UNIT VALUE -- The value of an Accumulation Unit of each Division of the Variable Account. The Accumulation Unit Value is determined as of each Valuation Date.

ADJUSTABLE TERM INSURANCE RIDER -- The Adjustable Term Insurance Rider is available to add death benefit coverage to the Policy. The Adjustable Term Insurance Rider allows the Owner to schedule the pattern of death benefits appropriate for anticipated needs. The Adjustable Term Insurance Rider is not guaranteed under the Guaranteed Minimum Death Benefit provision.

AGE -- The Insured's Age at any time is his or her age on the birthday nearest the Policy Date increased by the number of full Policy years elapsed since the Policy Date.

BASE DEATH BENEFIT -- The Base Death Benefit will vary according to which death benefit option is chosen: Under Option 1, the Base Death Benefit equals the Stated Death Benefit of the Policy. Under Option 2, the Base Death Benefit equals the Stated Death Benefit of the Policy plus the Account Value. Under Option 3, which is available only on policies delivered on or before December 31, 1997, the Base Death Benefit equals the Stated Death Benefit of the Policy plus the sum of all premiums paid minus Partial Withdrawals taken under the Policy. The Base Death Benefit may be greater than the amount described to comply with the Federal income tax law definition of life insurance.

BENEFICIARY(IES)-- The person or persons designated to receive the Death
     Proceeds in the case of the death of the Insured.

CASH SURRENDER VALUE -- The amount of the Account Value minus the Surrender
     Charge, if any.

CUSTOMER SERVICE CENTER -- Our administrative office at P.O. Box 173763, Denver,
     CO 80217-3763.

DEATH PROCEEDS -- The amount payable on the death of the Insured. It equals the Base Death Benefit plus any Riders, if applicable, reduced by any outstanding Policy Loan and accrued loan interest, further reduced by any Policy charges incurred prior to the date of the Insured's death but not yet deducted.

DIVISION(S) -- The Loan Division and the investment options available: The
     Divisions of the Variable Account, each of which invests in shares of one of the Portfolios and the Guaranteed Interest Division.

FREE LOOK PERIOD -- The period of time within which the Owner may examine the Policy and return it for a refund. This is also called the Right to Examine Policy Period.

GENERAL ACCOUNT -- The account which contains all of our assets other than those held in the Variable Account or our other separate accounts.

GUARANTEE PERIOD -- The period during which the Stated Death Benefit is guaranteed under the Guaranteed Minimum Death Benefit provision. The two available Guarantee Periods are (i) to the Insured's Age 65 or 10 years from the Policy Date, whichever is later, or (ii) the lifetime of the Insured. The Guarantee Period will end prior to the selected date any time the Guarantee Period Annual Premium has not been paid or on any Monthly Processing Date that the Net Account Value is not diversified according to our requirements.

GUARANTEE PERIOD ANNUAL PREMIUM -- The premium payment level required to maintain the Guarantee Period.

GUARANTEED INTEREST DIVISION -- Part of our General Account to which a portion of the Account Value may be allocated and which provides guarantees of principal and interest.

GUARANTEED MINIMUM DEATH BENEFIT -- The optional provision in the Policy which guarantees that the Stated Death Benefit will remain in force for the

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

     Guarantee Period regardless of the amount of the Net Cash Surrender Value, provided certain conditions are met.

INITIAL PREMIUM -- The premium which is required to be paid and received by our Customer Service Center in order for coverage to begin. Initial Premium is equal to the scheduled modal premiums which fall due from the Policy effective date through the Investment Date.

INSURED -- The person on whose life this Policy is issued and upon whose death the Death Proceeds are payable.

INVESTMENT DATE -- The date we allocate funds to the Policy. We will allocate the Initial Net Premium to the Policy on the Valuation Date immediately following the latest of the date we have received Initial Premium, we have approved the Policy for issue, and all issue requirements have been met and received in our Customer Service Center

LOAN DIVISION -- Part of our General Account in which funds are set aside to secure any outstanding Policy Loan and accrued loan interest when due.

MATURITY DATE -- The date the Policy matures. This is the Policy anniversary on which the Insured's Age is 100.

MINIMUM ANNUAL PREMIUM -- This premium must be paid during the first three policy years in order to maintain the requirements of the special continuation period.

MONTHLY PROCESSING DATE -- The date each month on which the monthly deductions from the Account Value are due. The first Monthly Processing Date will be the Policy Date or the Investment Date, if later. Subsequent Monthly Processing Dates will be the same date as the Policy Date each month thereafter unless this is not a Valuation Date, in which case the Monthly Processing Date occurs on the next Valuation Date.

NASD -- The National Association of Securities Dealers, Inc.

NET ACCOUNT VALUE -- The amount of the Account Value minus any Policy Loan and accrued loan interest.

NET AMOUNT AT RISK -- The difference between the current Base Death Benefit and the amount of the Account Value.

NET CASH SURRENDER VALUE -- The amount available if the Policy is surrendered, which is equal to the Cash Surrender Value minus any Policy Loan and accrued loan interest.

NET PREMIUM -- Premium amounts paid less the sales and tax charges. These charges are deducted from the premiums before the premium is applied to the Account Value.

OWNER -- The individual, entity, partnership, representative or party who can exercise all rights over and receive the benefits of the Policy during the Insured's lifetime.

PARTIAL WITHDRAWAL -- The withdrawal of a portion of the Net Cash Surrender
     Value from the Policy. The Partial Withdrawal may cause a Surrender Charge to be incurred, and it may reduce the amount of Base Death Benefit and Target Death Benefit in force.

POLICY -- The Policy consists of the basic Policy, any applications and any Riders or endorsements.

POLICY LOAN -- The sum of amounts borrowed from the Policy, increased by any Policy Loan interest capitalized when due, and reduced by any Policy Loan repayments.

POLICY DATE -- The date upon which the Policy becomes effective. The Policy Date is used to determine the Monthly Processing Date, Policy months, Policy years, and Policy monthly, quarterly, semi-annual and annual anniversaries. Unless otherwise indicated, the term Policy anniversary refers to the annual anniversary of the Policy.

PORTFOLIOS -- The investment options available to the Divisions of the Variable
     Account. Each Portfolio has a defined investment objective.

PREMIUM CLASS -- The underwriting class into which the Insured is categorized.
     This includes factors such as smoking status of the Insured as well as any substandard ratings which may apply. The Premium Class for the Policy is listed in the Schedule.

RIDER -- A Rider adds benefits to the Policy.

SCHEDULE -- The pages contained in the Policy which include the information specific to the Policy, such as the Insured's Age, the Policy Date, etc.

SCHEDULED PREMIUM -- The premium amount specified by the Owner on the application as the amount which is intended to be paid at fixed intervals over a specified period of time. Premiums may be paid on a monthly, quarterly, semiannual, or annual basis, as specified.

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

     The Scheduled Premium need not be paid, and may be changed at any time. Also, within limits, the Owner may pay less or more than the Scheduled Premium.

SEC -- The United States Securities and Exchange Commission.

SEGMENT -- The Stated Death Benefit on the Policy Date is the initial Segment, or Segment 1. Each increase in the Stated Death Benefit (other than an option change) is a new Segment. The first year for a Segment begins on the effective date of the Segment and ends one year later. Each subsequent year begins at the end of the prior segment year. Each new Segment may be subject to a new Minimum Annual Premium, new sales charge, new surrender charges, new cost of insurance charges, new incontestability and suicide exclusion periods.

STATED DEATH BENEFIT -- The sum of the Segments under the Policy. The Stated
     Death Benefit changes when there is an increase or a decrease or when a transaction on the Policy causes it to change.

SURRENDER CHARGE -- The charge made against the Account Value in the event of surrender, Policy lapse, requested reductions in the Stated Death Benefit, or certain Partial Withdrawals. The Surrender Charge consists of the Administrative Surrender Charge and the sales Surrender Charge.

TARGET DEATH BENEFIT -- When an Adjustable Term Insurance Rider is added to the
     Policy, the Target Death Benefit and Stated Death Benefit are specified in the application for the Policy; the Adjustable Term Insurance Rider Death Benefit is the difference between the Target Death Benefit and the Base Death Benefit provided by the Policy. In no event will the Adjustable Term Insurance Rider Death Benefit be less than zero. The Adjustable Term Insurance Rider automatically adjusts over time for changes in the Base Death Benefit to comply with the Federal income tax law definition of life insurance to keep the Target Death Benefit at the desired amount. The Target Death Benefit for each year will be shown in the Schedule of the Policy when an Adjustable Term Insurance Rider exists on the Policy.

TARGET PREMIUM -- The premium on which the maximum Sales Surrender Charge is calculated.

TRANSACTION DATE -- The date we receive a premium or an acceptable written or telephone request at our Customer Service Center. If the premium or request reaches our Customer Service Center on a day which is not a Valuation Date, or after the close of business on a Valuation Date (that is, after 4:00 p.m. Eastern Time), the Transaction Date will be the next succeeding Valuation Date.

VALUATION DATE -- Each date as of which the net asset value of the shares of the Portfolios and unit values of the Divisions are determined. Valuation Dates currently occur on each day on which the New York Stock Exchange and Security Life's Customer Service Center are open for business or as may be required by law, except for days that a Division's corresponding Portfolio does not value its shares.

VALUATION PERIOD -- The period which begins at 4:00 p.m. Eastern Time on a Valuation Date and ends at 4:00 p.m. Eastern Time on the next succeeding Valuation Date.

VARIABLE ACCOUNT -- Security Life Separate Account L1 established by Security
     Life to segregate the assets funding the Policy from the assets in our General Account. The Variable Account is divided into Divisions, each of which invests in shares of one of the Portfolios.

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

POLICY SUMMARY

THE PURPOSE OF THIS POLICY SUMMARY IS TO PROVIDE A BRIEF OVERVIEW OF THE POLICY. FURTHER DETAIL IS PROVIDED IN THE POLICY AND IN THE DETAILED INFORMATION APPEARING ELSEWHERE IN THIS PROSPECTUS. THE DISCUSSION IN THIS PROSPECTUS ASSUMES THAT ANY STATE VARIATION WILL BE COVERED IN A SPECIAL PROSPECTUS SUPPLEMENT OR IN THE FORM OF POLICY APPROVED IN THAT STATE, AS APPROPRIATE. THE TERMS UNDER WHICH THE POLICIES ARE ISSUED MAY ALSO VARY FROM THOSE DESCRIBED IN THIS PROSPECTUS BASED ON PARTICULAR CIRCUMSTANCES. THE DESCRIPTION OF THE POLICY IN THIS PROSPECTUS IS SUBJECT TO THE TERMS OF THE POLICY PURCHASED BY AN OWNER OR ANY RIDER TO IT. AN APPLICANT MAY REVIEW A COPY OF THE POLICY AND ANY RIDER TO IT ON REQUEST.


GENERAL INFORMATION

The Policy provides life insurance protection on the life of the Insured. So long as the Policy remains in force, we will pay a death benefit when the Insured dies. We will pay a maturity benefit in lieu of a death benefit when the Policy reaches the Maturity Date during the lifetime of the Insured.


DEATH BENEFITS

We will pay the Death Proceeds to the Beneficiary upon the death of the Insured while the Policy remains in force. The Death Proceeds will be equal to the Base Death Benefit plus any amounts payable from any additional benefits provided by Rider, reduced by the amount of any outstanding Policy Loan and any accrued loan interest. See Death Benefits, page 22.

When we issue the Policy, the death benefit is equal to the Stated Death Benefit for which you have applied plus any amount added by Adjustable Term Insurance Rider. The minimum Stated Death Benefit for which we will issue a Policy is $50,000; however, we may lower the minimum Stated Death Benefit for group or sponsored arrangements or corporate purchasers.

Generally, the Policy will remain in force only as long as the Net Cash Surrender Value is sufficient to pay all the monthly deductions. However if the special continuation period is in effect (during the first three policy years) and minimum premiums have been paid as specified in the section on Lapse (see Lapse, page 32) then the Policy and all Riders are guaranteed not to lapse, regardless of the Net Cash Surrender Value.

The Stated Death Benefit of the Policy may also remain in force after the first three policy years (special continuation period) even if the Net Cash Surrender Value is insufficient to pay all the monthly deductions if the Guaranteed Minimum Death Benefit provision is in effect and the requirements have been met. See Choice of Guaranteed Minimum Death Benefit Provisions, page 21.


BENEFITS AT MATURITY

If the Insured is still living on the Maturity Date, we will pay the Net Account Value. The Policy will then end. See Benefits at Maturity, page 25.


ADDITIONAL BENEFITS

The Owner may wish to include additional benefits, which are also attached to the Policy by Rider. The charge for these additional benefits is deducted monthly from the Account Value. We offer a variety of additional benefits. See Additional Benefits, page 25.


PREMIUMS

The Policy is a flexible premium Policy, so the amount and frequency of the premiums may vary, within limits. There are no required premium payments other than payments required to keep the Policy in force or payments required to maintain certain benefits as described below.

The Initial Premium must be paid in order for us to issue the Policy. The Minimum Annual Premium must be paid in order to meet the requirements for the three year special continuation period. If the Owner purchases one of two Guaranteed Minimum Death Benefit provisions, the Guarantee Period Annual Premium must be paid to maintain the Guarantee Period.

The Scheduled Premium is selected by the Owner and specified when application is made for the Policy. The Scheduled Premium may not necessarily be sufficient to maintain the Guarantee Period for one of the Guaranteed Minimum Death Benefit provisions or to keep the Policy in force.

Since this is a flexible premium life insurance Policy, the amount of premiums paid will affect the length of time the Policy will stay in force. See Premium Payments Affect The Continuation of Coverage, page 20.

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

ALLOCATION OF NET PREMIUMS

After certain premium-based charges are deducted from the premiums, the balance, called the Net Premium, is added to the Account Value based on the premium allocation instructions. Net Premiums may be allocated to one or more of the Divisions of the Variable Account, or to the Guaranteed Interest Division, or both. However, amounts can be allocated to no more than 18 Divisions over the life of the Policy.

Amounts allocated to the Divisions of the Variable Account will be held in the Division investing in the Fidelity VIP Money Market Portfolio until the end of the Free Look Period. Amounts allocated to the Guaranteed Interest Division will be held in that Division.

At the end of the Free Look Period, the funds held in the Fidelity VIP Money Market Division will be reallocated to other Divisions of the Variable Account according to the most recent premium allocation instructions. The amounts held in the Guaranteed Interest Division will remain in that Division.. Net Premiums received after the Free Look Period will be allocated upon receipt according to the most recent premium allocation instructions. Allocation percentages must be in whole numbers. The sum must equal 100%. See Allocation of Net Premiums, page 21.


MAXIMUM NUMBER OF INVESTMENT DIVISIONS

The owner may utilize a maximum of 18 Divisions for investment over the lifetime of the Policy until current administrative systems are enhanced. See Maximum Number of Investment Divisions, page 15.


POLICY VALUES

The Policy Account Value is equal to the sum of the amounts in the Guaranteed Interest Division and in the Divisions of the Variable Account. It also includes any amount we set aside in the Loan Division as collateral for any outstanding Policy Loan. The Account Value reflects Net Premiums paid, as well as deductions for charges. It will also reflect the investment experience of amounts allocated to the Divisions of the Variable Account, and interest earned on amounts allocated to the Guaranteed Interest Division and the Loan Division. Any Partial Withdrawal, plus a service fee, will be deducted from the Account Value.

The Cash Surrender Value of the Policy is equal to the Account Value less any Surrender Charge.

The Net Cash Surrender Value of the Policy is equal to the Cash Surrender Value less the amount of any outstanding Policy Loan and accrued loan interest.

The Net Account Value of the Policy is equal to the Account Value less the amount of any outstanding Policy Loan and accrued loan interest.


DETERMINING THE VALUE IN THE DIVISIONS OF THE VARIABLE ACCOUNT

The amounts in the Divisions of the Variable Account are measured in terms of Accumulation Units and Accumulation Unit Values. On any given day, the value of the amount in a Division of the Variable Account is equal to the Accumulation Unit Value times the number of Accumulation Units credited to that Division. The Accumulation Units of each Division of the Variable Account will have different Accumulation Unit Values. See Determining the Value in the Divisions of the Variable Account, page 27.


HOW WE CALCULATE ACCUMULATION UNIT VALUES FOR EACH DIVISION

We determine Accumulation Unit Values for each Division of the Variable Account as of each Valuation Date. All Policy transactions are effective as of a Valuation Date. The Accumulation Unit Value of each Division reflects the investment experience of the underlying Portfolio for the Valuation Period as well as asset based charges deducted in connection with the Policy and the expenses of the Portfolio. See How We Calculate Accumulation Unit Values for Each Division, page 28.


TRANSFERS OF ACCOUNT VALUES

After the Free Look Period, the Owner may make up to 12 transfers among Divisions of the Variable Account or to the Guaranteed Interest Division in each Policy year without charge. There will be a $25 charge for each transfer over 12 in a Policy year. Transfers due to the operation of Automatic Rebalancing or Dollar Cost Averaging are not included in determining the limit on transfers without a charge. The minimum amount we will transfer is $100.

Once during the first 30 days of each Policy year, amounts from the Guaranteed
Interest Division may be transferred.   Transfer amounts from the Guaranteed
Interest Division to the Divisions of the Variable Account are limited. Transfers of the Account Value to the Guaranteed Interest Division are not limited to this 30-day period.

See Transfers of Account Values, page 28.

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

DOLLAR COST AVERAGING

Dollar Cost Averaging is available by electing this feature at the time of application or at any other time, by completing the appropriate form or by telephoning us, if the proper telephone authorization is on file with us. We offer Dollar Cost Averaging to Owners who have at least $10,000 in either the Division investing in the Fidelity VIP Money Market Portfolio or the Division investing in the Neuberger & Berman AMT Limited Maturity Bond Portfolio of the Variable Account. There is no charge for this feature. See Dollar Cost Averaging, page 29.


AUTOMATIC REBALANCING

Automatic Rebalancing is available by electing this feature at the time of application, by completing the appropriate form or by telephoning us, if the proper telephone authorization is on file with us. Automatic Rebalancing allows the Owner to match the Account Value allocations over time to the allocation percentages specified. We will charge a fee of $25 each time the allocation is changed more often than five times per policy year; otherwise, there is no charge for this feature. See Automatic Rebalancing, page 30.


LOANS

Loans may be taken against the Policy's Cash Surrender Value. Unless otherwise required by state law, the loan must be at least $100. Loan interest accrues at an annualized rate of 3.75%. The Loan Division earns a guaranteed rate of interest equal to 3% on an annualized basis. See Policy Loans, page 31.


PARTIAL WITHDRAWALS

A portion of the Net Cash Surrender Value may be withdrawn any time after the first Policy year, within limits. Only one Partial Withdrawal may be taken per Policy year. See Partial Withdrawals, page 31.


SURRENDER

The Owner may surrender the Policy for its Net Cash Surrender Value at any time while the Insured is living. The Net Cash Surrender Value of the Policy equals the Cash Surrender Value minus any Policy Loan and accrued loan interest. We will compute the Net Cash Surrender Value as of the date we receive the request and the Policy at our Customer Service Center, and all insurance coverage will end on that date. See Surrender, page 32.


RIGHT TO EXCHANGE POLICY

At any time during the first 24 months following the Policy Date or a requested increase to the Stated Death Benefit, the Owner may exercise the right to exchange the Policy from one in which the Account Value is not guaranteed into a guaranteed Policy unless required differently by state law. See Right to Exchange Policy, page 32.


LAPSE

Insurance coverage will continue as long as the Net Cash Surrender Value of the Policy is sufficient to pay all the deductions that are taken out of the Account Value each month. In addition, during the first three Policy years if the conditions of the special continuation period have been met the Policy and all attached Riders are guaranteed not to lapse, regardless of the Net Cash Surrender Value.

Also, if the Guaranteed Minimum Death Benefit provision has been elected and the requirements to maintain the Guarantee Period have been met, the Stated Death Benefit portion of the Policy will remain in effect after the first three policy years (special continuation period) regardless of the amount of the Net Account Value. However, if the requirements to maintain the Guarantee Period have not
been met, the Guaranteed Minimum Death Benefit provision will lapse.   See
Lapse, page 32.


REINSTATEMENT

A lapsed Policy and its Riders may be reinstated within five years of its lapse if it has not been surrendered for its Net Cash Surrender Value. However, the Guaranteed Minimum Death Benefit cannot be reinstated. This will require new evidence of insurability and payment of certain reinstatement premiums. We will also reinstate any Policy Loan which existed when coverage ended, with accrued loan interest to the date of lapse. See Reinstatement, page 33.


CHARGES AND DEDUCTIONS

Deductions From Premiums: The following charges are deducted from each premium before it is applied to the Account Value:

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

    (i) Tax Charges-- A charge currently equal to 2.5% of premiums is deducted for state and local premium taxes. A charge currently equal to 1.5% of each premium is deducted to cover our estimated cost of the Federal income tax treatment of deferred acquisition costs. We reserve the right to increase or decrease the premium expense charges for taxes due to any change in tax law. We further reserve the right to increase or decrease the premium expense charge for the Federal deferred acquisition cost due to any change in the cost to us.

    (ii) Sales Charge -- A charge equal to a percentage of each premium based on the Insured's Age on the Policy Date or the date of an increase in coverage is deducted to cover a portion of our expenses in issuing this Policy.

Age of Insured           Sales Charge Percentage
--------------           -----------------------
      0-49                      2.25%
     50-59                      3.25%
     60-85                      4.25%

These deductions from premiums are only a portion of the total sales charge that will be assessed against the Account Value in the event of surrendering the Policy during the 14 Policy Years following the Policy Date or 14 years following the addition of a new Segment. See Sales Surrender Charge, page 38.

See Deductions from Premiums, page34 .

Deductions From The Variable Account: A mortality and expense risk charge is assessed against the Divisions of the Variable Account in the amount of 0.75% per annum (0.002055% per day). We assess the mortality and expense risk charge to compensate us for assuming mortality and expense risks under the Policies. See Daily Deductions from the Variable Account, page 34.

Monthly Deductions From The Account Value: The following charges are deducted from the Account Value at the beginning of each Policy month:

   (i)    Initial Policy Charge -- $10 per month

   (ii) Monthly Administrative Charge -- $3 per month plus $0.0125 per thousand of Stated Death Benefit (or Target Death Benefit if greater). The per thousand charge is limited to $15 per month.

   (iii) Cost of Insurance Charge -- A monthly charge based on the Net Amount at Risk on the life of the Insured. The amount of this charge differs for Base Death Benefit and Adjustable Term Insurance Rider, if any, as well as for multiple Segments.

   (iv) Charges for Additional Benefits -- The cost of any additional benefits added by Rider, other than the Adjustable Term Insurance Rider.

   (v) Guaranteed Minimum Death Benefit Charge -- currently $0.005 per thousand of the Stated Death Benefit during the Guarantee Period. This charge is guaranteed to never be greater than $.01 per thousand of the Stated Death Benefit.

See Monthly Deductions from the Account Value, page 35.

Policy Transaction Fees: Policy Transaction Fees are deducted from the Divisions of the Variable Account and Guaranteed Interest Division in the same proportion that the Account Value in each Division bears to the total Net Account Value immediately following the transaction. See Policy Transaction Fees, page 36.

Surrender Charges: During the first 14 Policy years, or during the first 14 Policy years of each additional Segment, we assess a Surrender Charge if the Owner surrenders the Policy, reduces the Stated Death Benefit (other than by changing death benefit option), or lets the Policy lapse. A Surrender Charge may also be assessed if a Partial Withdrawal is taken. The charge consists of the administrative Surrender Charge and the sales Surrender Charge.

The administrative Surrender Charge equals a fixed dollar amount per thousand dollars of Stated Death Benefit and depends upon the Insured's Age at the Policy Date or the effective date of each additional Segment. The Sales Surrender Charge will never be more than 50% of one Base Standard Target Premium. See Surrender Charge, page 37.

Charges from Portfolios: Shares of the Portfolios are purchased at net asset value, which reflects investment management and other direct expenses that have already been deducted from the assets of the Portfolio. See Charges from Portfolios, page 39.


PERSISTENCY REFUND

The Account Value will be credited with a Persistency Refund each Monthly Processing Date after the 10th Policy anniversary. See Persistency Refund, page 36.


TAX CONSIDERATIONS

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

Under current Federal income tax law, death benefits of life insurance policies generally are not subject to income tax. In order for this treatment of the death benefit to apply, the Policy must qualify as a life insurance contract. The tax code provides for two tests to qualify a contract as a life insurance policy. The Owner irrevocably selects which of these tests will apply to the Policy in the application. After the Policy Date, the Policy will reflect the test which was chosen. See Life Insurance Definition, page 42.

Generally, under current Federal income tax law, Account Value earnings are not subject to income tax as long as they remain within the Policy. Loans, Partial Withdrawals, surrender, lapse or an exchange of Insured may result in recognition of ordinary income for tax purposes and may result in penalties if the Policy is considered a Modified Endowment Contract as explained in Modified Endowment Contracts, page 43.


INFORMATION ABOUT SECURITY LIFE, THE VARIABLE ACCOUNT, THE INVESTMENT OPTIONS AND THE GUARANTEED INTEREST DIVISION

SECURITY LIFE OF DENVER INSURANCE COMPANY

Security Life of Denver Insurance Company ("Security Life") is a stock life insurance company organized under the laws of the State of Colorado in 1929. Our headquarters are located at 1290 Broadway, Denver, Colorado 80203-5699. We are admitted to do business in the District of Columbia and all states except New York. As of the end of 1996, Security Life and its consolidated subsidiaries had over $139.9 billion of life insurance in force. Our total assets exceeded $7.1 billion and our shareholder's equity exceeded $778 million, on a generally accepted accounting principles basis as of December 31, 1996. We offer a complete line of life insurance and retirement products, including annuities, individual and group life and pension products, and market life reinsurance. Security Life actively manages its General Account investment portfolio to meet both long-term and short-term contractual obligations. The General Account portfolio invests primarily in investment-grade bonds and low-risk loans.

Security Life is a wholly owned indirect subsidiary of ING Groep, N.V. ("ING"), one of the world's three largest diversified financial services organizations. ING is headquartered in Amsterdam, Netherlands, and has consolidated assets exceeding $277.9 billion on a Dutch (modified U.S.) generally accepted accounting principles basis as of December 31, 1996.

The principal underwriter and distributor for the Policies is ING America Equities, Inc. ("ING America Equities"), a wholly owned subsidiary of Security Life. ING America Equities is registered as a broker-dealer with the SEC and is a member of the NASD. The current address for ING America Equities is 1290 Broadway, Denver, Colorado 80203-5699.


SECURITY LIFE SEPARATE ACCOUNT L1

Security Life Separate Account L1 (the "Variable Account"), established on November 3, 1993 under the Insurance Law of the State of Colorado, is a unit investment trust registered with the SEC under the Investment Company Act of 1940. Such registration does not involve any supervision by the SEC of the management of the Variable Account or Security Life.

The Variable Account is a separate investment account of Security Life used to support our variable life insurance policies and for other purposes as permitted by applicable laws and regulations. The assets of the Variable Account are kept separate from our General Account and any other separate accounts we may have. We may offer other variable life insurance contracts that will invest in the Variable Account which are not discussed in this prospectus. The Variable Account may also invest in other securities which are not available to the Policy described in this prospectus.

We own all the assets in the Variable Account. Income and realized and unrealized gains or losses from assets in the Variable Account are credited to or charged against the Variable Account without regard to other income, gains or losses in our other investment accounts. In accordance with and under the provisions of Section 10-3-501(2) of the Colorado Revised Statutes, that portion of the assets of the Variable Account which is equal to the reserves and other Policy liabilities with respect to the Variable Account is not chargeable with liabilities arising out of any other business we conduct. This means that in the event Security Life were ever to become insolvent, the assets of the Variable Account are to be used first to pay Variable Account policy claims. Only if assets remain in the Variable Account after those claims have been satisfied can those assets be used to pay other policy Owners and creditors of Security Life. The Variable Account may, however, be subject to liabilities arising from Divisions of the Variable Account whose assets are attributable to other variable life policies offered by the Variable Account. If the assets exceed the required reserves and other policy liabilities, we may transfer the excess to our General Account. If the

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

assets in the Variable Account are insufficient to satisfy Variable Account Policy owner claims, Section 10-3-541 provides that under certain circumstances the amount of those claims which are not satisfied are to be treated as Policy owner claims against the general account assets of the insurance company.

The Variable Account has several Divisions, each of which invests in shares of a corresponding Portfolio of a mutual fund. Therefore, the investment experience of a Policy depends on the experience of the Portfolios designated. These Portfolios are available only to serve as the underlying investment for variable annuity and variable life insurance contracts issued through separate accounts of Security Life as well as other life insurance companies and may be available to certain pension accounts. They are not available directly to individual investors.

Each of the Portfolios is a separate series of an open-end management investment company which receives investment advice from a registered investment adviser not otherwise affiliated with Security Life. The Neuberger & Berman Advisers Management Trust has organized its Portfolio to a master feeder structure. See the prospectus for the Neuberger & Berman Advisers Management Trust for more details.

The Portfolios as well as their investment policies are described below. Shares of these Portfolios are sold to separate accounts of insurance companies, which may or may not be affiliated with Security Life or each other, a practice known as "shared funding." They may also sell shares to separate accounts to serve as the underlying investment for both variable annuity contracts and variable life insurance policies, known as "mixed funding." As a result, there is a possibility that a material conflict may arise between the interests of Owners of Policies in which Account Values are allocated to the Variable Account and of owners of policies in which account values are allocated to one or more other separate accounts investing in any one of the Portfolios. Shares of these Portfolios may also be sold to certain qualified pension and retirement plans qualifying under Section 401 of the Code that include cash or deferred arrangements under Section 401(k) of the Code. As a result, there is a possibility that a material conflict may arise between the interests of owners generally, or certain classes of owners, and such retirement plans or participants in such retirement plans. In the event of a material conflict, Security Life will consider what action may be appropriate, including removing the Portfolio from the Variable Account. There are certain risks associated with mixed and shared funding and with the sale of shares to qualified pension and retirement plans, as disclosed in each Portfolio's prospectus.

The Divisions of the Variable Accounts investing in the Neuberger & Berman Advisers Management Trust Government Income Portfolio and the Van Eck Worldwide Balanced Fund will no longer accept new investments, including through transfers, automatic rebalancing or dollar cost averaging. Existing investments in these Funds will not need to be moved at this time, however, Security Life encourages investors in these Portfolios to consider making a voluntary exchange to another Division. Transfers of account values from the Government Income Portfolio Division or the Worldwide Balanced Fund Division to another Division of the Variable Account or to the Guaranteed Interest Division will not count against the 12 transfers permitted annually without charge under the Contract.


MAXIMUM NUMBER OF INVESTMENT DIVISIONS

The Owner may utilize a maximum of 18 Divisions for investment over the lifetime of the Policy until current administrative systems are enhanced. The Divisions include the Divisions of the Variable Account and the Guaranteed Interest Division, but exclude the Loan Division. For example, if the Owner has allocated or transferred funds to 17 Divisions of the Variable Account and to the Guaranteed Interest Division (or to 18 Divisions of the Variable Account), those will be the only Divisions to which the Owner can subsequently allocate or transfer funds. Therefore, Owners may prefer to utilize fewer Divisions in the early years of the Policy so as to leave open the option to invest in other Divisions in the future. An Owner who has used 18 Variable Divisions will no longer have the Guaranteed Interest Division available for future use.


INVESTMENT OBJECTIVES OF THE PORTFOLIOS

Each Portfolio has a different investment objective that it tries to achieve by following its investment strategy. The objectives and policies of each Portfolio will affect its return and its risks. A summary of the investment objectives is contained in the description of each Portfolio below. More detailed information may be found in the current prospectus for each Portfolio. A prospectus for the Portfolios being considered must accompany this prospectus and should be read in conjunction with it.


NEUBERGER & BERMAN ADVISERS MANAGEMENT TRUST

The Neuberger & Berman Advisers Management Trust (the "Trust") is a registered, open-end management investment company organized as a Delaware business trust pursuant to a Trust Instrument dated May 23, 1994. The Trust is comprised of separate Portfolios, each of which invests all of its net investable assets in a corresponding series of Advisers Managers Trust ("Managers Trust"), a diversified, open-end

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

management investment company organized as of May 24, 1994 as a New York common law trust. This master feeder structure is different from that of many other investment companies which directly acquire and manage their own portfolios of securities. Neuberger & Berman Management Incorporated acts as investment manager to Managers Trust and Neuberger & Berman, L.L.C. as sub-adviser.

Limited Maturity Bond Portfolio -- seeks the highest current income consistent with low risk to principal and liquidity. As a secondary objective, it also seeks to enhance its total return. The Limited Maturity Bond Portfolio pursues its investment objectives by investing in a diversified portfolio of U.S. Government and Agency securities and investment grade debt securities issued by financial institutions, corporations and others. The Limited Maturity Bond Portfolio may invest up to 10% of its net assets, measured at the time of investment, in fixed income securities rated below investment grade or in comparable unrated securities. The Limited Maturity Bond Portfolio's dollar weighted average portfolio duration may range up to four years.

Government Income Portfolio -- (no longer available for new investments) seeks a high level of current income and total return, consistent with safety of principal. The Portfolio invests at least 65% of its total assets in U.S. Government and Agency securities, with an emphasis on U.S. Government mortgage backed securities. In addition, the Portfolio invests at least 25% of its total assets in mortgage backed securities (including U.S. Government mortgage backed securities) and asset backed securities. The investment manager follows a flexible investment strategy depending on market conditions and interest rate trends.

Growth Portfolio -- seeks capital appreciation without regard to income and invests in small-, medium-, and large-, capitalization securities believed to have maximum potential for long-term capital appreciation. The portfolio is managed using a growth-oriented investment approach. A growth-oriented approach seeks stocks of companies that are projected to grow at above-average rates and faster than others expect.

Partners Portfolio -- seeks capital growth through an investment approach that is designed to increase capital with reasonable risk. Its investment program seeks securities believed to be undervalued based on strong fundamentals such as low price to earnings ratio, consistent cash flow, and the Company's track record through all points of the market cycle. Up to 15% of the series' net assets, measured at the time of investment, may be invested in corporate debt securities rated below investment grade or comparable unrated securities.

THE ALGER AMERICAN FUND

The Alger American Fund is a registered investment company organized on April 6, 1988 as a multi-series Massachusetts business trust. The Fund's investment manager is Fred Alger Management, Inc., which has been in the business of providing investment advisory services since 1964.

Alger American Small Capitalization Portfolio -- seeks to obtain long term capital appreciation. Except during temporary defensive periods, the Portfolio invests at least 65% of its total assets in equity securities of companies that, at the time of purchase of the securities, have total market capitalization within the range of companies included in the Russell 2000 Growth Index ("Russell Index") or the S&P SmallCap 600 Index ("S&P Index"), updated quarterly. Both indexes are broad indexes of small capitalization stocks. As of June 30, 1997, the range of market capitalization of the companies in the Russell Index was $13 million to $1.56 billion; the range of market capitalization of the companies in the S&P Index at that date was $35 million to $3.025 billion. The combined range was $13 million to $ 3.025 billion.

Alger American MidCap Growth Portfolio -- seeks long-term capital appreciation.
     Except during temporary defensive periods, the Portfolio invests at least 65% of its total assets in equity securities of companies that, at the time of purchase of the securities, have total market capitalization within the range of companies included in the S&P MidCap 400 Index, updated quarterly. The S&P MidCap 400 Index is designed to track the performance of medium capitalization companies. As of June 30, 1997, the range of market capitalization of these companies was $100 million to $9.149 billion.

Alger American Growth Portfolio -- seeks to obtain long-term capital appreciation. The Portfolio will invest its assets primarily in companies whose securities are traded on domestic stock exchanges or in the over-the-counter market. Except during temporary defensive periods, the Portfolio will invest at least 65% of its total assets in the securities of companies that, at the time of purchase of the securities, have a total market capitalization of $1 billion or greater.

Alger American Leveraged AllCap Portfolio -- seeks long-term capital appreciation. The Portfolio may purchase put and call options and sell (write) covered call and put options on securities and securities indexes to increase gain and to hedge against the risk of unfavorable price movements, and may enter into futures contracts on securities indexes and purchase and sell call and put options on these futures. The Portfolio may also borrow money for the purchase of additional securities. The


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

     Portfolio may borrow only from banks and may not borrow in excess of one third of the market value of its assets, less liabilities other than such borrowing. Except during temporary defensive periods, the Portfolio will invest 85% of its net assets in equity securities of companies of any size.

FIDELITY VARIABLE INSURANCE PRODUCTS FUND AND VARIABLE INSURANCE PRODUCTS FUND
II

Fidelity Variable Insurance Products Fund and Variable Insurance Products Fund II are open-end, diversified, management investment companies organized as Massachusetts business trusts on November 13, 1981 and March 21, 1988, respectively. The funds are managed by Fidelity Management & Research Company ("FMR") which handles the Funds' business affairs, with the exception of the VIP II Index 500 Portfolio which is sub-advised by Bankers Trust Company. FMR is the management arm of Fidelity Investments, which was established in 1946 and is now America's largest mutual fund manager.

VIP Growth Portfolio -- seeks capital appreciation by investing in common stocks, although the Portfolio is not limited to any one type of security.

VIP Overseas Portfolio -- seeks long term growth of capital primarily through investments in foreign securities. The Overseas Portfolio provides a means for investors to diversify their own portfolios by participating in companies and economies outside of the United States.

VIP Money Market Portfolio -- seeks as high a level of current income as is consistent with preserving capital and providing liquidity. The Portfolio will invest only in high quality U.S. dollar-denominated money market securities of domestic and foreign issuers.

VIP II Asset Manager Portfolio -- seeks high total return with reduced risk over the long-term by allocating its assets among domestic and foreign stocks, bonds, and short-term fixed-income instruments.

VIP II Index 500 Portfolio -- seeks to provide investment results that correspond to the total return (i.e., the combination of capital changes and income) of common stocks publicly traded in the United States. In seeking this objective, the Portfolio attempts to duplicate the composition and total return of the Standard & Poor's Composite Index of 500 Stocks while keeping transaction costs and other expenses low. The Portfolio is designed as a long-term investment option.

INVESCO VARIABLE INVESTMENT FUNDS, INC.

INVESCO Variable Investment Funds, Inc. is a registered, open-end management investment company that was organized as a Maryland corporation on August 19, 1993, and is currently comprised of five diversified investment Portfolios, described below. INVESCO Funds Group, Inc., the Funds' investment adviser, is primarily responsible for providing the Portfolios with various administrative services and supervising the Fund's daily business affairs. INVESCO Distributors, Inc. ("IDI"), provides distribution services for the INVESCO Variable Investment Funds, Inc. Portfolio management is provided to each Portfolio by its sub-adviser. INVESCO Trust Company serves as sub-adviser to the Industrial Income, High Yield and Utilities Portfolios. INVESCO Capital Management, Inc. serves as sub-adviser to the Total Return Portfolio.

INVESCO VIF Total Return Portfolio -- seeks a high total return on investment through capital appreciation and current income. The Total Return Portfolio seeks to achieve its investment objective by investing in a combination of equity securities (consisting of common stocks and, to a lesser degree, securities convertible into common stock) and fixed income securities.

INVESCO VIF Industrial Income Portfolio -- seeks the best possible current income, while following sound investment practices. Capital growth potential is an additional consideration in the selection of portfolio securities. The Portfolio normally invests at least 65% of its total assets in dividend-paying common stocks. Up to 10% of the Portfolio's total assets may be invested in equity securities that do not pay regular dividends. The remaining assets are invested in other income-producing securities, such as corporate bonds. The Portfolio also has the flexibility to invest in other types of securities.

INVESCO VIF High Yield Portfolio -- seeks a high level of current income by investing substantially all of its assets in lower rated bonds and debt securities and in preferred stock. Under normal circumstances, at least 65% of the Portfolio's total assets will be invested in debt securities having maturities at the time of issuance of at least three years. Potential capital appreciation is a factor in the selection of investments, but is secondary to the Portfolio's primary objective. This Portfolio may not be appropriate for all Owners due to the higher risk of lower rated bonds commonly known as "junk bonds." See the prospectus for the INVESCO VIF High Yield Portfolio for more information concerning these risks.

INVESCO VIF Utilities Portfolio -- seeks capital appreciation and income through investments primarily in equity securities of companies principally engaged in the public utilities business.

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

INVESCO VIF Small Company Growth Fund -- (will become available for investment on or before May 1, 1998) seeks long-term capital growth through the investment of 65% or more of its total assets in equity securities of companies with market capitalization of $1 billion or less at the time of purchase ("small-cap companies"). The balance of the Fund's assets may be invested in the equity securities of companies with market capitalizations in excess of $1 billion, debt securities and short term investments.

VAN ECK WORLDWIDE INSURANCE TRUST

Van Eck Worldwide Insurance Trust is an open-end management investment company organized as a "business trust" under the laws of the Commonwealth of Massachusetts on January 7, 1987. Van Eck Associates Corporation serves as investment adviser and manager to the Worldwide Hard Assets Fund, Worldwide Real Estate Fund, Worldwide Emerging Markets Fund, Worldwide Bond Fund, and Worldwide Balanced Fund. Fiduciary International Inc. does not currently serve as sub-investment adviser to the Worldwide Balanced Fund, but it is expected to do so when the fund's assets reach a point at which it is appropriate to utilize the sub-investment adviser's services.

On April 30, 1997, the Van Eck Gold and Natural Resources Fund was renamed the Worldwide Hard Assets Fund to reflect the Fund's new investment objective and concentration policy approved by shareholders on April 9, 1997. The Fund's new investment objective is described below.

Van Eck Worldwide Hard Assets Fund -- seeks long-term capital appreciation by investing globally, primarily in "Hard Assets Securities." Hard Assets are tangible, finite assets, such as real estate, energy, timber, and industrial and precious metals. Income is a secondary consideration.

Van Eck Worldwide Real Estate Fund -- (will become available for investment on or before May 1, 1998) seeks to maximize total return by investing primarily in equity securities of domestic and foreign companies which are principally engaged in the real estate industry or which own significant real estate assets.

Van Eck Worldwide Bond Fund -- (will become available for investment on or before May 1, 1998) seeks high total return through a flexible policy of investing globally, primarily in debt securities.

Van Eck Worldwide Emerging Markets Fund -- (will become available for investment on or before May 1, 1998) seeks long term capital appreciation by investing primarily in equity securities in emerging markets around the world. Peregrine Asset Management (Hong Kong) Limited serves as sub-investment adviser to this Fund.

Van Eck Worldwide Balanced Fund -- (no longer available for new investments) seeks long term capital appreciation together with current income by investing in stocks, bonds and money market instruments worldwide.

AIM VARIABLE INSURANCE FUNDS, INC.

AIM Variable Insurance Funds, Inc. is a registered, open-end, series, management investment company. AIM Advisors, Inc., ("AIM") manages each Fund's assets pursuant to a master investment advisory agreement dated February 28, 1997. AIM was organized in 1976 and is a wholly-owned subsidiary of AIM Management Group, Inc., an indirect subsidiary of AMVESCAP PLC, (formerly INVESCO PLC).

AIM VI Capital Appreciation Portfolio -- (will become available for investment on or before May 1, 1998) seeks to provide capital appreciation through investments in common stocks, with emphasis on medium-sized and smaller emerging growth companies. AIM will be particularly interested in companies that are likely to benefit from new or innovative products, services or processes that should enhance such companies prospects for future growth in earnings.

AIM VI Government Securities Portfolio -- (will become available for investment on or before May 1, 1998) seeks to achieve a high level of current income consistent with reasonable concern for safety of principal by investing in debt securities issued, guaranteed of otherwise backed by the U.S. Government.

THE GUARANTEED INTEREST DIVISION

All or a portion of the Net Premiums and transfers of the Net Account Value may be made to the Guaranteed Interest Division, which is part of our General Account and which pays interest at a declared rate. The General Account supports our non-variable insurance and annuity obligations. Because of exemptive and exclusionary provisions, interests in the Guaranteed Interest Division have not been registered under the Securities Act of 1933, and neither the Guaranteed Interest Division nor the General Account has been registered as an investment company under the Investment Company Act of 1940. Accordingly, neither the General Account, the Guaranteed Interest Division nor any interests therein are generally subject to regulation under these Acts. As a result, the staff of the SEC has not reviewed the disclosures included in this prospectus which relate to the General Account and the Guaranteed Interest Division. These disclosures, however, may be subject to certain provisions of the Federal securities law relating to the accuracy and completeness of statements

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

made in this prospectus. For more details regarding the General Account, see the Policy.

The amount in the Guaranteed Interest Division at any time is the sum of all Net Premiums allocated to that Division, all transfers to the Guaranteed Interest Division and earned interest. This amount is reduced by amounts transferred out of or withdrawn from the Guaranteed Interest Division and deductions from the Account Value allocated to the Guaranteed Interest Division.

Amounts may be accumulated in the Guaranteed Interest Division by (i) allocating Net Premiums, (ii) transferring amounts from the Divisions of the Variable Account, (iii) earning interest on amounts in the Guaranteed Interest Division, and (iv) repaying a Policy Loan to release amounts from the Loan Division.

We pay a declared interest rate on all amounts in the Guaranteed Interest Division. From time to time, we declare the rates that will apply to amounts in the Guaranteed Interest Division. These annual interest rates will never be less than the minimum guaranteed interest rate of 3% and will be in effect for at least 12 months. Interest is credited daily at an effective annual rate that equals the declared rate. The interest is credited as of each Valuation Date to the amount in the Guaranteed Interest Division. This interest will be paid regardless of the actual investment experience of the General Account; we bear the full amount of the investment risk for the amount allocated to the Guaranteed Interest Division.


DETAILED INFORMATION ABOUT THE FIRSTLINE VARIABLE UNIVERSAL LIFE POLICY

This prospectus describes our standard FirstLine Variable Universal Life Policy. There may be differences in the Policy because of the requirements of the state where the Policy is issued; any such changes will be defined in the Policy.

The illustrations beginning on page 19 are intended to provide an idea of how the key financial elements of FirstLine work. The illustrations show Premiums, Account Values, Cash Surrender Values and Death Benefits.


APPLYING FOR A POLICY

Any individual wishing to purchase a Policy may submit an application to us. On the Policy Date, the Insured must be no more than Age 85. Before issuing any Policy or applying Net Premium to the Variable Account or the Guaranteed Interest Division, we require satisfactory evidence of insurability, which may include a medical examination, completion of all underwriting requirements, and satisfaction of issue requirements.

The Investment Date is the date we allocate funds to the Policy. We will allocate the Initial Net Premium to the Policy on the Valuation Date immediately following the latest of the date we receive the Initial Premium, approve the Policy for issue, and all issue requirements have been met and received in our Customer Service Center. The Policy is generally available with a minimum Stated Death Benefit of $50,000; however, we may reduce this amount for group or sponsored arrangements or corporate purchasers. The maximum Stated Death Benefit will be limited by our underwriting and reinsurance procedures in effect at the time of application.

The Policy Date is the date upon which the Policy becomes effective. The Policy Date is the date used to determine Policy years and Policy months regardless of when the Policy is delivered. In the case of certain payroll deduction plans or other automatic investment plans, the Policy Date may be different from the date the first premium payment is received. If the Policy Date is prior to the Investment Date, we will charge monthly deductions from the Policy Date.

If a premium payment in an amount not less than the Scheduled Premium is received with the application and there has been no material misrepresentation in the application, temporary insurance equal to the face amount applied for up to a maximum amount as described in the binding limited life insurance coverage form will be in force. Coverage will begin when the binding limited life insurance coverage form has been completed and signed, a premium has been accepted by us, and Part I of the application has been completed. Binding limited life insurance coverage will end on the earliest of the date: (i) premiums are returned; (ii) five days after notice of termination is mailed to the Owner's address on the application; (iii) coverage starts under the Policy resulting from the application; (iv) a policy resulting from the application is refused by us; or (v) 90 days after the date the binding limited life insurance coverage form is signed. In no event will a death benefit be provided under the temporary insurance agreement if there was a material misrepresentation in the answers to the questions in the binding limited life insurance coverage form or any question or statement in the application, a proposed Insured dies by suicide or intentional self-inflicted injury, or the premium check is not honored.


PREMIUMS

The Owner may choose the amount and frequency of

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

premium payments, as long as they are within the limits described below.


SCHEDULED PREMIUMS

Even though the premiums are flexible, the Schedule pages of the Policy will show a "Scheduled" Premium. The Owner may select the Scheduled Premium within our limits when applying for the Policy. The Scheduled Premium is the amount chosen to pay over a specified period of time and may not necessarily be sufficient to keep the Policy in force. The Owner may receive premium reminder notices for the Scheduled Premium on a quarterly, semiannual, or annual basis.

Alternatively, premiums other than the Initial Premium requirement may be paid by having us withdraw them via Electronic Funds Transfer each month. The financial institution making the Electronic Funds Transfer may impose a charge for this service. The Owner is not required to pay the Scheduled Premium, and it can be changed at any time subject to the maximum and minimum limits we may set. If one of the Guaranteed Minimum Death Benefit provisions described below has been chosen, the Scheduled Premium should not be less than the amount required to maintain the Guarantee Period.


UNSCHEDULED PREMIUM PAYMENTS

Generally, unscheduled premium payments may be made at any time. We reserve the right to limit the amount of unscheduled premiums if the payment would result in an increase in the amount of the Base Death Benefit required by the Federal income tax law definition of life insurance, or to require suitable evidence of the insurability of the Insured at the time of the unscheduled premium payment. Evidence of insurability may also be required if the net amount at risk is increased as a result of an unscheduled premium payment. We will return premium payments which exceed the "seven-pay" limit for the Policy if we determine the payment would cause the Policy to immediately become a Modified Endowment Contract. After the Owner has signed a form acknowledging that the Owner understands the Policy will be a Modified Endowment Contract, we will accept the excess premium payments. See Modified Endowment Contracts, page 43 and Changes to Comply with Law, page 45.

If a Policy Loan is outstanding, any payment which is not a Scheduled Premium payment received before the Maturity Date is considered a loan repayment, unless indicated otherwise. Applicable tax and sales charges are not deducted from a loan repayment but are deducted from any payment which constitutes a premium.

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First Line                             20

MINIMUM ANNUAL PREMIUM

The Minimum Annual Premium must be paid during the first three policy years in order to maintain the requirements for the three year special continuation period. We determine the applicable Minimum Annual Premium based on the Age, sex and Premium Class of the Insured, the Stated Death Benefit of the Policy and any additional benefits selected. We may reduce the Minimum Annual Premium for group or sponsored arrangements or corporate purchasers. The Minimum Annual Premium for the Policy is shown in the Schedule pages of the Policy.


SPECIAL CONTINUATION PERIOD

The Policy is guaranteed not to lapse, regardless of its Net Cash Surrender Value if, on each Monthly Processing Date during the first three Policy years, the sum of premiums paid, less the sum of Partial Withdrawals and Policy Loans taken including accrued loan interest, is greater than or equal to the sum of the applicable minimum monthly premiums for each Policy month starting with the first Policy month to and including the Policy month which begins on the current Monthly Processing Date. The minimum monthly premium is equal to one twelfth of the Minimum Annual Premium. See Lapse, page 32.


PREMIUM PAYMENTS AFFECT THE CONTINUATION OF COVERAGE

If premium payments are discontinued either temporarily or permanently, the Policy will continue in effect until the Net Cash Surrender Value can no longer cover the monthly deductions from the Account Value for the benefits selected and the Policy will lapse. See Lapse, page 32. If the Minimum Annual Premium requirements are satisfied, the Policy is guaranteed not to lapse during the first three Policy years, regardless of the Policy's Net Cash Surrender Value. See Special Continuation Period, page 20. If one of the Guaranteed Minimum Death Benefit provisions is elected, the Stated Death Benefit portion of the Policy will remain in effect until the end of the Guarantee Period so long as the conditions of the guarantee are met. See Guaranteed Minimum Death Benefit Provision, page 23.


CHOICE OF DEFINITIONAL TESTS

When applying for the Policy, the Owner will irrevocably choose which of the two tests for compliance with the Federal income tax law definition of life insurance will apply to the Policy. These tests are the Cash Value Accumulation Test and the Guideline Premium/Cash Value Corridor Test. See Life Insurance Definition, page 42. If the Guideline Premium/Cash Value Corridor Test is chosen, the premium payments that may be made relative to the death benefit of the Policy will be limited.


CHOICE OF GUARANTEED MINIMUM DEATH BENEFIT PROVISIONS

When applying for the Policy, the Owner will also have the opportunity to choose from one of two Guaranteed Minimum Death Benefit provisions, which may extend the period that the Stated Death Benefit of the Policy will remain in effect if the Divisions of the Variable Account suffer adverse investment experience. These provisions require premium payment levels, the Guarantee Period Annual Premium, which are higher than the Minimum Annual Premium and will incur an extra charge from the Account Value each month during the Guarantee
Period. In addition, the Owner must diversify the Net Account Value according to our requirements. See Guaranteed Minimum Death Benefit Provision, page 23 .

The Guarantee Period Annual Premium depends on which of the two Guarantee Periods is chosen, as well as the Stated Death Benefit of the Policy, the Insured's Age, sex, and Premium Class, the death benefit option chosen, and Rider coverage. For Policies with no other Rider coverage, the Guarantee Period Annual Premium for the Lifetime Guarantee Period will be equal to the guideline annual premium determined in accordance with the Federal income tax law definition of life insurance; the Guarantee Period Annual Premium for the Ten Year/Age 65 Guarantee Period will be the greater of the Target Premium or Minimum Annual Premium for each Segment. The Guarantee Period Annual Premium for the Lifetime Guarantee Period will be greater

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

than that required for the Ten Year/Age 65 Guarantee Period. Adding additional benefits to the Policy will increase the Guarantee Period Annual Premium above those indicated above.

It is important to consider the Guaranteed Minimum Death Benefit Provision when setting the Scheduled Premium.

MODIFIED ENDOWMENT CONTRACTS

Regardless of which test for compliance with the Federal income tax law definition of life insurance is chosen, Federal income tax law provides special rules for the income taxation of distributions from life insurance policies which are defined as "Modified Endowment Contracts." These rules apply to distributions such as Policy Loans, surrenders and Partial Withdrawals. The application of these rules depends upon whether premiums have been paid which exceed a defined "seven-pay" limit. See Modified Endowment Contracts, page 43. If we determine that the Scheduled Premium chosen will cause the Policy to be a Modified Endowment Contract on the Policy Date, we will issue the Policy based on the Scheduled Premium selected, but we will require the Owner to sign a form acknowledging that the Policy is a Modified Endowment Contract. Alternatively, the Scheduled Premium may be reduced to a level which will not cause the Policy to become a Modified Endowment Contract, and we will issue the Policy based on the revised Scheduled Premium.


ALLOCATION OF NET PREMIUMS
--------------------------

After certain premium-based charges are deducted from each premium, the balance, called the Net Premium, is added to the Account Value based on the Owner's instructions. Net Premium amounts allocated to the Guaranteed Interest Division will be allocated to that Division upon receipt. During the Free Look Period, Net Premiums allocated to the Divisions of the Variable Account will be allocated to the Division investing in the Fidelity VIP Money Market Portfolio of the Variable Account. At the end of the Free Look Period, this portion of the Account Value will be automatically allocated according to the most recent premium allocation instructions.

Net Premiums received after the Free Look Period will be allocated upon receipt, according to the allocation instructions stated in the application or the most recent instructions. Allocation percentages must be in whole numbers. The sum for all Divisions must equal 100%. The premium allocation may be changed five times per Policy year without charge. If the Owner changes premium allocations more than five times in a Policy year, there will be a $25 charge for each additional change.

The Owner may utilize a maximum of 18 Divisions for investment over the lifetime of the Policy until current administrative systems are enhanced. The Divisions include the Divisions of the Variable Account and the Guaranteed Interest Division, but exclude the Loan Division. For example, if the Owner has allocated or transferred funds to 17 Divisions of the Variable Account and to the Guaranteed Interest Division (or to 18 Divisions of the Variable Account), those will be the only Divisions to which the Owner can subsequently allocate or transfer funds. Therefore, Owners may prefer to utilize fewer Divisions in the early years of the Policy so as to leave the option open to invest in other Divisions in the future. An Owner who has used 18 Variable Divisions will no longer have the Guaranteed Interest Division available for future use.


DEATH BENEFITS
--------------

FirstLine offers the flexibility to determine the amount of insurance coverage needed, both now and in the future. It does this by combining the long-term advantages of permanent life insurance coverage with the flexibility and short-term advantages of term life insurance. Both permanent and term life insurance are available in this single Policy, FirstLine.

When the Policy is issued, an initial amount of insurance coverage is determined according to the instructions included in the application. The death benefit initially consists of a Stated Death Benefit and, if desired, an additional amount of insurance coverage which is added by Adjustable Term Insurance Rider. The Stated Death Benefit is the long-term element of the Policy; the Adjustable Term Insurance Rider is the term insurance element of the Policy.

As described below, the Base Death Benefit may vary from the Stated Death Benefit. This may result from choice of death benefit option, increases to comply with the Federal income tax law definition of life insurance, changes in the death benefit option, partial withdrawals, requested increases and decreases, or when a transaction on the Policy causes the Base Death Benefit to change.

The Adjustable Term Insurance Rider provides term insurance coverage which adjusts automatically to fill the difference between the Target Death Benefit chosen and the Base Death Benefit. The Adjustable Term Insurance Rider does not have an externally defined premium; the cost is included in the monthly cost of insurance charges discussed below. See Adjustable Term Insurance Rider, page 25.

So long as the Policy remains in force, we will pay an amount equal to the Death Proceeds to the Beneficiary of this Policy when the Insured dies. The Death Proceeds will consist of the

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

Base Death Benefit as of the date of the Insured's death, reduced by any outstanding Policy Loan and accrued loan interest (and, if in the grace period or 3 year special continuation period, further reduced by any unpaid charges incurred prior to the date of the Insured's death). The Death Proceeds will also include any amount provided by Rider on the primary Insured.



DEATH BENEFIT OPTIONS
---------------------

The Owner may choose from three death benefit options if the Policy was delivered on or before December 31, 1997, or two death benefit options (Option 1 or Option 2) if delivered thereafter. These options may result in a Base Death Benefit under the Policy which exceeds the Stated Death Benefit. The death benefit option may be changed on any Policy anniversary. See Changes In Death Benefit Option, page 23.

Under Option 1, the Base Death Benefit is the greater of:

     (a)  the Stated Death Benefit on the date of the Insured's death; or

     (b) the Account Value on the date of the Insured's death multiplied by the appropriate factor from the Definition of Life Insurance Factors shown in Appendix A or B.

Under Option 2, the Base Death Benefit is the greater of:

     (a) the Stated Death Benefit plus the Account Value on the date of the Insured's death; or

     (b) the Account Value on the date of the Insured's death multiplied by the appropriate factor from the Definition of Life Insurance Factors shown in Appendix A or B.

Owners who prefer to have any favorable investment experience reflected in increased insurance coverage should choose Option 2. Owners who prefer to have insurance coverage that does not vary in amount, and lower cost of insurance charges, should choose Option 1.

If the policy was delivered on or before December 31, 1997 the Owner may also choose Option 3.

Under Option 3 the Base Death Benefit is the greater of :

     (a) the Stated Death Benefit of the Policy plus the sum of all premiums paid minus Partial Withdrawals taken under the Policy; or

     (b) the Account Value on the date of the Insured's death multiplied by the appropriate factor from the Definition of Life Insurance Factors shown in Appendix A or B.

Therefore, the Base Death Benefit generally will increase as the premiums are paid, and decrease as Partial Withdrawals are taken. In no event will the Base Death Benefit be less than the Stated Death Benefit.

Federal income tax law requires the death benefit to be at least as great as the Account Value times a factor which is defined in the law. The factors are determined based upon the Age and possibly Premium Class and sex at any point in time as well as the test for compliance chosen in the original application for this Policy. See Life Insurance Definition, page 42, for a description of the tests and these factors.

We will adjust the Policy if necessary to continue to qualify as life insurance under the applicable provisions of the Federal income tax laws in existence at the time the Policy is issued.


CHANGES IN DEATH BENEFIT OPTION

A change in the Death Benefit Option may be requested at least 30 days prior to a Policy anniversary. The change will be effective as of the Policy anniversary. Changes which involve Option 3 are available on policies delivered on or before December 31, 1997. The death benefit option change applies to the entire Stated Death Benefit. For us to approve a change in the death benefit option from Option 1 to Option 2, or from Option 1 to Option 3, evidence that the Insured is insurable according to our normal rules of underwriting for that class of policy must be submitted to us. We may not allow any change if it would reduce the Stated Death Benefit below the minimum we require to issue this Policy. After the effective date of the change, the Stated Death Benefit will be changed according to the following table:

OPTION                        CHANGE                            STATED DEATH BENEFIT
FROM                          TO                                FOLLOWING CHANGE EQUALS:

Option 1                     Option 2                           Stated Death Benefit prior to such change minus the Account Value as of the effective date of the change.

Option 2                     Option 1                           Stated Death Benefit prior to such change plus the Account Value as of the effective date of the change.

Option 1                     Option 3                           Stated Death Benefit prior to such change minus (i) the sum of the premiums paid, plus (ii) Partial

--------------------------------------------------------------------------------
FirstLine                          23

                                                                Withdrawals taken as of the effective date of the change.

Option 3                     Option 1                           Stated Death Benefit prior to such change plus (i) the sum of the premiums paid, minus (ii) Partial Withdrawals taken as of the effective date of the change.

Option 2                     Option 3                           Stated Death Benefit prior to such change plus (i) the Account Value as of the effective date of the change, minus (ii) the sum of premiums paid minus Partial Withdrawals taken as of the effective date of the change.

Option 3                     Option 2                           Stated Death Benefit prior to such change (i) the sum of the premiums paid minus Withdrawals taken as of the effective date of the change, minus (ii) the Account Value as of the effective date of the change.

For purposes of a death benefit option change, the Account Value will be allocated to each Segment in the same proportion that the Segment bears to the Stated Death Benefit. See Changes In Death Benefit Amounts, page 24.

We do not charge a Surrender Charge for any decrease in Stated Death Benefit when this type of change is made, nor is there an adjustment to the Target Premium. See Surrender Charge, page 37. These increases and decreases in Stated Death Benefit are made so that the amount of the Base Death Benefit remains the same on the date of the change. When the Base Death Benefit remains the same, there is no immediate change in the Net Amount at Risk, which is the amount on which our cost of insurance charges are based. See Cost of Insurance Charges, page 35. In addition, there will be no change to the amount of term insurance if the Adjustable Term Insurance Rider has been added.

Any changes in the death benefit option of the Policy will go into effect as of the Policy anniversary on or following the date we approve the request for the change. A request for a change must be received at our Customer Service Center at least 30 days prior to the Policy anniversary. After the request is approved, we will send a new policy schedule page. This schedule should be attached to the Policy. We may also ask that the Policy be returned to our Customer Service Center so that we can note the change in the Schedule.


GUARANTEED MINIMUM DEATH BENEFIT PROVISION

Generally, the length of time the Policy remains in force depends on the Net Cash Surrender Value of the Policy. Because the charges that maintain the Policy are deducted monthly from the Account Value, coverage will last as long as the Net Cash Surrender Value is sufficient to pay these charges. The investment experience of any amounts in the Divisions of the Variable Account and the interest earned in the Guaranteed Interest Division will affect the amount of the Account Value and, as a result, the length of time the Policy remains in force without the payment of additional premiums.

When applying for the Policy, one of two Guaranteed Minimum Death Benefit provisions may be chosen, which may extend the period that the Stated Death Benefit of the Policy will remain in effect if the Divisions of the Variable Account suffer adverse investment experience. The two options vary primarily by the length of time which they cover, the Guarantee Period. The first option has a Guarantee Period of 10 Policy years or to the Insured's Age 65, whichever is later; that is, it protects the Stated Death Benefit of the Policy for a limited number of Policy years. The second option has a Lifetime Guarantee Period; it protects the Stated Death Benefit for the life of the Insured to the Maturity Date. See Choice of Guaranteed Minimum Death Benefit Provisions, page 21.

However, the Guaranteed Minimum Death Benefit provision does not apply to the Adjustable Term Insurance Rider or to any other Riders. Therefore, if the Net Cash Surrender Value is insufficient to pay all of the deductions as they come due, only the Stated Death Benefit portion of the Policy will be guaranteed to stay in force under the Guaranteed Minimum Death Benefit provisions; any attached Riders will lapse. See Lapse, page 32.

The Guaranteed Minimum Death Benefit provision is not available in Texas, Maryland, or Massachusetts.

REQUIREMENTS TO MAINTAIN THE GUARANTEE PERIOD

The Guaranteed Minimum Death Benefit provision requires a premium payment level, the Guarantee Period Annual Premium, that is higher than the Minimum Annual Premium. Although the required Guarantee Period Annual Premium is different, the mechanics of the Guaranteed Minimum Death Benefit provision is similar. As of each Monthly Processing Date we will perform a test to see if sufficient premiums have been paid to keep the guarantee in place. If (i) actual premiums paid, minus the amount of any Partial Withdrawals and any Policy Loan and accrued loan interest, equals or exceeds (ii) the sum of the Guarantee Period Monthly Premiums for each Policy Month starting with the first Policy Month to and including the Policy Month that begins on the current Monthly Processing Date, the Guarantee Period will

--------------------------------------------------------------------------------
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

remain in effect regardless of the investment experience of the Divisions of the Variable Account. If the Policy fails to meet this test on any Monthly Processing Date, the Guarantee Period and therefore the Guaranteed Minimum Death Benefit provision will terminate. The Guarantee Period Annual Premium will be listed in the Schedule of the Policy. If the policy benefits are increased, the Guarantee Period Annual Premium is increased. The Guarantee Period Monthly Premium is one twelfth of the Guarantee Period Annual Premium. Each of these resulting amounts is summed and the total is used in (ii) above.

The Guarantee Period will also be terminated if the Net Account Value on any Monthly Processing Date is not diversified according to the following rules:

        a) No more than 35% of the Net Account Value may be invested in any one division, and

        b)       The Net Account Value must be invested in at least five
                 Divisions.

These diversification requirements will be satisfied if the Automatic Rebalancing Feature has been elected and conditions a) and b) above are met. The Policy will also be deemed to satisfy the requirements for diversification if Dollar Cost Averaging is elected and the resulting transfers are directed into at least four other Divisions with no more than 35% of any transfer directed to any one Division. See Dollar Cost Averaging, page 29, and Automatic Rebalancing, page 30.

Once terminated, the Guaranteed Minimum Death Benefit provision cannot be reinstated.

There is a charge for the Guaranteed Minimum Death Benefit. See Guaranteed Minimum Death Benefit Charge, page 36. This charge will end at the conclusion of the Ten Year/Age 65 Guarantee Period if that option is chosen, and it will end for either option if the Policy fails the monthly premium test or the diversification test.


CHANGES IN DEATH BENEFIT AMOUNTS

An increase or a decrease in the death benefit of the Policy may be requested by the Owner. This request must be received by our Customer Service Center at least 30 days prior to the Policy anniversary. Any change in coverage may not be for an amount less than $1,000.

Any changes in the death benefit of the Policy will go into effect as of the Policy anniversary on or following the date we approve the request for the change. After the request is approved, we will send a new Schedule which will include the Stated Death Benefit, the benefit under any Riders, if applicable, the guaranteed cost of insurance rates, the guideline annual premium and the new Surrender Charge. This notice should be attached to the Policy. We may also ask that the Policy be returned to our Customer Service Center so that we can note the change in the Schedule.

While the Policy is in force, increases in its Target or Stated Death Benefit may be made prior to the Policy anniversary on which the Insured is Age 86. The Stated Death Benefit may be decreased if the request occurs at least two years from the Policy Date or at least two years after a Segment is added. Decreases in the death benefit may not decrease the Stated Death Benefit below $50,000; (however, we may allow decreases below $50,000 for group or sponsored arrangements or corporate purchasers). There may be tax consequences to the decrease, See Life Insurance Definition, page 42 and Modified Endowment Contracts, page 43.

If the death benefit is increased, satisfactory evidence must be provided that the Insured is still insurable.

Unless indicated otherwise, any request for an increase to the Target Death Benefit will be assumed to also be a request for an increase to the Stated Death Benefit so that the amount of the Adjustable Term Insurance Rider, if it is included with the Policy at the time of the increase, will not change. The Target Death Benefit may be changed only once each Policy year.

A requested increase in the Stated Death Benefit will create a new Segment. (Increases in Stated Death Benefit resulting from death benefit option changes do not create new Segments, rather, they merely increase the size of the existing Segment(s)) As discussed below, once created, a new Segment can never be entirely eliminated unless required differently by state law.

If an increase creates a new Segment of Stated Death Benefit, premiums paid after the increase will be allocated to the original and the new Segments in the same proportion that the guideline annual premiums defined by the Federal income tax laws for each Segment bear to the sum of the guideline annual premiums for all Segments. The guideline annual premiums will be shown in the Schedule for each coverage segment. Net Amount at Risk will be allocated to each Segment in the same proportion that the Segment bears to the total Stated Death Benefit.

Requested reductions in the death benefit or an option change that causes a reduction, will first be applied to reduce the Target Death Benefit. The Stated Death Benefit will be decreased only after Adjustable Term Insurance Rider coverage has been reduced to zero. If more than one Segment exists, any subsequent reduction in Stated Death Benefit will be allocated among Segments in the same proportion that each

--------------------------------------------------------------------------------
FirstLine                          25

Segment bears to the total Stated Death Benefit prior to the reduction unless required differently by state law.

If the reduction decreases the Stated Death Benefit during the Surrender Charge period, the Surrender Charge on the remaining Stated Death Benefit will be reduced; however, we will deduct an amount equal to the reduction in the Surrender Charge from the Account Value. See Surrender Charge, page 37.

In some cases, we may not approve a change requested because it would disqualify the Policy as life insurance under applicable Federal income tax law. If we do not approve a change, we will provide notification of our decision about making the change. See TAX CONSIDERATIONS, page 42.


BENEFITS AT MATURITY
--------------------

If the Insured is still living on the Maturity Date, we will pay the Net Account Value to the Policy Owner. The Net Account Value is the Account Value reduced by any outstanding Policy Loan and accrued loan interest. The Policy will then end. The Maturity Date is the Policy anniversary date on which the Insured attains Age 100.


ADDITIONAL BENEFITS
-------------------

The Policy may include additional benefits, which are also attached to the Policy by Rider. A charge will be deducted monthly from the Account Value for each additional benefit chosen. These benefits may be canceled at any time. See Modified Endowment Contracts, page 43, for information on the tax effect of adding or canceling these benefits. More details will be included in the Policy if any of these benefits are chosen.

From time to time we may make available Riders other than those listed below. Contact your Registered Representative for a complete list of the Riders available.

Certain Riders may not be available for all Policies.


ACCIDENTAL DEATH BENEFIT RIDER

This rider will pay the benefit amount selected if the Insured dies as a result of an accident or if the Insured dies within 90 days of an injury sustained in an accident and the death occurs prior to the Insured's Age 70.


ADJUSTABLE TERM INSURANCE RIDER

The Death Proceeds may be increased by adding the Adjustable Term Insurance Rider on the life of the Insured. As the name suggests, the Adjustable Term Insurance Rider adjusts over time.

At issue, a schedule of death benefits called the Target Death Benefit is specified at levels to meet projected needs in the future. The Target Death Benefit may be set to vary as often as each Policy year. The Target Death Benefit will be listed in the Schedule.

Subject to our rules, the Target Death Benefit schedule may be changed after issue. See Changes In Death Benefit Amounts, page 24.

If at any time a scheduled change is canceled or the Owner asks for an unscheduled decrease to the Target Death Benefit, we may deny any future scheduled increases to the Target Death Benefit.

The amount of Adjustable Term Insurance Rider in force at any time is the amount needed to fill the difference between the Target Death Benefit selected and the Base Death Benefit in effect. The Adjustable Term Insurance Rider is dynamic in that it adjusts daily for variations in the Base Death Benefit resulting from compliance with the Federal income tax law definition of life insurance test you have chosen.

For example, assume the Base Death Benefit increases due to compliance with the Federal income tax law definition of life insurance. The Adjustable Term Insurance Rider will adjust to provide Death Proceeds equal to the Target Death Benefit in each year:


Base Death    Target Death     Adjustable Term
Benefit         Benefit     Insurance Rider Amount
------------  ------------  ----------------------

201,500         250,000            48,500
202,500         250,000            47,500
202,250         250,000            47,750

Since the Adjustable Term Insurance Rider is dynamic, it is possible that the Adjustable Term Insurance Rider amount may be eliminated entirely as a result of increases in the Base Death Benefit due to the Federal income tax law definition of life insurance requirements. Using the example outlined above, if the Base Death Benefit under the Policy grew to $250,000, the Adjustable Term Insurance Rider amount would be reduced to zero. (It can never be reduced below zero.) Even though the Adjustable Term Insurance Rider amount is reduced to zero, the Rider will remain in effect until it is removed from the Policy. Therefore, if the Base Death Benefit under the Policy is subsequently reduced below the Target

--------------------------------------------------------------------------------
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

Death Benefit, the Adjustable Term Insurance Rider amount will reappear as needed to maintain the Target Death Benefit at the requested level. Partial Withdrawals and Base decreases may reduce the amount of the Target Death Benefit. See Partial Withdrawals, page 31.

We generally restrict the amount of the Target Death Benefit to an amount not more than ten times the Stated Death Benefit. For example, if the Stated Death Benefit is $100,000 then the maximum amount of Target Death Benefit we will allow will be $1,000,000.

Given the flexible nature of the Adjustable Term Insurance Rider, there is no defined premium for the amount of coverage. Instead, a cost of insurance charge is deducted monthly from the Account Value for the Adjustable Term Insurance Rider amount in effect. The cost of insurance charge may be lower than the rates applicable to the Base Death Benefit in the early Policy years, and may be higher in the later Policy years. See Cost of Insurance Charges, page 35. Since there is no defined premium related to the Adjustable Term Insurance Rider, there are no sales or Surrender Charges associated with this coverage; therefore, any increase in the Target Death Benefit which does not increase the Stated Death Benefit will not increase the total Surrender Charge for the Policy; any decrease in the Adjustable Term Insurance Rider coverage will not cause a Surrender Charge to be incurred. See Changes In Death Benefit Amounts, page 24.


ADDITIONAL INSURED RIDER

This Rider provides for death benefits upon the death of immediate family members other than the Insured. A maximum of nine Additional Insured Riders may be added to the Policy. The minimum amount of coverage for each Rider is $10,000 and the maximum coverage for all Additional Insured Riders combined equals five times the Stated Death Benefit of the Policy.


CHILDREN'S INSURANCE RIDER

This Rider will allow the addition of death benefit coverage on children. It also provides for coverage for children by birth or legal adoption upon attainment of 15 days of age without presenting evidence of insurability.


RIGHT TO EXCHANGE RIDER

This Rider allows the Owner to change the person insured under the Policy. A change of the Insured may have Federal income tax consequences. If an exchange of Insured occurs, the cost of insurance charges in the future may change but the Account Value will remain unchanged as of the exchange date. There is no charge for this Rider.


GUARANTEED INSURABILITY RIDER

This Rider will allow increases in the Stated Death Benefit without providing us with evidence that the Insured remains insurable. Increases are limited in amount and timing.


WAIVER OF COST OF INSURANCE RIDER

This Rider provides that during the total disability of the Insured, while the Policy remains in force, the monthly expense charges, cost of insurance charges and Rider charges will be waived and therefore not deducted from the Account Value. If this rider is added to the Policy, the Waiver of Specified Premium Rider may not also be added.


WAIVER OF SPECIFIED PREMIUM RIDER

This Rider provides that during the total disability of the Insured, while the Policy remains in force, a specified premium will be credited monthly to the Policy. In the application the amount of premium is selected, within limits, that will be waived. If this Rider is added to your Policy, the Waiver of Cost of Insurance Rider may not also be added.


POLICY VALUES
-------------

ACCOUNT VALUE

The Account Value is the sum of the amounts in the Guaranteed Interest Division and in the various Divisions of our Variable Account. It also includes any amount we have set aside in the Loan Division to secure any outstanding Policy Loan. The Account Value therefore reflects all premiums paid, charges made, Loans and Partial Withdrawals taken, investment experience of the Variable Account and earnings accrued in the Guaranteed Interest and Loan Divisions.


CASH SURRENDER VALUE

The Cash Surrender Value of the Policy equals the Account Value less any Surrender Charge.


NET CASH SURRENDER VALUE

--------------------------------------------------------------------------------
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

The Net Cash Surrender Value of the Policy is equal to the Cash Surrender Value less the amount of any outstanding Policy Loan and any accrued loan interest.


NET ACCOUNT VALUE

The Net Account Value of the Policy is equal to the Account Value less the amount of any outstanding Policy Loan and any accrued loan interest.

DETERMINING THE VALUE IN THE DIVISIONS OF THE VARIABLE ACCOUNT
--------------------------------------------------------------

The amounts included in the Divisions of the Variable Account are measured in terms of Accumulation Units and Accumulation Unit Values. On any given day, the value of the amount in a Division of the Variable Account is equal to the Accumulation Unit Value times the number of Accumulation Units credited in that Division. The Accumulation Units of each Division of the Variable Account will have different Accumulation Unit Values.

Accumulation Units of a Division are purchased whenever premiums are allocated or amounts are transferred to that Division (including transfers from the Loan Division). Accumulation Units are redeemed when Partial Withdrawals are taken or amounts are transferred from a Division of the Variable Account (including transfers to the Loan Division) and to pay the death benefit when the Insured dies. We also redeem Accumulation Units for the monthly deductions from the Account Value, for Policy transaction charges and Surrender Charges, if any.

The number of Accumulation Units purchased or redeemed in a Division of the Variable Account as of any Valuation Date is calculated by dividing the dollar amount of the transaction by the Division's Accumulation Unit Value calculated after the close of business that day. The Accumulation Unit Value of each Division fluctuates with the investment experience of the corresponding Portfolio and reflects the investment income, realized and unrealized capital gains and losses and expenses of the Portfolio. The Accumulation Unit Values also reflect the mortality and expense risk charges we make each day to the Variable Account. See How We Calculate Accumulation Unit Values for Each Division, page 28.

Transactions are processed as of the Transaction Date. The Transaction Date is the date we receive a premium or an acceptable written or telephone request at our Customer Service Center. If the premium or request reaches our Customer Service Center on a day which is not a Valuation Date, or after the close of business on a Valuation Date (that is, after 4:00 p.m. Eastern Time), the Transaction Date will be the next succeeding Valuation Date.


Monthly deductions against the Account Value are made as of the Monthly Processing Date. Transaction charges or Surrender Charges are made as of the effective date of the transaction.

The value of any amount allocated to a Division of our Variable Account will go up or down depending on the investment experience of that Division. For amounts allocated to the Divisions of the Variable Account, there is no guaranteed minimum cash value.


HOW WE CALCULATE ACCUMULATION UNIT VALUES FOR EACH DIVISION
-----------------------------------------------------------

We determine Accumulation Unit Values for the Divisions of the Variable Account as of each Valuation Date. All Policy transactions are performed as of a Valuation Date.

The Accumulation Unit Value for each Division will generally be set at $10 on the first Valuation Date that there are Policy transactions in that Division of the Variable Account. After that, the Accumulation Unit Value as of any Valuation Date is equal to the Accumulation Unit Value for the preceding Valuation Date multiplied by the Accumulation Experience Factor for that Division for the Valuation Period.

We calculate an Accumulation Experience Factor for each Division every Valuation Date as follows:

1. We take the value of the shares belonging to the Division in the corresponding Portfolio as of the close of business that Valuation Date (before giving effect to any Policy transactions for that day, such as premium payments or surrenders). For this purpose, we use the share value reported to us by the managers of the Portfolio.

2. We add any dividends or capital gains distributions declared and reinvested by the Portfolio during the Valuation Period. We subtract from this amount a charge for taxes, if any.

3. We divide this amount by the value of the shares belonging to the Division in the corresponding Portfolio as of the close of business on the preceding Valuation Date. This amount represents the gross experience factor per Accumulation Unit, before

--------------------------------------------------------------------------------
FirstLine                          28
   reduction for the expenses of the Variable Account.

4. We subtract a charge for the mortality and expense risk assumed by us under the Policy. The daily charge is .002055% of the Accumulation Unit Value, which is equivalent to an annual rate of .75% of the Accumulation Unit Value. If the previous day was not a Valuation Date, then the charge is adjusted for the additional days between valuations.

The resulting amount is the Accumulation Experience Factor for the Valuation Period.

TRANSFERS OF ACCOUNT VALUES
---------------------------
After the Free Look Period, up to 12 transfers between Divisions of the Variable Account or to the Guaranteed Interest Division may be made in each Policy year without charge. There is no limit on the number of transfers, but we charge a fee of $25 for each additional transfer beyond the first 12. Transfers due to the operation of Automatic Rebalancing or Dollar Cost Averaging are not included in determining the limit on transfers without a charge. To make a transfer, write to our Customer Service Center. The transfer will take effect as of the Valuation Date we receive the request. The minimum amount we will transfer on any date is $100. This minimum need not come from any one Division or be transferred to any one Division as long as the total amount requested to be transferred equals at least the minimum. However, we will transfer the entire amount in any Division of the Variable Account from which a transfer is requested, if the amount remaining in that Division is less than $100.

We reserve the right to limit excessive trading activity, which can disrupt Portfolio management strategy and increase Portfolio expenses. For example, we may refuse to accept or may place certain restrictions on transfers made by third-party agents acting on behalf of multiple Owners or made pursuant to market timing services when we determine, at our sole discretion, that such transfers will be detrimental to the Portfolios and the Owners as a whole. Such transfers may cause increased trading and transaction costs, disruption of planned investment strategies, forced and unplanned portfolio turnover, and lost opportunity costs, and may subject the Portfolios to large asset swings that diminish the Portfolios' ability to provide maximum investment return to all Owners.

Transfers to or from the Guaranteed Interest Division are described below. Once during the first 30 days of each Policy year, amounts may be transferred from the Guaranteed Interest Division. Transfer requests received within 30 days prior to the Policy anniversary will be deemed to occur as of the Policy anniversary. Transfer requests received on the Policy anniversary or within the following 30 days will be processed. Transfer requests received at any other time will not be processed. Transfers of the Account Value to the Guaranteed Interest Division are not limited to this 30-day period. Transfer amounts from the Guaranteed Interest Division to the Divisions of the Variable Account are limited to the greatest of (i) 25% of the balance in the Guaranteed Interest Division at the time of the first transfer or withdrawal in that Policy year,
(ii) the sum of the amounts transferred and withdrawn from the Guaranteed Interest Division in the prior Policy year or, (iii) $100.

The Owner may utilize a maximum of 18 Divisions for investment over the lifetime of the Policy until current administrative systems are enhanced. The Divisions include the Divisions of the Variable Account and the Guaranteed Interest Division, but exclude the Loan Division. For example, if the Owner has allocated or transferred funds to 17 Divisions of the Variable Account and to the Guaranteed Interest Division (or to 18 Divisions of the Variable Account), those will be the only Divisions to which the Owner can subsequently allocate or transfer funds. Therefore, Owners may prefer to utilize fewer Divisions in the early years of the Policy so as to leave open the option to transfer Account Values to other Divisions in the future. An Owner who has used 18 Variable Divisions will no longer have the Guaranteed Interest Division available for future use.

If telephone privileges have been elected in an application or sent by written notice to our Customer Service Center, transfers may be made by telephoning our Customer Service Center. See Telephone Privileges, page 49.


DOLLAR COST AVERAGING
---------------------

We offer a feature called Dollar Cost Averaging to Owners who have at least $10,000 of Account Value invested in either the Division investing in the Fidelity VIP Money Market Portfolio or the Neuberger & Berman AMT Limited Maturity Bond Portfolio of the Variable Account. The main objective of Dollar Cost Averaging is to protect Policy values from short-term price fluctuations. Since the same dollar amount is transferred to other Divisions each period, more units are purchased in a Division if the value per unit is low, and fewer units are purchased if the value per unit is high. This plan of allocating Policy values reduces the risk of investing too much when the price of a Portfolio's shares is high and too little when the price of a Portfolio's shares is low.

With Dollar Cost Averaging, a designated dollar amount of Account Value will be transferred automatically each period from the selected Division to one or more other Divisions of the Variable Account. Dollar Cost Averaging transfers may not be made to the Guaranteed Interest Division. Any transfers that are a result of the Dollar Cost Averaging feature are not counted toward the limit of 12 transfers that can be made each

--------------------------------------------------------------------------------
FirstLine                          29

Policy year without a transfer charge. There is no charge for this feature.

Dollar Cost Averaging allocations must be designated as whole percentages. If the Owner elects to transfer to a particular Division, the minimum percentage that may be transferred to that Division is 1% of the total amount transferred. The transfer amount under Dollar Cost Averaging may be no less than $100.

The first Dollar Cost Averaging date must be at least 30 days after our receipt of the request for Dollar Cost Averaging. However, in no event will Dollar Cost Averaging begin before the end of the Free Look Period. Dollar Cost Averaging will take place monthly, on the Monthly Processing Date.

If on any Dollar Cost Averaging date, the amount in the Division from which transfers are to be made is equal to or less than the amount to be transferred, the entire remaining amount will be transferred, and Dollar Cost Averaging will end. Changes to the Dollar Cost Averaging program may be made once each Policy year or Dollar Cost Averaging may be canceled completely by sending satisfactory notice to our Customer Service Center at least seven days before the next Dollar Cost Averaging date. If telephone privileges are in effect, changes to the Dollar Cost Averaging program can be made by telephoning our Customer Service Center. See Telephone Privileges, page 49.

A date for Dollar Cost Averaging to terminate may be specified. A dollar amount may be specified so that when the balance remaining in either the Division investing in the Fidelity VIP Money Market Portfolio or the Neuberger & Berman AMT Limited Maturity Bond Portfolio reaches this dollar amount, Dollar Cost Averaging will terminate.

If both Dollar Cost Averaging and Automatic Rebalancing are elected, Dollar Cost Averaging will take place first. After Dollar Cost Averaging has terminated, Automatic Rebalancing will begin.

On or before May 1, 1998, the following additional options will be made available under the Dollar Cost Averaging program:

 . A designated dollar amount or a percentage of the Account Value of the Division investing in the Fidelity VIP Money Market Portfolio or the Neuberger Berman AMT Limited Maturity Bond Portfolio may be transferred automatically to other Divisions of the Variable Account.

 . Periodic transfers may occur either monthly, quarterly, semi-annually, or annually; beginning on the date requested by the Owner. Unless specified otherwise, Dollar Cost Averaging will take place monthly, on the Monthly Processing Date.

 . A Dollar Cost Averaging Program and an Automatic Rebalancing Program may run at the same time.


AUTOMATIC REBALANCING
---------------------

The Automatic Rebalancing feature provides a method for maintaining a balanced approach to investing Account Values and for simplifying the process of asset allocation over time. During the operation of Automatic Rebalancing, transfers among Divisions may be accomplished only by changing premium allocation percentages.

The Automatic Rebalancing feature may be elected with the application or at any subsequent time by completing the appropriate form. Automatic Rebalancing matches Account Value allocations over time to the allocation percentages set by the Owner. Automatic Rebalancing will take place on the First Valuation Date of each calendar quarter. This will automatically rebalance the amounts in each of the Divisions to match the current premium allocation percentages. This will rebalance the amounts in Divisions that may be out of line with the allocation percentages, which may result, for example, from Divisions which underperform the other Divisions in certain periods.

If this feature is elected we will transfer amounts among the Divisions so that, after the transfers, the ratio of the Account Value in each Division to the total Account Value matches the allocation percentage for that Division.

If Automatic Rebalancing is elected with the Policy application, the first transfer will occur following the end of the Free Look Period. If this feature is elected after the Policy Date, the first transfer will be processed as of the first Valuation Date of the next calendar quarter after we receive notification at our Customer Service Center and the Free Look Period has ended.

The allocation percentages for Automatic Rebalancing may be changed at any time and the Account Value will be reallocated as of the Valuation Date that we receive the allocation instructions at our Customer Service Center. Any reduction in the allocation to the Guaranteed Interest Division, however, will be considered a transfer from the Division and, therefore, must comply with the maximum transfer amount and time limitations on transfers from the Guaranteed Interest Division, as described in Transfers of Account Values on page 28. If we receive an Automatic Rebalancing request which is in conflict with these provisions, we will ask for revised instructions.

--------------------------------------------------------------------------------
FirstLine                          30

The Automatic Rebalancing feature may be terminated at any time, so long as we receive notice of the termination at least seven days prior to the next Automatic Rebalancing. If the Guarantee Period is in effect and the Automatic Rebalancing feature is terminated, diversification of the Net Account Value must be maintained for the Guarantee Period to continue. If the Automatic Rebalancing feature is active, and the Guarantee Period is in effect on a Policy and a request is received for an allocation which does not meet the diversification Requirements to Maintain the Guarantee Period, we will notify the Owner that the allocation must be changed. See Guaranteed Minimum Death Benefit Provision, page 23.

Any transfers that are a result of the Automatic Rebalancing feature are not counted toward the limit of 12 transfers that can be made each Policy year without a transfer charge. However, we will charge a fee of $25 each time the premium allocation is changed more often than five times per Policy year. Otherwise, there is no charge for this feature.

If both dollar Cost Averaging and Automatic Rebalancing have been elected, Dollar Cost Averaging will take place first. After Dollar Cost Averaging has terminated, Automatic Rebalancing will begin.

On or before May 1, 1998, the following additional options will be made available under the Automatic Rebalancing program:

 . During the operation of the Automatic Rebalancing feature, transfers among the Divisions may occur monthly, quarterly, semi-annually, or annually as specified by the Owner. Unless specified otherwise, Automatic Rebalancing will take place on the last Valuation Date of each quarter.

 . If Automatic Rebalancing is elected with the Policy application, the first transfer will occur on the date specified by the Owner, following the end of the Free Look Period. If this feature is elected after the Policy Date, the first transfer will be processed as of the date requested by the Owner after we receive notification at our Customer Service Center and the Free Look Period has ended.

 . Automatic Rebalancing allocations may be different than premium allocations.
  Automatic Rebalancing allocations may be specified for all or some of the Divisions in which the Account Value is invested. We will transfer amounts among the Divisions so that, after the transfers, the ratio of Account Value in each Division to the total Account Value of all Divisions included in Automatic Rebalancing matches the Automatic Rebalancing allocation percentage for that Division.

 . An Automatic Rebalancing program may be run simultaneously with a Dollar Cost
  Averaging program.

 . We will charge a fee of $25 each time the Automatic Rebalancing allocation is changed more than five times per Policy year. Otherwise there is no charge for this feature.


POLICY LOANS
------------

At any time after the first Policy anniversary or as otherwise required by law, the Owner may borrow against the Policy by using it as security for a loan. The amount borrowed is called a Policy Loan. Unless otherwise required by state law, any new Policy Loan must be at least $100. The maximum amount which can be borrowed as of any Valuation Date equals the Net Cash Surrender Value less monthly deductions to the next Policy anniversary. Maximum loan amount may be different if required by state law. Requests for a Policy Loan may be made by contacting our Customer Service Center.

Loan interest charges on a Policy Loan accrue daily at a compound annual interest rate of 3.75%. Interest is due in arrears on each Policy anniversary. If the interest is not paid when it is due, it will be added to the Policy Loan as of the Policy anniversary.

If an additional loan is requested, the amount requested will be added to the outstanding Policy Loan so only one loan is outstanding at any time. Repayment of all or part of the Policy Loan may be made at any time while the Policy is in force. Unless otherwise indicated, we will assume that any payments, other than Scheduled Premiums, constitute Policy Loan repayments and not premiums.

When a Policy Loan is taken, or if the loan interest is not paid on the Policy anniversary, an amount equal to the Policy Loan amount or interest due is transferred from the Divisions of the Variable Account and the Guaranteed Interest Division to the Loan Division to secure the loan. The Loan Division is part of our General Account, separate from the Guaranteed Interest Division. When transfers are made to the Loan Division, units of the Variable Account Divisions are redeemed sufficient to cover the amount of the loan which is taken from the Variable Account. We will deduct the amount transferred from each Division in the same proportion that the Account Value in that Division bears to the Net Account Value immediately prior to the loan transaction or as otherwise specified by the Owner's instructions. The amounts in each Division will be determined as of the Valuation Date we receive the request for a loan. The

--------------------------------------------------------------------------------
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

Loan Division is credited at a compound annual rate of 3% in all Policy years.

On Policy anniversaries, the amount of interest credited to the Loan Division for the Policy year will be transferred from the Loan Division according to premium allocation instructions. When a loan repayment is made, an amount equal to the payment is transferred from the Loan Division. Amounts transferred from the Loan Division will be allocated to the Divisions of the Variable Account and the Guaranteed Interest Division in the same proportion as the current premium allocation unless a different allocation is requested.

A Loan against the Policy will have a permanent effect on the Account Value and, therefore, on the benefits under this Policy, even if the Loan is repaid. When borrowing against the Policy, an amount equal to the Policy Loan is set aside in the Loan Division where it earns a guaranteed rate of interest. Premiums may not be allocated to or amounts transferred to the Loan Division other than by borrowing additional amounts. If not repaid, the Policy Loan and accrued loan interest will be deducted from the amount of the Death Proceeds paid, the Cash Surrender Value paid on surrender, or the Account Value upon maturity. It may also have an effect on the Guarantee Period and on the length of time the Policy remains in force, since in many cases the Policy will lapse when the Cash Surrender Value minus Policy Loans and accrued loan interest is insufficient to cover the monthly deductions against the Policy's Account Value.

If telephone privileges have been elected in an application or written notice sent to our Customer Service Center requesting this privilege, a Policy Loan may be requested by telephoning our Customer Service Center. Any telephone request for a Policy Loan must be for an amount less than $25,000. See Telephone Privileges, page 49.

Loans may have adverse Tax Consequences. See Modified Endowment Contracts, page 43.


PARTIAL WITHDRAWALS
-------------------

A Partial Withdrawal may be requested on any Monthly Processing Date after the first Policy anniversary contacting our Customer Service Center. Only one Partial Withdrawal per Policy year is allowed.

The minimum Partial Withdrawal is $100. The maximum Partial Withdrawal is the amount which will leave $500 as the Net Cash Surrender Value. If a withdrawal of more than this maximum is requested, we will require a full surrender of this Policy. When a Partial Withdrawal is taken, the amount of the withdrawal plus a service fee is deducted from the Account Value. In addition, a Surrender Charge will be deducted from the Account Value if the Partial Withdrawal causes a reduction in the Stated Death Benefit. See Surrender Charge, page 37.

The Stated Death Benefit is not reduced by a Partial Withdrawal taken when the Base Death Benefit has been increased to qualify the Policy as life insurance under the Federal income tax laws (see Life Insurance Definition, page 42) and the amount withdrawn is no greater than that amount which reduces the Account Value to the level which no longer requires the Base Death Benefit to be increased for Federal income tax law purposes.

For a Policy under an Option 1 death benefit, the Stated Death Benefit is not reduced by a Partial Withdrawal in the circumstances described above. In addition, if no more than 15 years have elapsed since the Policy Date and the Insured is not yet Age 81, a Partial Withdrawal of an amount up to 10% of the Account Value or, if greater, 5% of the Stated Death Benefit, calculated immediately before the Partial Withdrawal is taken will not reduce the Stated Death Benefit. Any additional amount withdrawn reduces the Stated Death Benefit by that additional amount.

For a Policy under an Option 2 death benefit, a Partial Withdrawal does not reduce the Stated Death Benefit.

No Partial Withdrawal will be allowed if the Stated Death Benefit remaining in force after the Partial Withdrawal would be reduced below $50,000. This minimum may be lowered for group or sponsored arrangements or corporate purchasers. See Group or Sponsored Arrangements or Corporate Purchasers, page 42.

A Partial Withdrawal may also reduce the Target Death Benefit.

Unless otherwise indicated, we will make the withdrawal from the Guaranteed Interest Division and the Divisions of the Variable Account in the same proportion that each Division bears to the Net Account Value immediately prior to the withdrawal. Withdrawals from the Guaranteed Interest Division may not exceed an amount that is greater than the total withdrawal times the ratio of the Account Value in the Guaranteed Interest Division to the total Net Account Value immediately prior to the withdrawal.

We will send a new Schedule to reflect the effect of the withdrawal if there is a change to the Stated Death Benefit or to the Target Death Benefit. We may ask that the Policy be returned to our Customer Service Center to make this change. The withdrawal and any reductions in death benefits will be effective as of the Valuation Date after we receive the request.

If telephone privileges have been elected Partial Withdrawals

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

may be requested by telephoning our Customer Service Center. Any telephone request for a Partial Withdrawal must be for an amount less than $25,000. See Telephone Privileges, page 49.

Partial Withdrawals may have adverse tax consequences. See Modified Endowment Contracts, page 43.

SURRENDER
---------

During the first 14 Policy years, the Cash Surrender Value is the amount of the Account Value minus the Surrender Charge. A new 14 year Surrender Charge period will apply to each additional Segment of the Policy which is created upon a requested increase in the Stated Death Benefit. See Surrender Charge, page 37.

The Policy may be surrendered for its Net Cash Surrender Value at any time while the Insured is living. This may be done by sending a written request and the Policy to our Customer Service Center. The Net Cash Surrender Value of the Policy equals the Cash Surrender Value minus any Policy Loan and accrued loan interest. We will compute the Net Cash Surrender Value as of the Valuation Date we receive the request and the Policy at our Customer Service Center, and all insurance coverage will end as of that date.

A surrender of the Policy for its Net Cash Surrender Value may have adverse tax consequences. See Modified Endowment Contracts, page 43.


RIGHT TO EXCHANGE POLICY
------------------------

During the first 24 months following the date we issue the Policy or add a coverage segment, the Policy provides a right to exchange the Policy from one in which the investment experience is not guaranteed into a guaranteed Policy unless required differently by state law. This is accomplished by the transfer of the entire amount in the Divisions of the Variable Account to the Guaranteed Interest Division, and the allocation of all future premium payments to the Guaranteed Interest Division. This will, in effect, serve as an exchange of the Policy for the equivalent of a flexible premium universal life insurance policy. No charge will be imposed on the transfer in exercising this exchange privilege. See The Guaranteed Interest Division, page 18.

When this right is exercised, we will not allow allocation of future premium payments or transfers to the Divisions of the Variable Account.


LAPSE
-----

Insurance coverage will continue as long as the Net Cash Surrender Value of the Policy is sufficient to pay all the deductions that are taken out of the Account Value each month. The Policy is guaranteed not to lapse, regardless of its Net Cash Surrender Value if, on each Monthly Processing Date during the first three Policy years, the sum of premiums paid, less the sum of Partial Withdrawals and Policy Loans taken including accrued loan interest, is greater than or equal to the sum of the applicable minimum monthly premiums for each Policy month starting with the first Policy Month to and including the Policy Month which begins on the current Monthly Processing Date. The minimum monthly premium is equal to one twelfth of the Minimum Annual Premium.


IF THE GUARANTEED MINIMUM DEATH BENEFIT PROVISION IS NOT IN EFFECT

Unless the Guaranteed Minimum Death Benefit provision is in effect or the special continuation period is in effect and its requirements have been met, the Policy including all attached Riders will lapse in its entirety on any Monthly Processing Date that the Net Cash Surrender Value of the Policy is not sufficient to pay all the monthly deductions from the Account Value. A 61-day grace period will begin on that Monthly Processing Date. See Grace Period, page 33.

If we do not receive payment of the requested amount in full within the 61 days, the Policy and all Riders attached will lapse without value. We will withdraw any remaining balance of the Account Value from the Divisions of the Variable Account and the Guaranteed Interest Division. We will apply any deductions owed to us against the Account Value, including any applicable Surrender Charge. We will inform the Owner that the Policy has ended without value.

If the Insured dies during the grace period, we will pay the Death Proceeds to the Beneficiary that reflect reductions for Policy Loans, accrued loan interest and any monthly deductions due.


IF THE GUARANTEED MINIMUM DEATH BENEFIT PROVISION IS IN EFFECT

After the special continuation period if the Guaranteed Minimum Death Benefit provision is in effect, the Stated Death Benefit of the Policy will not lapse during the Guarantee Period even if the Net Cash Surrender Value is not sufficient to cover all the deductions from the Account Value on any Monthly Processing Date. See Guaranteed Minimum Death Benefit Provision, page 23.

--------------------------------------------------------------------------------
FirstLine                          33

The benefits provided by Riders attached to the Policy and any amount by which the Base Death Benefit exceeds the Stated Death Benefit are not protected by the Guaranteed Minimum Death Benefit Provision. Therefore, these portions of the benefits will lapse if the Net Cash Surrender Value is not sufficient to cover all the deductions from the Account Value on any Monthly Processing Date (unless the Policy is in the 3 year special continuation period).

While the Guaranteed Minimum Death Benefit provision applies, unless the Policy is in the three year special continuation period, the Account Value may be reduced by monthly deductions, but not below zero. Any monthly deductions during the Guarantee Period which would reduce the Account Value below zero will be permanently waived.

The Guaranteed Minimum Death Benefit provision will be terminated if the Policy does not meet the monthly premium test or if the Net Account Value is not diversified according to our requirements as explained in Requirements to Maintain the Guarantee Period, page 24. If the Guaranteed Minimum Death Benefit provision is terminated the normal test for lapse will resume.


GRACE PERIOD
------------

If the following conditions occur as of a Monthly Processing Date, the Policy will enter into the 61-day Grace Period:

(i)     The Net Cash Surrender Value is zero or less;

(ii)    The Guarantee Period has expired or been terminated; and

(iii) The three year special continuation period has expired or the required premium has not been paid.

We will, at least 30 days before the end of a grace period, notify the Owner or any assignee in writing at the last known address on our records that the grace period has begun. The notification will include the amount of premium payment necessary to reinstate the Policy and all Riders attached. The premium required to reinstate the Policy is generally the amount of past due charges plus the amount that will cover estimated monthly deductions for the Policy and all attached Riders for the following two months. If we receive payment of this amount before the end of the grace period, we will use the amount sent to make the overdue deductions. Any balance remaining will be applied to the Account Value in the same manner as other premium payments.

REINSTATEMENT
-------------

If the Policy owner fails to pay sufficient premiums prior to the end of the Grace Period, the Policy and its Riders other than the Guaranteed Minimum Death Benefit Provision may be reinstated within five years after the Grace Period. Unless otherwise required by state law, we will reinstate the Policy and any Riders if:

(i)     The Policy has not been surrendered for its Net Cash Surrender Value;

(ii) Evidence satisfactory to us that the Insured and the Insureds under any Riders are still insurable according to our normal rules of underwriting for this type of Policy is provided to us; and

(iii) A premium payment sufficient to keep the Policy and any Riders in force from the beginning of the grace period to the end of the expired grace period and for two months following the date of the reinstatement is made (unless required differently by state law).

The reinstatement will be effective as of the Monthly Processing Date following our approval of the reinstatement application. Upon reinstatement of the Policy, the Surrender Charges will be reinstated for the amount and duration remaining at the time the Policy lapsed. We will also reinstate any Policy Loan which existed when coverage ended, with accrued loan interest to the date of lapse. Net Premiums received after reinstatement will be allocated according to the premium allocation instructions in effect at the start of the grace period or as otherwise directed.


CHARGES, DEDUCTIONS AND REFUNDS


DEDUCTIONS FROM PREMIUMS
------------------------

Unless a loan is outstanding (see Policy Loans, page 31), any payment received before the Maturity Date is considered a premium. Certain expenses are deducted from the premium payments. The remainder of each premium (the Net Premium) is then added to the Account Value. The expenses which are deducted from the premium include the Tax Charges and the Sales Charge.


TAX CHARGES

All states levy taxes on life insurance premium payments. The amount of these taxes vary from state to state, and may vary from jurisdiction to jurisdiction within a state. We currently

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

deduct an amount equal to 2.5% of each premium to pay applicable premium taxes. The 2.5% rate approximates the average tax rate we expect to pay on premiums from all states.

A charge currently equal to 1.5% of each premium payment is deducted to cover our estimated cost for the Federal income tax treatment of deferred acquisition costs determined solely by the amount of life insurance premiums we receive. This charge for deferred acquisition costs is reasonable in relation to Security Life's increased Federal income tax burden under Internal Revenue Code Section 848 resulting from the receipt of premium payments.

Except as limited by state law, we reserve the right to increase or decrease the premium expense charge for taxes due to any change in tax law. We further reserve the right to increase or decrease the premium expense charge for the Federal income tax treatment of deferred acquisition costs due to any change in the cost to us.


SALES CHARGE

A percentage of each premium is deducted to compensate us for a portion of the cost of selling the Policy. The percentage deducted is determined by the Insured's Age on the Policy Date or the date of an increase in coverage:

        Age of Insured     Sales Charge Percentage
        --------------     -----------------------
            0 - 49                  2.25%
           50 - 59                  3.25%
           60 - 85                  4.25%

These deductions from premiums are only a portion of the total sales charge that will be assessed against the Account Value in the event the Policy is surrendered during the 14 Policy years following the Policy Date or 14 Policy years following an increase to the Stated Death Benefit. See Surrender Charge, page 37.

For a Policy with multiple Segments, premiums paid are allocated to the Segments in the same proportion that the guideline annual premium (as defined by the Federal income tax law) for each segment bears to the total guideline annual premium for the Stated Death Benefit.

The sales charge covers the cost of distribution, costs of preparing our sales literature, other promotional expenses, and other direct and indirect expenses. The amount of this charge cannot be specifically related to sales expenses in a particular year since we recover these costs over the period the Policies remain in effect. We pay the sales expenses from our own resources, including this sales charge, any sales Surrender Charge we may collect and any profit we may earn on the other charges deducted under the Policy. The sales charge may be reduced or waived for certain group or sponsored arrangements or corporate purchasers.



DAILY DEDUCTIONS FROM THE VARIABLE ACCOUNT
------------------------------------------


MORTALITY AND EXPENSE RISK CHARGE

Each day a charge is deducted for mortality and expense risks we assume. This charge is equal to 0.002055% per day of the amount in the Divisions of the Variable Account, which is equivalent to an annual rate of 0.75% of the portion of the Account Value allocated to the Variable Account.

We assess the mortality and expense risk charge to compensate us for assuming mortality and expense risks under the Policies. The mortality risk we assume is that Insureds, as a group, may live for a shorter period of time than estimated and, therefore, the cost of insurance charges specified in the Policy will be insufficient to meet our actual claims. The expense risk we assume is that other expenses we incur in issuing and administering the Policies and operating the Variable Account will be greater than the amount we estimated when setting the charges for these expenses. We will realize a profit from this fee to the extent it is not needed to provide benefits and pay expenses under the Policies. We may use this profit for other purposes, including any distribution expenses not covered by the sales charge or sales Surrender Charge.

This charge is not assessed against the amount of the Account Value which is allocated to the Guaranteed Interest Division, nor to amounts in the Loan Division. We credit the Account Value with a persistency refund equivalent to 0.5% per year for each Segment that has been in force for at least 10 Policy years, which effectively reduces the charge for mortality and expense risks. See Persistency Refund, page 36.


MONTHLY DEDUCTIONS FROM THE ACCOUNT VALUE
-----------------------------------------

The following charges are deducted from the Account Value on each Monthly Processing Date. These deductions are taken from the Divisions of the Variable Account and the Guaranteed Interest Division in the same proportion that the Account Value in each Division bears to the total Net Account Value as of the Monthly Processing Date.

--------------------------------------------------------------------------------
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

INITIAL POLICY CHARGE

The initial Policy charge is $10 per month for the first three Policy years. This charge covers the costs of setting up the Policy, other than sales expenses, such as application processing, medical examinations, establishment of Policy records and insurance underwriting costs. This charge is designed to reimburse us for expenses and we do not expect to gain from it.


MONTHLY ADMINISTRATIVE CHARGE

This charge is comprised of a per Policy charge of $3 per month plus a charge of $0.0125 per thousand of Stated Death Benefit (or Target Death Benefit, if greater), and is guaranteed never to exceed this amount. The per thousand charge is limited to $15 per month. This charge is designed to cover the ongoing costs of maintaining the Policy, such as premium billing and collections, claim processing, Policy transactions, record keeping, reporting and other communications with Owners, and other expenses and overhead. This charge is designed to reimburse us for expenses and we do not expect to gain from it.


COST OF INSURANCE CHARGES

The cost of insurance charges compensate us for the anticipated cost of paying the amount of the Death Proceeds that exceeds the Account Value upon the death of the Insured. The cost of insurance charges are calculated monthly, and equal our current monthly cost of insurance rate times the Net Amount at Risk for each portion of the death benefit. Net Amount at Risk for each portion of the death benefit is calculated at the beginning of the Policy month. The Net Amount at Risk for the Base Death Benefit is equal to the difference between the current Base Death Benefit and the amount of the Account Value. For this purpose, the amount of the Account Value is determined after deduction of charges and Rider charges due on that date, other than cost of insurance charges for the Base Death Benefit, any Adjustable Term Insurance Rider and Waiver of Cost of Insurance Rider. The Net Amount at Risk for the Adjustable Term Insurance Rider is equal to the amount of the benefit provided. If the Base Death Benefit at the beginning of the month is increased due to the requirements of Federal income tax law definition of life insurance, Net Amount at Risk for the Base Death Benefit that month will also increase, and the Net Amount at Risk for the Adjustable Term Insurance Rider will be reduced. Therefore, the amount of the cost of insurance charges will vary from month to month with changes in the Net Amount at Risk, changes in the relative makeup of the death benefit, and with increasing Age of the Insured.

The cost of insurance rates are based on the Age, sex and Premium Class of the Insured on the Policy Date or at the time a Base coverage segment is added. Unisex rates are used where appropriate under applicable law, currently including the state of Montana and any Policies purchased by employers and employee organizations in connection with employment-related insurance or benefit programs. Net Amount at Risk is allocated to Segments in the same proportion that each Segment bears to the total Stated Death Benefit for all coverage segments as of the Monthly Processing Date. Separate cost of insurance rates apply to the Base Death Benefit, the Adjustable Term Insurance Rider and any additional Segments. In addition, rates are greater for Policies with Stated Death Benefit (or Target Death Benefit, if any) that is less than $100,000 on the Policy Date. We may change these rates from time to time, but they will never be more than the guaranteed maximum rates set forth in the Policy, which are based on the 1980 Commissioner's Standard Ordinary Mortality Tables. The maximum rates for the new Segment will be printed in the Schedule which we will provide.


CHARGES FOR ADDITIONAL BENEFITS

The cost of any additional benefits added by Rider will be deducted monthly on the Monthly Processing Date. We may change these charges, but the Schedule contains tables showing the guaranteed maximum rates. See Additional Benefits, page 25.


GUARANTEED MINIMUM DEATH BENEFIT CHARGE

If the Guaranteed Minimum Death Benefit is elected, we currently charge $0.005 per thousand of Stated Death Benefit each month during the Guarantee Period. This charge is guaranteed never to exceed $0.01 per thousand of Stated Death Benefit each month.


CHANGES IN MONTHLY CHARGES

Any changes in the cost of insurance charges, charges for additional benefits, or guaranteed minimum death benefit charge will be made by class of Insured and will be based on changes in future expectations about such things as investment earnings, mortality, the length of time policies will remain in effect, expenses and taxes. In no event will they exceed the guaranteed maximum rates defined in the Policy.


POLICY TRANSACTION FEES
-----------------------

In addition to the deductions described above, we charge fees

--------------------------------------------------------------------------------
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

for certain Policy transactions.

Transaction fees are taken from the Divisions of the Variable Account and the Guaranteed Interest Division in the same proportion that the Account Value in each Division bears to the Net Account Value immediately after the transaction.


PARTIAL WITHDRAWAL

A service fee equal to the lesser of $25 or 2% of the amount requested will be charged against the Account Value for each Partial Withdrawal. In addition, a Surrender Charge may be deducted from the Account Value. See Partial Withdrawals, page 31.


TRANSFERS

We charge a fee of $25 for each additional transfer beyond the first twelve in a Policy year. See Transfers of Account Values, page 28. All transfers included in one transfer request count as a single transfer when we calculate the fee. There will not be a transfer fee if transferring the Account Value into the Guaranteed Interest Division pursuant to the Exchange Right provided by this Policy. See Right to Exchange Policy, page 12.


ALLOCATION CHANGES

We charge a fee of $25 each time the premium allocation is changed beyond five times per Policy year.


ILLUSTRATIONS

We reserve the right to charge a fee, not to exceed $25, for Policy illustrations in excess of one per Policy year.


PERSISTENCY REFUND
------------------

Long term Owners of FirstLine will receive a persistency refund.

Each month the Policy or a Segment remains in force after its tenth Policy anniversary, we will credit the Account Value with a refund equivalent to 0.5% of the Account Value on an annual basis for that Segment (0.04167% monthly). The Account Value will be allocated to each Segment based upon the number of completed Policy years that Segment has been in force and the size of the guideline annual premium as defined by the Federal income tax law definition of life insurance.

The Persistency refund will be added to the Divisions of the Variable Account and the Guaranteed Interest Division in the same proportion that the Account Value in each Division bears to the Net Account Value as of the Monthly Processing Date.

The following is an example of how the persistency refund affects the Account Value each month if the policy has no loan:

Account Value = $10,000 (all in the Variable Divisions)

Monthly persistency refund Rate = .0004167

Persistency refund = 10,000 x .0004167 = $4.17

              Before           After
              Persistency      Persistency
              Refund           Refund
              ------           ------

Variable
Divisions     $10,000.00       $10,004.17

The following is an example of how the persistency refund affects the Account Value each month if the Policy has a loan:

Account Value = $10,000

Account Value in the Variable Divisions = $5,000

Account Value in the Loan Division = $5,000

Monthly persistency refund Rate = .0004167

Persistency refund = 10,000 x .0004167 = $4.17

              Before            After
              Persistency       Persistency
              Refund            Refund
              ------            ------

Variable
Divisions     $5,000.00         $5,004.17

Loan Division $5,000.00         $5,000.00

SURRENDER CHARGE
----------------

We assess a Surrender Charge against the Account Value upon a surrender, reduction in Stated Death Benefit or lapse of the Policy in the first 14 Policy years, or the 14 Policy years following an addition of a new Segment. The Surrender Charge is designed to recover our expenses in issuing and distributing Policies. The Surrender Charge consists of two charges: an administrative Surrender Charge and a sales

--------------------------------------------------------------------------------
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

Surrender Charge.

During the first 14 years of the Policy or within 14 years of adding a Segment, if the Owner requests a decrease to the Stated Death Benefit of the Policy or takes a Partial Withdrawal which decreases the Stated Death Benefit, we will deduct a portion of the Surrender Charge from the Account Value. The amount of the Surrender Charge which will be deducted from the Account Value will equal the Surrender Charge in effect before the reduction minus the Surrender Charge in effect after the reduction.

A decrease to the Stated Death Benefit as a result of a change to the death benefit option does not result in a Surrender Charge deduction from the Account Value and future Surrender Charges will not be reduced.

An increase to the Stated Death Benefit as a result of a change to the death benefit option does not result in an increase in the maximum sales Surrender Charge. All other increases in Stated Death Benefit will increase the maximum sales and administrative Surrender Charges.

If the maximum Surrender Charge is changed, we will send a new Schedule that shows the new maximum Surrender Charge. Maximum Surrender Charges apply only if the Policy is surrendered or lapses (after paying enough premiums to reach the maximum Surrender Charge).


ADMINISTRATIVE SURRENDER CHARGE

The administrative Surrender Charge is equal to a dollar amount for each $1,000 of Stated Death Benefit. This dollar amount is based on the Insured's Age at the Policy Date or the time that a new Stated Death Benefit coverage segment is added:

                        Administrative Surrender Charge Per
Insured's Age           Thousand of Stated Death Benefit
-------------           --------------------------------
 0 - 39                                 $2.50
40 - 49                                 $3.50
50 - 59                                 $4.50
60 - 69                                 $5.50
70 and above                            $6.50

For example, the administrative Surrender Charge will be $350 for a Policy with a Stated Death Benefit of $100,000 if the Insured is 40 on the Policy Date.

The amount of the charge stays level for the first seven Policy years following the effective date of a coverage segment, then decreases at the beginning of each Policy year by 12.5% of the amount in effect at the end of the seventh Policy year until it reaches zero at the beginning of the 15th year or the year in which the Insured reaches Age 98, whichever is earlier.

During the first 14 Policy years or within 14 Policy years of adding a Segment, if a decrease to the Stated Death Benefit is requested or a Partial Withdrawal is taken which causes the Stated Death Benefit to decrease, the administrative Surrender Charge will decrease in the same proportion that the Stated Death Benefit decreases. The amount by which the Administrative Surrender charge decreases will be deducted from the Account Value.

The administrative Surrender Charge is designed to partially cover the administrative expenses associated with setting up the Policy (other than sales expenses), such as application processing, establishment of Policy records and insurance underwriting costs. It also includes costs associated with the development and operation of our systems for administering the policies. We do not expect to profit from the administrative Surrender Charge.


SALES SURRENDER CHARGE

The sales Surrender Charge is calculated for each Segment. It is calculated by allocating premiums paid to Segments in the same proportion that the guideline annual premium as defined by the Federal income tax laws for each Segment bear to the sum of the guideline annual premiums for all Segments. The sales Surrender Charge is equal to 25% of paid premiums up to the Target Premium for the Segment without any substandard ratings (Base Standard Target Premium) plus 5% of any premiums paid in the first seven Policy years following the effective date of a coverage Segment in excess of the Base Standard Target Premium for the Segment. The sales Surrender Charge will not exceed 50% of the Base Standard Target Premium. Target Premiums are not based on the Scheduled Premium determined when the Policy was purchased. Target Premiums are actuarially
determined based on the Age and sex of the Insured.   The Target Premium for the
Policy and any Segments added since the Policy Date will be listed in the Schedule.

The maximum sales Surrender Charge for the Stated Death Benefit will be shown in the Schedule attached to the Policy.

The maximum sales Surrender Charge for a Segment remains level for the first seven Policy years following the effective date of the Segment, then decreases at the beginning of each Policy year by 12.5% of the amount in effect at the end of the seventh Policy year until it reaches zero at the beginning of the 15th Policy year or the year in which the Insured reaches Age 98, whichever is earlier.

Upon a decrease in the Stated Death Benefit other than due to

--------------------------------------------------------------------------------
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

a change in the death benefit option, the Target Premium for each Segment will be reduced in the same proportion that the Stated Death Benefit is reduced.

If the new Target Premium for each Segment is greater than or equal to the sum of the paid premiums which are allocated to the Segment, the maximum sales Surrender Charge in the future will be reduced, but a sales Surrender Charge will not be deducted from the Account Value.

If the new Target Premium for each Segment is less than the sum of the paid premiums which are allocated to the Segment, the maximum sales Surrender Charge in the future will be reduced and a sales Surrender Charge will be deducted from the Account Value. The new sales Surrender Charge will be recalculated as if the new Target Premium was always in effect for the Segment. A deduction equal to the difference between the sales Surrender Charge prior to the decrease less the sales Surrender Charge after the decrease will be taken from the Account Value.

If a decrease to the Stated Death Benefit, or a Partial Withdrawal which causes the Stated Death Benefit to be reduced is requested, more than seven years following the Policy Date or the date a Segment is added, the maximum sales Surrender Charge in the future will be reduced in the same proportion that the Stated Death Benefit is reduced.

The amount of the sales Surrender Charge in a Policy year is not necessarily related to our actual sales expenses in that year. To the extent sales expenses are not covered by the sales Surrender Charge, we will cover them from other funds.





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

EXAMPLES OF THE CALCULATION OF SURRENDER CHARGE FOLLOW:

If the Stated Death Benefit is $100,000 for an Insured Age 45 on the Policy Date and the Target Premium on this Policy is $1,500, the actual Surrender Charge assuming that a $1,000 premium is paid each Policy year is shown in the table below:


Policy Year       Administrative Surrender       Sales Surrender Charge      Actual Surrender
                          Charge                                                 Charge
     1                   $350.00                        $250.00                 $ 600.00
     2                    350.00                         400.00                   750.00
     3                    350.00                         450.00                   800.00
     4                    350.00                         500.00                   850.00
     5                    350.00                         550.00                   900.00
     6                    350.00                         600.00                   950.00
     7                    350.00                         650.00                  1000.00
     8                    306.25                         568.75                   875.00
     9                    262.50                         487.50                   750.00
    10                    218.75                         406.25                   625.00
    11                    175.00                         325.00                   500.00
    12                    131.25                         243.75                   375.00
    13                     87.50                         162.50                   250.00
    14                     43.75                          81.25                   125.00
    15                      0.00                           0.00                     0.00

If the Stated Death Benefit is reduced on the third Policy anniversary to $90,000, the Target Premium will be reduced proportionately and will then equal $1,350 (90% of $1,500). A sales Surrender Charge in the amount of $30 (the difference between the sales Surrender Charge immediately prior to the decrease and the sales Surrender Charge calculated assuming the new Target Premium was always in effect for the Policy) and an administrative Surrender Charge in the amount of $35 ($350 - $315 where $315 is equal to 90% of the original administrative Surrender Charge of $350) will be deducted from the Account Value. The resulting actual Surrender Charge for each Policy year is shown below:

Policy Year      Administrative       Sales Surrender     Actual Surrender
                 Surrender Charge          Charge               Charge

     1              $350.00               $250.00              $600.00
     2               350.00                400.00               750.00
     3               350.00                450.00               800.00
     4               315.00                470.00               785.00
     5               315.00                520.00               835.00
     6               315.00                570.00               885.00
     7               315.00                620.00               935.00
     8               275.63                542.50               818.13
     9               236.25                465.00               701.25
    10               196.88                387.50               584.38
    11               157.50                310.00               467.50
    12               118.13                232.50               350.63
    13                78.75                155.00               233.75
    14                39.38                 77.50               116.88
    15                 0.00                  0.00                 0.00

CHARGES FROM PORTFOLIOS
-----------------------

The Variable Account purchases shares of the Portfolios at net asset value. The price reflects investment management fees and other direct expenses that have already been deducted from the assets of the Portfolio. The following table describes these investment management fees and other direct expenses of the Portfolios.
--------------------------------------------------------------------------------
FirstLine                          40

PORTFOLIO ANNUAL EXPENSES (AS A PERCENTAGE OF PORTFOLIO AVERAGE NET ASSETS) /1/



                 Portfolio                         Investment                             Total Portfolio
                 ---------                         ----------                             ---------------
                                                   Management        Other Expenses          Expenses
                                                   ----------        --------------          --------
                                                      Fees
                                                      ----
NEUBERGER & BERMAN ADVISERS MANAGEMENT TRUST /2/
Limited Maturity Bond Portfolio                     0.65%                 0.13%                 0.78%
Growth Portfolio                                    0.83%                 0.09%                 0.92%
Partners Portfolio                                  0.84%                 0.11%                 0.95%
Government Income Portfolio /12/                    0.00%                 1.02%                 1.02%
THE ALGER AMERICAN FUND
Alger American Small Capitalization                 0.85%                 0.03%                 0.88%
 Portfolio
Alger American MidCap Growth Portfolio              0.80%                 0.04%                 0.84%
Alger American Growth Portfolio                     0.75%                 0.04%                 0.79%
Alger American Leveraged AllCap Portfolio           0.85%                 0.24%                 1.09 /3/
FIDELITY VARIABLE INSURANCE PRODUCTS FUND
VIP Growth Portfolio                                0.61%                 0.08%                 0.69%/4/
VIP Overseas Portfolio                              0.76%                 0.17%                 0.93%/4/
VIP Money Market Portfolio                          0.21%                 0.09%                 0.30%
FIDELITY VARIABLE INSURANCE PRODUCTS FUND II
VIP II Asset Manager Portfolio                      0.64%                 0.10%                 0.74%/4/
VIP II Index 500 Portfolio                          0.13%                 0.15%                 0.28%/5/
INVESCO VARIABLE INVESTMENT FUNDS, INC.
INVESCO VIF - Total Return Portfolio                0.75%                 0.19%                 0.94%/6,7/
INVESCO VIF - Industrial Income Portfolio           0.75%                 0.20%                 0.95% /6,8/
INVESCO VIF - High Yield Portfolio                  0.60%                 0.27%                 0.87% /6.9/
INVESCO VIF - Utilities Portfolio                   0.60%                 0.56%                 1.16% /6,10/
INVESCO VIF - Small Company Growth Fund  /13/       0.75%                 0.25%                 1.00%
VAN ECK WORLDWIDE INSURANCE TRUST
Worldwide Hard Assets Fund (formerly Gold           1.00%                 0.11%                 1.11%
 and Natural Resources Fund)
Worldwide Real Estate Fund /13/                     1.00%                 0.25%                 1.25%
Worldwide Emerging Markets Fund /13/                1.00%                 0.27%                 1.27%
Worldwide Bond Fund /13/                            1.00%                 0.12%                 1.12%
Worldwide Balanced Fund /12/                        0.00%/11/             0.00%/11/             0.00%/11/
AIM VARIABLE INSURANCE FUNDS, INC.
AIM VI - Capital Appreciation /13/                  0.64%                 0.09%                 0.73%
AIM VI - Government Securities /13/                 0.50%                 0.41%                 0.91%

--------------------------------------------------------------------------------
FirstLine                          41

/1/ The preceding Portfolio expense information was provided to us by the Portfolios, and we have not independently verified such information. These Portfolio expenses are not direct charges against Division assets or reduction from Contract values; rather these Portfolio expenses are taken into consideration in computing each underlying Portfolio's net asset value, which the share price used to calculate the unit values of the Divisions. For a more complete description of the Portfolios' costs and expenses, see the prospectuses for the Portfolios.

/2/ Neuberger & Berman Advisers Management Trust (the "Trust") is divided into portfolios ("Portfolios"), each of which invests all of its net investable assets in a corresponding series ("Series") of Advisers Managers Trust. The figures reported under "Investment Management and Administration Fees" include the aggregate of the administration fees paid by the Portfolio and the management fees paid by its corresponding Series. Similarly, the "Other Expenses" includes all other expenses of the Portfolio and its corresponding series. See "Expenses" in the Trust's Prospectus. Expenses reflect expense reimbursement. NBMI has voluntarily undertaken to limit the Portfolios' compensation of NBMI and excluding taxes, interest, extraordinary expense, brokerage commissions and transaction costs, that exceed 1% of the Portfolios' average daily net asset value. These expense reimbursement policies are subject to termination upon 60 days written notice to the Portfolios.

/3/ The Alger American Leverage AllCap Portfolio's "Other Expenses" includes 0.03% of interest expense.

/4/ A portion of the brokerage commissions the Portfolio paid was used to reduce its expenses. In addition, certain funds have entered into arrangements with their custodian and transfer agent expenses. Including these reductions, the total operating expenses presented in the table would have been 0.67% for Growth Portfolio, 0.92% for Overseas Portfolio, and 0.73% for Asset Manager Portfolio.

/5/ FMR agreed to reimburse a portion of Index 500 Portfolio's expenses during the period. Without this reimbursement, the funds' management fee, other expenses and total expenses would have been 0.28%, 0.15% and 0.43% respectively for Index 500 Portfolio on an annualized basis.

/6/ The Portfolios' custodian fees were reduced under an expense offset arrangement. In addition, certain expenses of the Portfolio's are being absorbed voluntarily by INVESCO Funds Group, Inc. ("IFG"). The above ratios reflect total expenses, less expenses absorbed by IFG, prior to any expense offset.

/7/ Various expenses of the Portfolio were voluntarily absorbed by IFG for the years ended December 31, 1996 and 1995 and the period December 31, 1994. If such expenses had not been voluntarily absorbed, ratio expenses to average net assets would have been 1.30%, 2.51% and 16.44%, respectively, and ratio of net investment income to average net assets would have been 3.08%, 2.41% and (11.72%), respectively.

/8/ Various expenses of the Portfolio were voluntarily absorbed by IFG for the years ended December 31, 1996 and 1995 and the period ended December 31, 1994. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 1.19%, 2.31% and 32.55%, respectively, and ratio of net investment income to average net assets would have been 2.63%, 2.22% and (30.07%), respectively.

/9/ Various expenses of the Portfolio were voluntarily absorbed by IFG for the years ended December 31, 1996 and 1995 and the period ended December 31, 1994. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 1.32%, 2.71% and 30.38% respectively, and ratio of net investment income to average net assets would have been 8.74%, 7.05% and (26.92%), respectively.

/10/ Various expenses of the Portfolio were voluntarily absorbed by IFG for the years ended December 31, 1996 and 1995. If such expenses had not been voluntarily absorbed, ratio expenses to average net assets would have been 5.36%, and 57.13%, respectively, and ratio of net investment income to average net assets would have been (1.28%), and (52.86), respectively.

/11/ The Portfolio's expenses were voluntarily reduced by the Portfolio's investment manager. Absent such reimbursement, "Investment Management Fees", "Other Expenses" and "Total Portfolio Expenses" would have been 0.75%, 0.60% and 1.35%, respectively. "Other Expenses" of 0.60% are based on a net asset estimation of $30 million.

/12/ No longer available for new investors.

/13/ Will become available on or before May 1, 1998.



--------------------------------------------------------------------------------
FirstLine                          42

GROUP OR SPONSORED ARRANGEMENTS OR CORPORATE PURCHASERS
-------------------------------------------------------

This Policy is available for purchase by individuals, corporations and other institutions. For group or sponsored arrangements (including home office employees of Security Life) and for corporate purchases or special exchange programs which Security Life may offer from time to time, we may reduce or eliminate the Surrender Charge, the length of time a Surrender Charge applies, the administrative charge, the minimum Stated Death Benefit, the maximum Target Death Benefit, the Minimum Annual Premium, the Target Premium, the sales charges, cost of insurance charges, or other charges normally assessed to reflect the expected economies resulting from a group or sponsored arrangement or a corporate purchaser. We may also allow Partial Withdrawals to be taken without a Surrender Charge. Group arrangements include those in which a trustee, an employer or an association either purchases Policies covering a group of individuals on a group basis or endorses the Policy to a group of individuals. Sponsored arrangements include those in which an employer or association allows us to offer Policies to its employees or members on an individual basis.

Our costs for sales, administration and mortality generally vary with the size and stability of the group, among other factors. We take all these factors into account when reducing charges. To qualify for reduced charges, a group or sponsored arrangement must meet certain requirements. We will make any reductions according to our rules in effect when an application form for a Policy is approved. We may change these rules from time to time. Any variation in the Surrender Charge, administrative charge or other charges, fees and privileges will reflect differences in costs or services and will not be unfairly discriminatory.

OTHER CHARGES
-------------

Under current law we pay no tax on investment income and capital gains reflected in variable life insurance policy reserves (except to the extent the Federal deferred acquisition cost may be considered such a tax). Consequently, no charge is currently being made to any Division of our Variable Account for our Federal income taxes. We reserve the right, however, to make such a charge in the future if the tax law changes and we incur Federal income tax which is attributable to the Variable Account.

We must pay state and local taxes (in addition to applicable taxes based on premiums) in several states. At the present time, these taxes are not substantial. However, if these taxes increase, we also reserve the right to make charges for such taxes when they are attributable to our Variable Account.

TAX CONSIDERATIONS

The following discussion provides a general description of the Federal income tax consequences of the Policy, based on our understanding of the present Federal income tax laws as they are currently interpreted by the Internal Revenue Service ("IRS"). No representation is made as to the likelihood of continuation of the present Federal income tax laws or of the current interpretations by the IRS. This discussion is general in nature, and should not be considered tax advice. Further, it is not intended to present an exhaustive survey of all the tax issues that might arise under the Policy. Because of the complexity of the laws and the fact that tax results will vary according to the particular circumstances of the Owner, a legal or tax adviser should be consulted prior to purchasing the Policy.


LIFE INSURANCE DEFINITION
-------------------------

Section 7702 of the Internal Revenue Code of 1986, as amended (the "Code") sets forth the definition of a life insurance contract for Federal tax purposes. The entire death benefit of a life insurance contract is excludable from gross income of the beneficiary under Section 101(a)(l) of the Code. However, there are exceptions to this general rule such as transfers for value and distributions from a policy owned by a qualified plan. The Secretary of the Treasury (the "Treasury") is authorized to prescribe regulations implementing
Section 7702. While proposed regulations and other interim guidance has been issued, final regulations have not been adopted. In short, guidance as to how
Section 7702 is to be adopted is limited. If a Policy were determined not to be a life insurance contract for purposes of Section 7702, such Policy would not qualify for the favorable tax treatment normally provided to a life insurance policy.

Section 7702 provides that if one of two alternate tests are met, a Policy will be treated as a life insurance policy for Federal income tax purposes. These tests are referred to as the "Cash Value Accumulation Test" and the "Guideline Premium/Cash Value Corridor Test."

Under the Cash Value Accumulation Test, there is no limit to the amount that may be paid in premiums as long as there is enough death benefit in relation to Account Value at all times. The death benefit at all times must be at least equal to an actuarially determined factor, depending on the Insured's Age, sex and Premium Class at any point in time, times the Account Value. See Appendix A, page 137, for a table of the Cash Value Accumulation Test factors.

--------------------------------------------------------------------------------
FirstLine                          43

The Guideline Premium/Cash Value Corridor Test provides for a maximum premium in relation to the Death Benefit, and a minimum "corridor" of death benefit in relation to Account Value. In most situations, the death benefit that results from the Guideline Premium/Cash Value Corridor Test will ultimately be less than the amount of death benefit required under the Cash Value Accumulation Test. See Appendix B, page 146, for a table of the Guideline Premium/Cash Value Corridor Test factors.

This Policy allows the Owner to choose, at the time of application, which of these tests will always apply to the Policy. A choice of tests is irrevocable. Regardless of which test is chosen, we will at all times assure that the Policy meets the statutory definition which qualifies the Policy as life insurance for Federal income tax purposes. In addition, so long as the Policy remains in force, increases in Account Value as a result of interest or investment experience will not be subject to Federal income tax unless and until there is a distribution from the Policy, such as a Partial Withdrawal or loan.

The favorable tax treatment of Section 101(a) will not apply to benefits paid at maturity of the Policy (age 100). See Benefits at Maturity page 25. Also, any interest payment accrued on Death Proceeds paid either as a lump sum or other than in one lump sum may be subject to tax. See Settlement Provisions, page 50.

The Federal government has in the past and may in the future consider new legislation or regulations that, if enacted, could change the Federal income tax treatment of life insurance policy income or death benefits. Any such change could have a retroactive effect. Such concerns should be addressed by a legal or tax adviser.


DIVERSIFICATION REQUIREMENTS
----------------------------

In addition to meeting the tests required under Section 7702, Section 817(h) of the Code requires that the investments of separate accounts such as the Variable Account be adequately diversified. Regulations issued by the Secretary of the Treasury set the standards for measuring the adequacy of this diversification. To be adequately diversified, each Division of the Variable Account must meet certain tests. A variable life policy that is not adequately diversified under these regulations would not be treated as life insurance under Section 7702 of the Code. If this were to occur, the Owner would be subject to Federal income tax on the income under the Policy as it is earned. The Portfolios in which the Variable Account invests have provided certain assurances that they will meet the applicable diversification standards.

In certain circumstances, owners of variable life insurance contracts may be considered the owners, for Federal income tax purposes, of the assets of the separate account used to support their contracts. In those circumstances, income and gains from the separate account assets would be includable in the variable contract owner's gross income. The IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. The Treasury also announced, in connection with the issuance of temporary regulations concerning diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the policy owner), rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular subaccounts without being treated as owners of the underlying assets."

The ownership rights under the Policy are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that policy holders were not owners of separate account assets. For example, the Owner has additional flexibility in allocating premium payments and Policy values. These differences could result in an Owner being treated as the owner of a pro rata portion of the assets of the Variable Account. In addition, Security Life does not know what standards will be set forth, if any, in the regulations or rulings which the Treasury has stated it expects to issue. Security Life therefore reserves the right to modify the Policy as necessary to attempt to prevent an Owner from being considered the owner of a pro rata share of the assets of the Variable Account or to otherwise qualify the Policy for favorable tax treatment.


MODIFIED ENDOWMENT CONTRACTS
----------------------------

Code Section 7702A establishes a class of life insurance contracts designated as "Modified Endowment Contracts", which applies to Policies entered into or materially changed after June 20, 1988.

Due to the Policy's flexibility, classification as a Modified Endowment Contract will depend on the individual circumstances of each Policy. In general, a Policy will be a Modified Endowment Contract if the accumulated premiums paid at any time during the first seven Policy years exceeds the sum of the net level premiums which would have been paid on or before such time if the Policy provided for paid-up future benefits after the payment of seven level annual

--------------------------------------------------------------------------------
FirstLine                          44
premiums. The determination of whether a Policy will be a Modified Endowment Contract after a material change generally depends upon the relationship of the death benefit and the Account Value at the time of such change and the additional premiums paid in the seven years following the material change.

The rules relating to whether a Policy will be treated as a Modified Endowment Contract are extremely complex and cannot be fully described in the limited confines of this summary. Therefore, a current or prospective Owner should consult with a competent adviser to determine whether a policy transaction will cause the Policy to be treated as a Modified Endowment Contract. Security Life will, however, monitor Policies and will attempt to notify an Owner on a timely basis if the Owner's Policy becomes a Modified Endowment Contract.


TAX TREATMENT OF PREMIUMS
-------------------------

No deduction is allowed for premiums paid on any life insurance policy covering the life of any officer or employee, or of any person financially interested in any business carried on by the taxpayer, when the taxpayer is a beneficiary (directly or indirectly) under such policy.

Consult your tax adviser for advice on the availability of deductions.


LOANS, LAPSES, SURRENDERS AND WITHDRAWALS
-----------------------------------------

IF THE POLICY IS NOT A MODIFIED ENDOWMENT CONTRACT

If a Policy is not a Modified Endowment Contract, as long as it remains in force, a loan under the Policy will be treated as indebtedness and no part of the loan will be subject to current Federal income tax. Interest paid (or accrued by an accrual basis taxpayer) on the loan may or may not be tax deductible. Consult your tax adviser for advice on the availability of deductions.

Any time a Policy is surrendered or lapses, the excess, if any, of the Cash Surrender Value over the Owner's "investment in the Policy" will be subject to Federal income tax as ordinary income. "Investment in the Policy" means (i) the aggregate amount of any premiums or other consideration paid for a Policy, minus
(ii) the aggregate amount received under the Policy which is excluded from gross income of the Owner (except that the amount of any loan from, or secured by, a Policy that is a Modified Endowment Contract, to the extent such amount is excluded from gross income, will be disregarded), plus (iii) the amount of any loan from, or secured by a Policy that is a Modified Endowment Contract to the extent that such amount is included in the gross income of the Owner. It is important to note that for this calculation, if the Policy terminates while a Policy Loan is outstanding, the total amount of the loan and accrued loan interest will be treated as a distribution and could be subject to tax under the above rules. As a result, in certain circumstances this may result in taxable income to the Owner even though the Policy has no Net Cash Surrender Value.

Proceeds received on a Withdrawal may or may not be taxable depending on the Owner's particular circumstances. During the first 15 Policy years, the proceeds from a Partial Withdrawal could be subject to Federal income tax to the extent the Cash Surrender Value exceeds investment in the Policy. The portion subject to tax will depend upon the ratio of the death benefit to Account Value under the Policy and the Age of the Insured at the time of the withdrawal. After the first 15 Policy years, the proceeds from a Partial Withdrawal will not be subject to Federal income tax except to the extent such proceeds exceed investment in the Policy.


IF THE POLICY IS A MODIFIED ENDOWMENT CONTRACT

If a Policy is a Modified Endowment Contract, any pre-death distribution from the Policy will be taxed on an "income-first" basis, similar to the treatment of annuities for individuals. Distributions for this purpose include a surrender, Partial Withdrawal or Policy Loan, including any increase in a loan amount to pay interest on an existing loan or an assignment or a pledge to secure a loan. Any such distributions will be considered taxable income to the Owner to the extent the Account Value exceeds investment in the Policy immediately before the distribution. All Modified Endowment Contracts that are issued by Security Life (and its affiliates) to the same Owner during any calendar year are treated as one Modified Endowment Contract for purposes of determining the amount includable in the gross income under Code section 72(c).

A 10% penalty tax will also apply to the taxable portion of a distribution from a Modified Endowment Contract, unless an exception applies. The penalty tax will not apply to distributions (i) when the taxpayer is at least 59 1/2 years of age, (ii) in the case of a disability (as defined in the Code) or (iii) received as part of a series of substantially equal periodic payments, made at least annually for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary. Since these exclusions do not apply to corporations or other business entities, the 10% penalty tax would always apply to these types of owners. If the Policy is surrendered, the excess, if

--------------------------------------------------------------------------------
FirstLine                          45
any, of the Cash Surrender Value over investment in the Policy will be subject to Federal income tax and, unless one of the above exceptions applies, the 10% penalty tax.

If a Policy was not originally a Modified Endowment Contract but later becomes one, distributions that occur during the Policy year it becomes a Modified Endowment Contract and any subsequent Policy year will be taxed as described in the two preceding paragraphs. In addition, any distributions from the Policy made within two years before it becomes a Modified Endowment Contract will be treated as having been made in anticipation of the change and will be subject to tax in this manner. This means that a distribution made from a Policy that is not a modified endowment could later become taxable as a distribution from a Modified Endowment Contract. The Treasury has been authorized to prescribe rules which would address this issue.


ALTERNATIVE MINIMUM TAX
-----------------------

For purposes of the alternative minimum tax adjusted current earnings adjustment, special rules apply with respect to life insurance contracts. Under these rules, death benefit proceeds are taken into account, increases in cash value attributable to investment performance are taken into account currently and the distribution tax rules apply in a modified form.


SECTION 1035 EXCHANGES
----------------------

Section 1035 of the Internal Revenue Code generally provides that no gain or loss shall be recognized on the exchange of one life insurance policy for another life insurance policy or for an endowment or annuity contract. Special rules and procedures apply to Section 1035 transactions. Prospective owners wishing to take advantage of Section 1035 should consult their tax adviser.


TAX-EXEMPT POLICY OWNERS
------------------------

Special rules may apply in the case of a Policy owned by a tax-exempt entity. Accordingly, tax-exempt entities should consult with a tax adviser regarding the consequences of purchasing and owning a Policy, including the effect, if any, on the tax-exempt status of the entity and the application of the unrelated business income tax.


CHANGES TO COMPLY WITH LAW
--------------------------

To assure that the Policy continues to qualify as life insurance under the Code, we reserve the right to decline to accept all or part of any premium payments, to decline to change death benefits, or to decline to make Partial Withdrawals that would cause the Policy to fail to qualify. We may also make changes in the Policy or its Riders, require additional premium payments or make distributions from the Policy to the extent we deem necessary to qualify the Policy as life insurance for tax purposes. Any such change will apply uniformly to all policies that are affected. The Policy Owner will be given advance notice of such changes.

The tax law limits the allowable charges for mortality costs and other expenses that may be used in making calculations to determine whether a Policy qualifies as life insurance for Federal income tax purposes. These calculations must be based upon reasonable mortality charges and other charges reasonably expected to be paid. The Treasury has issued proposed regulations on the reasonableness standards for mortality charges. Security Life believes that the charges used for this purpose in the Policy should meet the current requirement for reasonableness. Security Life reserves the right to make modifications to the mortality charges if future regulations contain standards which make modification necessary in order to continue qualification of the Policy as life insurance for Federal income tax purposes.

In addition, assuming that the Policy is not intended by the Owner to be or become a Modified Endowment Contract, we will include an endorsement to the Policy whereby we reserve the right to amend the Policy, including any Rider, to assure that the Policy continues to comply with the seven-pay test for Federal income tax purposes. If at any time the premium paid under the Policy exceeds the seven-pay limit, we reserve the right to remove such excess premium or make any appropriate adjustments to the Policy's Account Value and death benefits. Any death benefit increase will cause an increase in the cost of insurance charges.

OTHER
-----

The Policies may be used in various arrangements, including qualified plans, non-qualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if the Owner is contemplating the use of the Policies in any arrangement the value of which depends in part on its tax consequences, the Owner should be sure to consult a qualified tax adviser regarding the tax attributes of the particular arrangement.

We are required to withhold income taxes from any portion of the amounts received by individuals in a taxable transaction,

--------------------------------------------------------------------------------
FirstLine                          46
unless an election is made in writing not to have withholding apply. If the election not to have withholding is made, or if the amount withheld is insufficient, income taxes, and possibly penalties, may have to be paid later.

Federal estate and gift taxes and state and local inheritance, estate, and other tax consequences of ownership or receipt of Policy benefits depend on the particular jurisdiction and the circumstances of each Owner and Beneficiary.

QUALIFIED LEGAL OR TAX ADVISERS SHOULD BE CONSULTED FOR COMPLETE INFORMATION ON FEDERAL, STATE, LOCAL AND OTHER TAX CONSIDERATIONS.


ADDITIONAL INFORMATION ABOUT THE POLICY

VOTING PRIVILEGES
-----------------

We invest the assets in the Divisions of the Variable Account in shares of the corresponding Portfolios. See Investment Objectives of the Portfolios, page 15. Security Life is the legal owner of the shares held in the Variable Account and, as such, has the right to vote on certain matters. Among other things, we may vote on any matters described in the Fund's current prospectus or requiring a vote by shareholders under the Investment Company Act of 1940.

Even though we own the shares, to the extent required by the interpretations of the SEC, we give Owners the opportunity to tell us how to vote the number of shares that are attributable to their Policy. We will vote those shares at meetings of Portfolio shareholders according to their instructions. We will also vote any Portfolio shares that are not attributable to the Policies and shares for which instructions from Owners were not received, in the same proportion that Owners vote. If the Federal securities laws or regulations or interpretations of them change so that we are permitted to vote shares of a Portfolio in our own right or to restrict Owner voting, we reserve the right to do so.

Owners may participate in voting only on matters affecting the Portfolios in which the Owner's assets have been invested. We determine the number of Portfolio shares in each Division that are attributable to the Policy by dividing the amount in the Account Value allocated to that Division by the net asset value of one share of the corresponding Portfolio. The number of shares as to which instructions may be given will be determined as of the record date set by the Portfolio's Board for the Portfolio's shareholders meeting. We count fractional shares. Owners having a voting interest will be sent proxy material and a form for giving us voting instructions.

All Portfolio shares are entitled to one vote. The votes of all Portfolios are cast together on an aggregate basis, except on matters where the interests of the Portfolios differ. In such cases, voting is on a portfolio-by-portfolio basis. In these cases, the approval of the shareholders in one Portfolio is not needed in order to make a decision in another Portfolio. Examples of matters that would require a portfolio-by-portfolio vote are changes in the fundamental investment policy of a particular Portfolio or approval of an investment advisory agreement. Shareholders in a Portfolio not affected by a particular matter generally would not be entitled to vote on it.

The Boards of the Portfolios and Security Life and any other insurance companies participating in the Portfolios are required to monitor events to identify any material conflicts that may arise from the use of the Portfolios for variable life and variable annuity separate accounts. Conflict might arise as a result of changes in state insurance law or Federal income tax law, changes in investment management of any Portfolio, or differences in voting instructions given by owners of variable life insurance policies and variable annuity contracts. Shares of these Portfolios may also be sold to certain qualified pension and retirement plans qualifying under Section 401 of the Code that include cash or deferred arrangements under Section 401(k) of the Code. As a result, there is a possibility that a material conflict may arise between the interests of owners generally or certain classes of owners, and such retirement plans or participants in such retirement plans. If there is a material conflict, we will have an obligation to determine what action should be taken including the removal of the affected Portfolios from eligibility for investment by the Variable Account. We will consider taking other action to protect Owners. However, there could be unavoidable delays or interruptions of operations of the Variable Account that we may be unable to remedy.

In certain cases, when required by state insurance regulatory authorities, we may disregard instructions relating to changes in the Portfolio's adviser or the investment policies of the Portfolios. In the event we do disregard voting instructions, we will include a summary of our actions and give our reasons in the next semi-annual report to Owners.

Under the Investment Company Act of 1940, certain actions affecting the Variable Account (such as some of those described under Right To Change Operations) may require Owner approval. In that case, Owners will be entitled to one vote for every $100 of value they have in the Divisions of the Variable Account. We will cast votes attributable to amounts in the Divisions of the Variable Account not attributable to Policies in the same proportions as votes cast by Owners.

--------------------------------------------------------------------------------
FirstLine                          47

RIGHT TO CHANGE OPERATIONS
--------------------------

Subject to state limitations, the Company may from time to time, change the investment objective of, or make the following changes to, the Variable Account:

 (i) Make additional Divisions available. These Divisions will invest in Portfolios we find suitable for the Policy.

 (ii) Eliminate Divisions from the Variable Account, combine two or more Divisions, or substitute a new Portfolio for the Portfolio in which a Division invests. A substitution may become necessary if, in our judgment, a Portfolio no longer suits the purposes of the Policy. This may also happen due to a change in laws or regulations, or a change in a Portfolio's investment objectives or restrictions, or because the Portfolio is no longer available for investment, or for some other reason, such as a declining asset base.

 (iii) Transfer assets of the Variable Account, which we determine to be associated with the class of policies to which an Owner's Policy belongs, to another Variable Account.

 (iv)   Withdraw the Variable Account from registration under the 1940 Act.

 (v) Operate the Variable Account as a management investment company under the 1940 Act.

 (vi) Cause one or more Divisions to invest in a mutual fund other than or in addition to the Portfolios.

 (vii)  Discontinue the sale of Policies.

 (viii) Terminate any employer or plan trustee agreement with us pursuant to its terms.

 (ix)   Restrict or eliminate any voting rights as to the Variable Account.

 (x) Make any changes required by the 1940 Act or the rules or regulations thereunder.

No such changes will be made until it becomes effective with the SEC, or without any necessary approval of the applicable state insurance departments. Owners will be notified of any changes. If Owners then wish to transfer the amount they have in that Division to another Division of the Variable Account or to the Guaranteed Interest Division, they may do so, without charge, by notifying us. At the same time, they may also change how their Net Premiums and deductions are allocated.


REPORTS TO OWNERS
-----------------

At the end of each Policy year we will send a report that shows the Total Policy Death Benefit (Base Death Benefit plus Adjustable Term Insurance Rider Death Benefit, if any), the Account Value, the Policy Loan plus accrued Loan Interest and Net Cash Surrender Value. We will also include information about the Divisions of the Variable Account. The report also shows any transactions involving the Account Value that occurred during the year such as deductions, and any loans or withdrawals in that year.

We will also send semi-annual reports with financial information on the Portfolios, including a list of the investments held by each Portfolio.

Confirmation notices will be sent during the year for certain Policy transactions.


OTHER GENERAL POLICY PROVISIONS


FREE LOOK PERIOD
----------------

Owners have the right to examine the Policy. If for any reason the Owner is not satisfied with the Policy when issued, the Policy may be returned to us or the Registered Representative within the time limit described below and it will be deemed void as of the Policy Date. A request to cancel this Policy must be postmarked no later than 10 days after it is received, or as otherwise specified by state law. The Policy will be deemed to have been received by the Owner 5 days after it is mailed from our Customer Service Center. If the Policy is canceled under this provision, we will refund an amount equal to the full amount of any premiums paid or as otherwise specified by state law. Insurance coverage ends when the request is sent.

THE POLICY
----------

This Policy is a contract between the Owner and us. The Policy, including a copy of the original application and any applications for an increase, Riders, endorsements, Schedule pages, and any reinstatement applications make up the entire contract between us. A copy of any application as well as a

--------------------------------------------------------------------------------
FirstLine                          48
new Schedule will be attached or furnished for attachment to the Policy at the time of any change in coverage. In the absence of fraud, all statements made in any application will be considered representations and are not warranties. No statement will be used to deny a claim unless it is in an application.

All changes or amendments to this Policy made by us must be signed by a president or an officer of the Company and by our secretary or assistant secretary. No other person is authorized to change the terms or conditions of this policy.


AGE
---

This Policy is issued at the Age stated in the Schedule. This is the Insured's Age nearest birthday, calculated as of the Policy Date. The Age of the Insured at any time is calculated by adding the number of completed Policy years to the Age shown in the Schedule.


OWNERSHIP
---------

The original Owner is the person named in the application. The Owner can exercise all rights and receive the benefits during the Insured's lifetime before the Maturity Date. This includes the right to change the Owner, Beneficiaries, and methods for the payment of proceeds. All rights of the Owner are subject to the rights of any assignee and any irrevocable Beneficiary.

An Owner may name a new Owner by giving us written notice. The effective date of the change to the new Owner will be the date the Owner signs the notice. The change will not affect any payment made or action taken by us before recording the change at our Customer Service Center. A change in ownership may cause recognition of taxable income on gain, if any, to the old Owner.


BENEFICIARY
-----------

The Owner names the Beneficiary when applying for the Policy. The primary Beneficiary surviving the Insured will receive any Death Proceeds which become payable. Surviving contingent Beneficiaries are paid Death Proceeds only if no primary Beneficiary has survived the Insured. If more than one Beneficiary survives the Insured, they will share the Death Proceeds equally, unless the designation provides otherwise. If there is no designated Beneficiary surviving, the Owner or Owner's estate will be paid the Death Proceeds. The Beneficiary designation will be on file with us or at a location designated by us. The Owner may name a new Beneficiary during the Insured's lifetime. We will pay the proceeds to the most recent Beneficiary designation on file. We will not be subject to multiple payments.


COLLATERAL ASSIGNMENT
---------------------

The Owner may assign this Policy as collateral security by sending written notice to us. Once it is recorded with us, the rights of the Owner and the Beneficiary are subject to the assignment, unless the Beneficiary was designated as an irrevocable Beneficiary prior to the assignment. It is the Owner's responsibility to make sure the assignment is valid.

INCONTESTABILITY
----------------
 . We can challenge the validity of the insurance Policy if it appears that there have been material misstatements in the application. However, there are limits as to how and when we can challenge the Policy.

 . We will not contest the statements in the application attached at issue after the Policy has been in effect, during the Insured's lifetime, for two years from the Policy Date or the date specified by state law.

 . We will not contest the statements in the application for any reinstatement after the reinstatement has been in effect, during the Insured's lifetime, for two years from the effective date of such reinstatement.

 . We will not contest the statements in the application for any coverage change that creates a new Segment or increases any benefit with respect to the Insured (such as an increase in Stated Death Benefit) after the change has been in effect, during the Insured's lifetime, for two years from the effective date of the new Segment or increase.

We have the right to rescind this policy if we issued or reinstated the Policy based on a statement in an application, including a reinstatement application, that was false or misleading.


MISSTATEMENTS OF AGE OR SEX
---------------------------

If the Age or sex of the Insured has been misstated, the death benefit will be adjusted. The death benefit will be adjusted to the amount which would have been purchased for the Insured's correct Age and sex based on the cost of insurance charges which were deducted from the Account Value on the last Monthly Processing Date prior to the Insured's death or as otherwise required by state law. If unisex cost of insurance

--------------------------------------------------------------------------------
FirstLine                          49
rates apply, we will not make an adjustment for a misstatement of sex.


SUICIDE
-------

If the Insured commits suicide within two years of the Policy Date or date of reinstatement, the death benefit will be limited to the total of all premiums that have been paid to the time of death minus the amount of any outstanding Policy Loan and accrued loan interest and minus any withdrawals, unless otherwise required by law. If the Insured has been changed and the new Insured dies by suicide within two years of the exchange date, the death benefit will be limited to the Net Cash Surrender Value as of the exchange date, plus the premiums paid since that date, less the sum of any increases in Policy Loan, accrued loan interest and any Withdrawals since the exchange date. If the Insured commits suicide, while sane or insane, within two years of the effective date of a new Segment or of an increase in any other benefit, we will make a limited payment to the beneficiary for the new Segment or other increase. The payment will equal the cost of insurance and any applicable monthly expense charges deducted for such increase.


PAYMENT
-------

We will pay the Death Proceeds, Net Cash Surrender Value upon surrender, Partial Withdrawals, and loan proceeds within seven days after we receive the information required to process the payment. We will also execute a transfer among Divisions of the Variable Account as of the Valuation Date on or next following receipt of the request at our Customer Service Center. Transfers from the Guaranteed Interest Division to the Divisions of the Variable Account will be made only within the time periods indicated in this prospectus. See Transfers of Account Values, page 28.

We may, however, postpone the processing of any such transactions for any of the following reasons:

 .  When the NYSE is closed for trading;

 .  When trading on the NYSE is restricted by the SEC;

 . When an emergency exists such that it is not reasonably practical to dispose of securities in the applicable Division of the Variable Account or to determine the value of its assets; or

 . When a governmental body having jurisdiction over the Variable Account permits such suspension by order.


Rules and regulations of the SEC, if any, are applicable and will govern the determination as to whether the above conditions exist.

Death Proceeds are determined as of the date of death of the Insured. The Death Proceeds will not be affected by changes in the values of the Divisions of the Variable Account subsequent to the date of death of the Insured. We will pay interest at the rate declared by us or at any higher rate required by law from the date of death of the Insured to the date of payment.

Death Proceeds are not subject to deferment. However, we may defer for up to six months payment of any surrender proceeds, withdrawal amounts, or loan amounts from our Guaranteed Interest Division, unless otherwise required by law. We will pay interest at the rate declared by us or at any higher rate required by law from the date we receive the request if we delay payment more than 30 days.


NOTIFICATION AND CLAIMS PROCEDURES
----------------------------------

We must receive in writing any election, designation, change, assignment, or request made by the Owner. It must be on a form acceptable to us. We are not liable for any action we take before we receive and record the written notice. We may require that the Policy be returned for any Policy change or upon its surrender.

In the event of an Insured's death while the Policy is in force please let us or the Registered Representative know as soon as possible. Claim procedure instructions will be sent immediately. As due proof of death, we may require proof of Age and a certified copy of a death certificate. We may also require the Beneficiary and the Insured's next of kin to sign authorizations as part of this process. These authorization forms allow us to obtain information about the Insured, including but not limited to medical records of physicians and hospitals used by the Insured.


TELEPHONE PRIVILEGES
--------------------

If telephone privileges have been elected in a form required by us, transfers, changes in Dollar Cost Averaging and Automatic Rebalancing, or requests for Partial Withdrawals and Policy Loans may be made by telephoning our Customer Service Center.

Our Customer Service Center will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Such procedures may include, among others, requiring some form of personal identification prior to

--------------------------------------------------------------------------------
FirstLine                          50
acting upon instructions received by telephone, providing written confirmation of such transactions, and/or tape recording of telephone instructions. A request for telephone privileges authorizes us to record telephone calls. If reasonable procedures are not used in confirming instructions, we may be liable for any losses due to unauthorized or fraudulent instructions. We reserve the right to discontinue this privilege at any time.


NON-PARTICIPATING
-----------------

The Policy does not participate in Security Life's surplus earnings.


DISTRIBUTION OF THE POLICIES
----------------------------

The principal underwriter (distributor) for the policies is ING America Equities, a wholly owned subsidiary of Security Life. ING America Equities is registered as a broker-dealer with the SEC and is a member of the NASD. We pay ING America Equities for acting as the principal underwriter under a Distribution Agreement.

We sell our Policies through Registered Representatives of other broker-dealers, including VESTAX Securities Corporation, a subsidiary of ING America Insurance Holdings, Inc., and Locust Street Securities, Inc., an affiliate of Security Life of Denver Insurance Company, which have entered into selling agreements with us. These Registered Representatives are also licensed by state insurance officials to sell our variable life policies. Each of the broker-dealers we enter into selling agreements with are registered with the SEC and are members of the NASD.

Under these selling agreements, we pay a distribution allowance to the other broker-dealers, which in turn pay commissions to the Registered Representative who sells this Policy. During the first Policy year, the distribution allowance may equal an amount up to 95% of the first Target Premium paid and 4% of premiums paid in excess of the first Target Premium. For Policy years 2 through 10, the allowance may equal an amount up to 4% of premiums paid in excess of the first Target Premium, and for subsequent Policy years 2% of premiums paid. Broker-dealers may also receive annual renewal compensation of up to 0.10% of the Net Account Value beginning in the tenth Policy year or after the Owner pays more than the guideline single premium determined in accordance with the Federal income tax law definition of life insurance, whichever is earlier. Compensation arrangements may vary among broker-dealers and depend on particular circumstances. In addition, we may also pay override payments, expense allowances, bonuses, special marketing fees, wholesaler fees, and training allowances. Registered Representatives who meet specified production levels may qualify, under our sales incentive programs, to receive non-cash compensation such as expense-paid trips, expense-paid educational seminars and merchandise.

We pay the distribution allowance from our own resources (including any sales charges deducted from premiums and Surrender Charges we might collect).


SETTLEMENT PROVISIONS
---------------------

During the Insured's lifetime, the Owner may elect that the Beneficiary receive the Death Proceeds other than in one sum. If an election has not been made, the Beneficiary may do so within 60 days after the Insured's death. The Owner may also elect to take the Net Cash Surrender Value other than in one sum.

Payments under these options are not affected by the investment experience of any Division of our Variable Account. Instead, interest accrues pursuant to the options chosen. Payment options will also be subject to our rules at the time of selection. Currently, these alternate payment options are only available if the proceeds applied are $2000 or more and any periodic payment will be at least $20.

The following payment options are available:

Option I:       Payouts for a Designated Period: Payouts will be made in 1, 2, 4 or 12 installments per year as elected for a designated period, which may be 5 to 30 years. The installment dollar amounts will be equal except for any excess interest. The amount of the first monthly payout for each $1,000 of Account Value applied is shown in Settlement Option Table I in the Policy.

Option II:      Life Income with Payouts Guaranteed for a Designated Period:
                Payouts will be made in 1, 2, 4 or 12 installments per year throughout the payee's lifetime, or if longer, for a period of 5, 10, 15, or 20 years as elected. The installment dollar amounts will be equal except for any excess interest. The amount of the first monthly payout for each $1,000 of Account Value applied is shown in Settlement Option Table II in the Policy.
                This option is not available for ages not shown in this Table.

Option III:     Hold at Interest: Amounts may be left on deposit with us to be paid upon the death of the payee or at any earlier date elected.
                Interest on any unpaid

--------------------------------------------------------------------------------
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

                balance will be at the rate declared by
                us or at any higher rate required by law. Interest may be accumulated or paid in 1, 2, 4 or 12 installments per year, as elected. Money may not be left on deposit for more than 30 years.

Option IV:      Payouts of a Designated Amount: Payouts will be made until proceeds, together with interest, which will be at the rate declared by us or at any higher rate required by law, are exhausted. Payouts will be made in 1, 2, 4, or 12 equal installments per year, as elected.

Option V:       Other: The Owner may ask us to apply the money under any option that we make available at the time the benefit is paid.


The Beneficiary or any other person who is entitled to receive payment may name a successor to receive any amount that we would otherwise pay to that person's estate if that person died. The person who is entitled to receive payment may change the successor at any time.

We must approve any arrangements that involve a payee who is not a natural person (for example, a corporation), or a payee who is a fiduciary. Also, the details of all arrangements will be subject to our rules at the time the arrangements take effect. This includes rules on the minimum amount we will pay under an option, minimum amounts for installment payments, withdrawal or commutation rights (the right to receive payments over time, for which we may offer a lump sum payment), the naming of people who are entitled to receive payment and their successors, and the ways of proving Age and survival.


ILLUSTRATIONS OF DEATH BENEFITS, ACCOUNT VALUES AND SURRENDER VALUES, AND ACCUMULATED PREMIUMS

The following tables illustrate how the key financial elements of the Policy work, specifically, how the death benefits, Account Values and Cash Surrender Values could vary over an extended period of time. In addition, each table compares these values with premiums paid accumulated with interest.

The Policies illustrated include the following:

                                               Definition
                                     Death      of Life     Stated                  Target
                         Smoker     Benefit    Insurance     Death                   Death
   Sex        Age        Status      Option       Test      Benefit     Premium     Benefit       Page
---------  ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------

Male           45       Nonsmoker       1         CVAT       200,000     $4,500      200,000        53

Male           45       Nonsmoker       1         CVAT       100,000     $4,500      200,000        55

Male           45       Nonsmoker       1          GP        200,000     $4,500      200,000        57

The tables show how death benefits, Account Values and Cash Surrender Values of a hypothetical Policy could vary over an extended period of time if the Divisions of the Variable Account had constant hypothetical gross annual investment returns of 0%, 6% or 12% over the periods indicated in each table. The values will differ from those shown in the tables if the annual investment returns are not absolutely constant. That is, the death benefits, Account Values and Cash Surrender Values will be different if the returns averaged 0%, 6% or 12% over a period of years but went above or below those figures in individual Policy years. These illustrations assume that no Policy Loan has been taken. The amounts shown would differ if female or unisex rates were used.

The third column of each table shows what would happen if an amount equal to the premiums were invested to earn interest, after taxes, of 5% compounded annually. All premium payments are illustrated as if they were made at the beginning of the year.

The amounts shown for death benefits, Account Values and Cash Surrender Values sections reflect the fact that the net investment return on the Policy is lower than the gross investment return on the Divisions of the Variable Account. This results from the charges levied against the Divisions of the Variable Account (i.e., the mortality and expense risk charge) as well as the premium loads, administrative charges and Surrender Charges. The difference between the Account Value and the Cash Surrender Value in the first

--------------------------------------------------------------------------------
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

14 years is the Surrender Charge.

The tables illustrate cost of insurance and expense charges at both our current rates (which are described under Monthly Deductions from the Account Value, page
35) and at the maximum rates we guarantee in the Policies. The amounts shown at the end of each Policy year reflect a daily charge against the Variable Account Divisions. This charge includes the charge against the Variable Account for mortality and expense risks and the effect on each Division's investment experience of the charge to Portfolio assets for investment management and direct expenses. The mortality and expense risk fee is 0.75% annually on a guaranteed basis; illustrations showing current rates reflect a guaranteed persistency refund equivalent to 0.5% of the Account Value annually beginning after the 10th Policy anniversary.

The tables also reflect a daily investment advisory fee equivalent to an annual rate of .6886% of the aggregate average daily net assets of the Portfolios. This hypothetical rate is representative of the average maximum investment advisory fee applicable to the Divisions of the Variable Account. Other expenses of the Portfolios are assumed at the rate of .1598% of the average daily net assets of the Portfolio, which is an average of all the Portfolios' other expenses, including interest expenses. This amounts to .8484% of the average daily net assets of an investment division including the investment advisory fee. Actual fees vary by Portfolio and may be subject to agreements by the sponsor to waive or otherwise reimburse each investment Division for operating expenses which exceed certain limits. There can be no assurance that the expense reimbursement arrangements will continue in the future, and any unreimbursed expenses would be reflected in the values included on the tables.

The effect of these investment management, direct expenses and mortality and expense risk charges on a 0% gross rate of return would result in a net rate of return of (1.59)%, on 6% it would be 4.36%, and on 12% it would be 10.32%.

The tables assume the deduction of charges including administrative and sales charges. The tables reflect the fact that we do not currently make any charge against the Variable Account for state or Federal taxes. If such a charge is made in the future, it will take a higher gross rate of return than the rates shown to produce death benefits, Account Values, and Cash Surrender Values shown.

We will furnish, upon request, a comparable illustration based on the Age and sex of the proposed Insured, standard Premium Class assumptions and an initial Stated Death Benefit, death benefit option and Scheduled Premiums chosen and consistent with the Policy form. If the Owner purchases a Policy, we will deliver an individualized illustration reflecting the Scheduled Premium chosen and the Insured's actual risk class. After issuance we will provide upon request an illustration of future Policy benefits based on both guaranteed and current cost factor assumptions and actual Account Value.










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FirstLine                          53

PROSPECT: INSURED'S NAME
MALE 45 NON-SMOKER                                      PRESENTED BY:


                                 SECURITY LIFE
                       FIRSTLINE VARIABLE UNIVERSAL LIFE

STATED DEATH BENEFIT: $  200000                    DEATH BENEFIT OPTION 1
                                                   ANNUAL PREMIUM: $ 4500.00
                                                   CASH VALUE ACCUMULATION TEST
                                 SUMMARY PAGE

                          ASSUMING GUARANTEED CHARGES
               Assuming Hypothetical Gross Investment Return of:


                                    --------0.00%--------      --------12.00%--------       --------6.00%------
                       PREMIUM               CASH                      CASH                         CASH
 YEAR    PREMIUMS    ACCUMULATED   ACCOUNT   SURR    DEATH   ACCOUNT   SURR      DEATH    ACCOUNT   SURR     DEATH
                        AT 5%       VALUE    VALUE  BENEFIT   VALUE    VALUE    BENEFIT    VALUE    VALUE   BENEFIT
  1         4500         4725       3322     1797   200000     3772     2247     200000     3547     2022    200000
  2         4500         9686       6551     4801   200000     7893     6143     200000     7208     5458    200000
  3         4500        14896       9685     7710   200000    12397    10422     200000    10986     9011    200000
  4         4500        20365      12842    10642   200000    17453    15253     200000    15009    12809    200000
  5         4500        26109      15899    13699   200000    22988    20788     200000    19160    16960    200000
  6         4500        32139      18855    16655   200000    29054    26854     200000    23445    21245    200000
  7         4500        38471      21700    19500   200000    35703    33503     200000    27861    25661    200000
  8         4500        45120      24426    22501   200000    42992    41067     200000    32406    30481    200000
  9         4500        52101      27027    25377   200000    50989    49339     200000    37083    35433    200000
  10        4500        59431      29491    28116   200000    59768    58393     200000    41887    40512    200000
  15        4500       101959      40429    40429   200000   111675   111675     227593    60351    60351    200000
  20        4500       156237      46611    46611   200000   174385   174385     310579    64182    64182    200000
  25        4500       225510      44825    44825   200000   267975   267975     423133    60994    60994    200000
  30        4500       313923      28130    28130   200000   404146   404146     574696    40749    40749    200000

AGE 65      4500       168773      47017    47017   200000   190281   190281     330328    64292    64292    200000


THE EXPENSE CHARGES AND COST OF INSURANCE RATES WILL NEVER BE GREATER THAN THOSE WHICH WERE USED TO CALCULATE THE ABOVE VALUES.

THE HYPOTHETICAL GROSS RATES OF RETURN SHOWN ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED AS A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE TO THE DIVISIONS OF THE VARIABLE ACCOUNT AND THE GUARANTEED INTEREST DIVISION AND THE INVESTMENT EXPERIENCE OF THE DIVISIONS. NO REPRESENTATION CAN BE MADE THAT THESE HYPOTHETICAL GROSS INVESTMENT RETURNS CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0.00%, 12.00% AND 6.00% OVER A PERIOD OF YEARS BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF PREMIUMS WERE PAID IN A DIFFERENT FREQUENCY THAN SHOWN. THE ABOVE VALUES ASSUME NO LOANS OR WITHDRAWALS ARE TAKEN.

--------------------------------------------------------------------------------
FirstLine                          54

PROSPECT: INSURED'S NAME:
MALE 45 NON-SMOKER                                      PRESENTED BY:


                                 SECURITY LIFE
                       FIRSTLINE VARIABLE UNIVERSAL LIFE

STATED DEATH BENEFIT: $   200000                   DEATH BENEFIT OPTION 1
                                                   ANNUAL PREMIUM: $ 4500.00
                                                   CASH VALUE ACCUMULATION TEST
                                 SUMMARY PAGE

                           ASSUMING CURRENT CHARGES
               Assuming Hypothetical Gross Investment Return of:


                                       ------0.00%------           ------12.00%------       ------6.00%-----
                       PREMIUM              CASH                      CASH                        CASH
 YEAR    PREMIUMS    ACCUMULATED   ACCOUNT  SURR    DEATH   ACCOUNT   SURR     DEATH    ACCOUNT   SURR     DEATH
                        AT 5%       VALUE   VALUE  BENEFIT   VALUE    VALUE   BENEFIT    VALUE    VALUE   BENEFIT
   1         4500         4725      3530   2005   200000     3993     2468    200000     3762     2237    200000
   2         4500         9686      6860   5110   200000     8247     6497    200000     7539     5789    200000
   3         4500        14896      9990   8015   200000    12790    10815    200000    11333     9358    200000
   4         4500        20365     13144  10944   200000    17888    15688    200000    15373    13173    200000
   5         4500        26109     16198  13998   200000    23470    21270    200000    19541    17341    200000
   6         4500        32139     19150  16950   200000    29589    27389    200000    23845    21645    200000
   7         4500        38471     22022  19822   200000    36326    34126    200000    28311    26111    200000
   8         4500        45120     24824  22899   200000    43759    41834    200000    32957    31032    200000
   9         4500        52101     27582  25932   200000    51991    50341    200000    37819    36169    200000
  10         4500        59431     30274  28899   200000    61089    59714    200000    42885    41510    200000
  15         4500       101959     44073  44073   200000   116490   116490    237407    64571    64571    200000
  20         4500       156237     55014  55014   200000   186943   186943    332945    74739    74739    200000
  25         4500       225510     61234  61234   200000   296921   296921    468839    83646    83646    200000
  30         4500       313923     59103  59103   200000   464731   464731    660847    87750    87750    200000

AGE 65       4500       168773     56695  56695   200000   205246   205246    356307    76679    76679    200000

THE CURRENT COST OF INSURANCE RATES ARE SUBJECT TO CHANGE. ACCOUNT VALUES WILL VARY FROM THOSE ILLUSTRATED IF ACTUAL RATES DIFFER FROM THOSE ASSUMED. CURRENT MORTALITY CHARGE RATES ARE BASED ON CURRENT MORTALITY EXPERIENCE AND ARE NOT DEPENDENT UPON FUTURE IMPROVEMENTS IN UNDERLYING MORTALITY.

THE HYPOTHETICAL GROSS RATES OF RETURN SHOWN ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED AS A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS AND POLICY CHARGES MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE TO THE DIVISIONS OF THE VARIABLE ACCOUNT AND THE GUARANTEED INTEREST DIVISION AND THE INVESTMENT EXPERIENCE OF THE DIVISIONS. NO REPRESENTATION CAN BE MADE THAT THESE HYPOTHETICAL GROSS INVESTMENTS RETURNS CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0.00%. 12.00% AND 6.00% OVER A PERIOD OF YEARS BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF PREMIUMS WERE PAID IN A DIFFERENT FREQUENCY THAN SHOWN. THE ABOVE VALUES ASSUME NO LOANS OR WITHDRAWALS ARE TAKEN.

--------------------------------------------------------------------------------
FirstLine                          55

PROSPECT: INSURED'S NAME
MALE 45 NON-SMOKER                                      PRESENTED BY:


                                 SECURITY LIFE
                       FIRSTLINE VARIABLE UNIVERSAL LIFE

STATED DEATH BENEFIT:  $ 100000                    DEATH BENEFIT OPTION 1
INITIAL ADJUSTABLE TERM RIDER:  $ 100000           ANNUAL PREMIUM: $ 4500.00
                                                   CASH VALUE ACCUMULATION TEST
                                 SUMMARY PAGE

                          ASSUMING GUARANTEED CHARGES
               Assuming Hypothetical Gross Investment Return of:


                                  -------0.00%-------           -------12.00%------         ------6.00%-----
                      PREMIUM              CASH                       CASH                         CASH
YEAR   PREMIUMS     ACCUMULATED   ACCOUNT  SURR    DEATH   ACCOUNT    SURR      DEATH    ACCOUNT   SURR      DEATH
                       AT 5%       VALUE   VALUE  BENEFIT   VALUE    VALUE     BENEFIT    VALUE    VALUE    BENEFIT
  1        4500         4725      3322     2447   200000     3772      2897     200000     3547     2672     200000
  2        4500         9686      6550     5450   200000     7892      6792     200000     7207     6107     200000
  3        4500        14896      9684     8584   200000    12396     11296     200000    10985     9885     200000
  4        4500        20365     12841    11741   200000    17451     16351     200000    15007    13907     200000
  5        4500        26109     15898    14798   200000    22986     21886     200000    19158    18058     200000
  6        4500        32139     18853    17753   200000    29052     27952     200000    23443    22343     200000
  7        4500        38471     21699    20599   200000    35701     34601     200000    27859    26759     200000
  8        4500        45120     24425    23462   200000    42989     42027     200000    32405    31442     200000
  9        4500        52101     27026    26201   200000    50986     50161     200000    37081    36256     200000
 10        4500        59431     29491    28804   200000    59766     59078     200000    41887    41199     200000
 15        4500       101959     40438    40438   200000   111672    111672     227588    60358    60358     200000
 20        4500       156237     46660    46660   200000   174381    174381     310573    64229    64229     200000
 25        4500       225510     45010    45010   200000   267970    267970     423124    61207    61207     200000
 30        4500       313923     28777    28777   200000   404138    404138     574684    41574    41574     200000

 AGE
 65        4500       168773     47081    47081   200000   190277    190277     330321    64356    64356     200000

THE EXPENSE CHARGES AND COST OF INSURANCE RATES WILL NEVER BE GREATER THAN THOSE WHICH WERE USED TO CALCULATE THE ABOVE VALUES.

THE HYPOTHETICAL GROSS RATES OF RETURN SHOWN ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED AS A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE TO THE DIVISIONS OF THE VARIABLE ACCOUNT AND THE GUARANTEED INTEREST DIVISION AND THE INVESTMENT EXPERIENCE OF THE DIVISIONS. NO REPRESENTATION CAN BE MADE THAT THESE HYPOTHETICAL GROSS INVESTMENT RETURNS CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0.00%, 12.00% AND 6.00% OVER A PERIOD OF YEARS BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF PREMIUMS WERE PAID IN A DIFFERENT FREQUENCY THAN SHOWN. THE ABOVE VALUES ASSUME NO LOANS OR WITHDRAWALS ARE TAKEN.

--------------------------------------------------------------------------------
FirstLine                          56

PROSPECT: INSURED'S NAME
MALE 45 NON-SMOKER                                      PRESENTED BY:

                                 SECURITY LIFE
                       FIRSTLINE VARIABLE UNIVERSAL LIFE

STATED DEATH BENEFIT:$   100000                    DEATH BENEFIT OPTION 1
INITIAL ADJUSTABLE TERM RIDER:   $   100000        ANNUAL PREMIUM: $ 4500.00
                                                   CASH VALUE ACCUMULATION TEST
                                 SUMMARY PAGE

                           ASSUMING CURRENT CHARGES
               Assuming Hypothetical Gross Investment Return of:

                                     ------0.00%-----           ------12.00%-----         ------6.00%------
                        PREMIUM              CASH                       CASH                      CASH
 YEAR       PREMIUMS  ACCUMULATED   ACCOUNT  SURR    DEATH    ACCOUNT   SURR    DEATH   ACCOUNT   SURR    DEATH
                         AT 5%       VALUE   VALUE  BENEFIT    VALUE   VALUE   BENEFIT   VALUE   VALUE   BENEFIT
   1          4500       4725        3698     2823   200000     4172    3297   200000     3935    3060   200000
   2          4500       9686        7243     6143   200000     8676    7576   200000     7945    6845   200000
   3          4500      14896       10640     9540   200000    13554   12454   200000    12038   10938   200000
   4          4500      20365       14065    12965   200000    19031   17931   200000    16399   15299   200000
   5          4500      26109       17401    16301   200000    25049   23949   200000    20921   19821   200000
   6          4500      32139       20651    19551   200000    31671   30571   200000    25613   24513   200000
   7          4500      38471       23825    22725   200000    38973   37873   200000    30494   29394   200000
   8          4500      45120       26933    25970   200000    46997   46035   200000    35583   34621   200000
   9          4500      52101       29980    29155   200000    55816   54991   200000    40896   40071   200000
  10          4500      59431       32950    32262   200000    65502   64815   200000    46402   45715   200000
  15          4500     101959       47433    47433   200000   124032  124032   252778    69832   69832   200000
  20          4500     156237       58425    58425   200000   199074  199074   354551    81796   81796   200000
  25          4500     225510       64715    64715   200000   316217  316217   499307    93348   93348   200000
  30          4500     313923       62866    62866   200000   494959  494959   703832   101929  101929   200000

AGE 65        4500     168773       60111    60111   200000   218569  218569   379436    84176   84176   200000

THE CURRENT COST OF INSURANCE RATES ARE SUBJECT TO CHANGE. ACCOUNT VALUES WILL VARY FROM THOSE ILLUSTRATED IF ACTUAL RATES DIFFER FROM THOSE ASSUMED. CURRENT MORTALITY CHARGE RATES ARE BASED ON CURRENT MORTALITY EXPERIENCE AND ARE NOT DEPENDENT UPON FUTURE IMPROVEMENTS IN UNDERLYING MORTALITY.

THE HYPOTHETICAL GROSS RATES OF RETURN SHOWN ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED AS A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS AND POLICY CHARGES MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE TO THE DIVISIONS OF THE VARIABLE ACCOUNT AND THE GUARANTEED INTEREST DIVISION AND THE INVESTMENT EXPERIENCE OF THE DIVISIONS. NO REPRESENTATION CAN BE MADE THAT THESE HYPOTHETICAL GROSS INVESTMENTS RETURNS CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0.00%. 12.00% AND 6.00% OVER A PERIOD OF YEARS BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF PREMIUMS WERE PAID IN A DIFFERENT FREQUENCY THAN SHOWN. THE ABOVE VALUES ASSUME NO LOANS OR WITHDRAWALS ARE TAKEN.

--------------------------------------------------------------------------------
FirstLine                          57

PROSPECT: INSURED'S NAME
MALE 45 NON-SMOKER                                      PRESENTED BY:

                                 SECURITY LIFE
                       FIRSTLINE VARIABLE UNIVERSAL LIFE

STATED DEATH BENEFIT:   $     200000               DEATH BENEFIT OPTION 1
                                                   ANNUAL PREMIUM: $ 4500.00
                                                   GUIDELINE PREMIUM TEST
                                 SUMMARY PAGE

                          ASSUMING GUARANTEED CHARGES
               Assuming Hypothetical Gross Investment Return of:

                                -------0.00%------        -------12.00%-------      -------6.00%-------
                   PREMIUM              CASH                      CASH                      CASH
 YEAR  PREMIUMS  ACCUMULATED   ACCOUNT  SURR    DEATH   ACCOUNT   SURR    DEATH   ACCOUNT   SURR    DEATH
                    AT 5%       VALUE   VALUE  BENEFIT   VALUE   VALUE   BENEFIT   VALUE   VALUE   BENEFIT
  1      4500       4725        3322     1797   200000     3772    2247   200000     3547    2022   200000
  2      4500       9686        6551     4801   200000     7893    6143   200000     7208    5458   200000
  3      4500      14896        9685     7710   200000    12397   10422   200000    10986    9011   200000
  4      4500      20365       12842    10642   200000    17453   15253   200000    15009   12809   200000
  5      4500      26109       15899    13699   200000    22988   20788   200000    19160   16960   200000
  6      4500      32139       18855    16655   200000    29054   26854   200000    23445   21245   200000
  7      4500      38471       21700    19500   200000    35703   33503   200000    27861   25661   200000
  8      4500      45120       24426    22501   200000    42992   41067   200000    32406   30481   200000
  9      4500      52101       27027    25377   200000    50989   49339   200000    37083   35433   200000
  10     3030      57887       28125    26750   200000    58237   56862   200000    40439   39064   200000
  15     3933      91361       32518    32518   200000   108623  108623   200000    59248   59248   200000
  20     3933     139423       35811    35811   200000   201282  201282   245564    85123   85123   200000
  25     3933     200764       30368    30368   200000   354132  354132   410793   114583  114583   200000
  30     3933     279052        8110     8110   200000   604612  604612   646935   150272  150272   200000

AGE 65   3933     150524       35568    35568   200000   226234  226234   271480    90679   90679   200000

THE EXPENSE CHARGES AND COST OF INSURANCE RATES WILL NEVER BE GREATER THAN THOSE WHICH WERE USED TO CALCULATE THE ABOVE VALUES.

THE HYPOTHETICAL GROSS RATES OF RETURN SHOWN ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED AS A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE TO THE DIVISIONS OF THE VARIABLE ACCOUNT AND THE GUARANTEED INTEREST DIVISION AND THE INVESTMENT EXPERIENCE OF THE DIVISIONS. NO REPRESENTATION CAN BE MADE THAT THESE HYPOTHETICAL GROSS INVESTMENT RETURNS CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0.00%, 12.00% AND 6.00% OVER A PERIOD OF YEARS BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF PREMIUMS WERE PAID IN A DIFFERENT FREQUENCY THAN SHOWN. THE ABOVE VALUES ASSUME NO LOANS OR WITHDRAWALS ARE TAKEN.

--------------------------------------------------------------------------------
FirstLine                          58

PROSPECT: INSURED'S NAME:
MALE 45 NON-SMOKER                                    PRESENTED BY:

                                 SECURITY LIFE
FIRSTLINE VARIABLE UNIVERSAL LIFE
STATED DEATH BENEFIT: $    200000                     DEATH BENEFIT OPTION 1
                                                      ANNUAL PREMIUM: $4500.00
                                                      GUIDELINE PREMIUM TEST
                                  SUMMARY PAGE

                            ASSUMING CURRENT CHARGES
               Assuming Hypothetical Gross Investment Return of:


                                            -------0.00%-------     ------12.00%------        --------6.00%--------
                             PREMIUM               CASH                    CASH                       CASH
                           ACCUMULATED  ACCOUNT    SURR   DEATH   ACCOUNT  SURR    DEATH   ACCOUNT    SURR    DEATH
     YEAR       PREMIUMS      AT 5%     VALUE     VALUE  BENEFIT   VALUE   VALUE   BENEFIT   VALUE   VALUE   BENEFIT
        1         4500         4725      3530      2005   200000     3993    2468   200000     3762    2237   200000
        2         4500         9686      6860      5110   200000     8247    6497   200000     7539    5789   200000
        3         4500        14896      9990      8015   200000    12790   10815   200000    11333    9358   200000
        4         4500        20365     13144     10944   200000    17888   15688   200000    15373   13173   200000
        5         4500        26109     16198     13998   200000    23470   21270   200000    19541   17341   200000
        6         4500        32139     19150     16950   200000    29589   27389   200000    23845   21645   200000
        7         4500        38471     22022     19822   200000    36326   34126   200000    28311   26111   200000
        8         4500        45120     24824     22899   200000    43759   41834   200000    32957   31032   200000
        9         4500        52101     27582     25932   200000    51991   50341   200000    37819   36169   200000
        10        3030        57887     28910     27535   200000    59560   58185   200000    41438   40063   200000
        15        3933        91361     36291     36291   200000   113582  113582   200000    63570   63570   200000
        20        3933       139423     44643     44643   200000   212042  212042   258692    95405   95405   200000
        25        3933       200764     47886     47886   200000   375012  375012   435013   134588  134588   200000
        30        3933       279052     41723     41723   200000   643905  643905   688979   185749  185749   200000

    AGE 65        3933       150524     45773     45773   200000   238508  238508   286209   102554  102554   200000

THE CURRENT COST OF INSURANCE RATES ARE SUBJECT TO CHANGE. ACCOUNT VALUES WILL VARY FROM THOSE ILLUSTRATED IF ACTUAL RATES DIFFER FROM THOSE ASSUMED. CURRENT MORTALITY CHARGE RATES ARE BASED ON CURRENT MORTALITY EXPERIENCE AND ARE NOT DEPENDENT UPON FUTURE IMPROVEMENTS IN UNDERLYING MORTALITY.

THE HYPOTHETICAL GROSS RATES OF RETURN SHOWN ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED AS A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS AND POLICY CHARGES MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE TO THE DIVISIONS OF THE VARIABLE ACCOUNT AND THE GUARANTEED INTEREST DIVISION AND THE INVESTMENT EXPERIENCE OF THE DIVISIONS. NO REPRESENTATION CAN BE MADE THAT THESE HYPOTHETICAL GROSS INVESTMENTS RETURNS CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0.00%. 12.00% AND 6.00% OVER A PERIOD OF YEARS BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF PREMIUMS WERE PAID IN A DIFFERENT FREQUENCY THAN SHOWN. THE ABOVE VALUES ASSUME NO LOANS OR WITHDRAWALS ARE TAKEN.

--------------------------------------------------------------------------------
FirstLine                              59

ADDITIONAL INFORMATION

DIRECTORS AND OFFICERS

Set forth below is information regarding the directors and principal officers of Security Life of Denver Insurance Company. Security Life's address, and the business address of each person named, except as noted with one or two asterisks (*/**), is Security Life Center, 1290 Broadway, Denver, Colorado 80203-5699. The business address of each person denoted with one asterisk (*) is ING North America Insurance Corporation, 5780 Powers Ferry Road, Atlanta, Georgia 30327-4390. The business address of each person denoted with two asterisks (**) is Security Life of Denver Insurance Company, 9140 Arrowpoint Blvd., Suite 400, Charlotte, North Carolina 28273.

Name and Principal
Business and Address        Position and Offices with Security Life of Denver
--------------------        -------------------------------------------------

R. Glenn Hilliard*            Chairman, & CEO

Stephen M. Christopher        Director, President and Chief Operating Officer

Catherine T. Fitzgerald*      Executive Vice President

Keith T. Glover*              Executive Vice President

Thomas F. Conroy              Director and President, Security Life Reinsurance
                              and Institutional Markets

Michael W. Cunningham*        Director, Executive Vice President

Linda B. Emory*               Director, Vice President and Appointed Actuary

John R. Barmeyer              Senior Vice President and Chief Legal Officer

Wayne D. Bidelman             Senior Vice President

Eugene L. Copeland            Senior Vice President and General Counsel,
                              Security Life Reinsurance and Institutional
                              Markets

Michael Fisher                Senior Vice President, Litigation

Carol D. Hard                 Senior Vice President

Philip R. Kruse               Senior Vice President, Sales & Marketing

Charles LeDoyen**             Senior Vice President, Structured Settlements

James L. Livingston, Jr.      Senior Vice President and Chief Actuary

Timothy P. McCarthy           Senior Vice President, Marketing Services

Jeffery W. Seel*              Senior Vice President and Chief Investment Officer

--------------------------------------------------------------------------------
FirstLine                              60

Name and Principal
Business and Address        Position and Offices with Security Life of Denver
--------------------        --------------------------------------------------

Jess A. Skriletz              Senior Vice President, Institutional Markets

Louis N. Trapolino            Senior  Vice President, Distribution

William D. Tyler              Senior Vice President and Chief Information
                              Officer

William H. Alexander          Vice President and Medical Director

Katherine Anderson            Vice President, Chief Product Actuary, Security
                              Life Reinsurance

Carole A. Baumbush            Vice President, Reinsurance Operations

Evelyn A. Bentz               Vice President, M Financial Sales

Thomas Kirby Brown            Vice President, Institutional Markets

Daniel S. Clements            Vice President and Chief Underwriter

Denise S. Dumont              Vice President, Utility Services

Linda Elliott                 Vice President, CIO Information Technology

Larry D. Erb                  Vice President, Information Technology

Martha K. Evans               Vice President, Variable Operations

Deborah B. Holden             Vice President, Human Resources

Brian Holland                 Vice President, Sales and International Risk
                              Management

Kenneth Kiefer**              Vice President, Operations, Structured Settlements

Richard D. King               Vice President and Medical Director

Greg McGreevey                Vice President, Marketing, Institutional Markets

C. Lynn McPherson*            Vice President

Sue A. Miskie                 Vice President, Corporate Services

Donna T. Mosely               Vice President, Valuation

Daniel G. Patsey              Vice President, Strategic Technology

--------------------------------------------------------------------------------
FirstLine                              61

Name and Principal
Business and Address        Position and Offices with Security Life of Denver
--------------------        --------------------------------------------------

David S. Pendergrass          Vice President and Treasury Officer

Steve Pryde                   Vice President, Administration, Security Life
                              Reinsurance

Christiaan M. Rutten          Vice President, Structured Reinsurance

Casey J. Scott                Vice President, Sales Operations

Alan C. Singer                Vice President, Customer Relations and Regulatory
                              Compliance

Mark A. Smith                 Vice President, Insurance Services

Jerome M. Strop               Vice President, Strategic Marketing

Larry D. Taylor               Vice President, Product Development

Gary W. Waggoner              Vice President, General Counsel and Secretary

William Wojciechowski         Vice President, Business Consulting and Financial
                              Markets

Stephen J. Yarina             Vice President, Treasurer and Chief Financial
                              Officer

Roger O. Beebe                Actuarial Officer

Eric Banta                    Assistant Secretary

Marsha K. Crest               Agency Administration Officer

John B. Dickinson             Actuarial Officer

Relda A. Fleshman             Deputy General Counsel

Sandra J. Forte               Assistant Secretary

Shirley A. Knarr              Actuarial Officer

Lisa K. Smith                 Multi-Life Officer

Glen E. Stark                 Actuarial Officer

William J. Wagner             Actuarial Officer

--------------------------------------------------------------------------------
FirstLine                              62

Amy L. Winsor                 Tax and Finance Officer

STATE REGULATION

We are regulated and supervised by the Division of Insurance of the Department of Regulatory Agencies of the State of Colorado which periodically examines our financial condition and operations. In addition, we are subject to the insurance laws and regulations in every jurisdiction in which we do business. As a result, the provisions of this Policy may vary somewhat from jurisdiction to jurisdiction.

We are required to submit annual statements, including financial statements, on our operations and finances to the Insurance Departments of the various jurisdictions in which we do business to determine solvency and compliance with state insurance laws and regulations.

We are also subject to various Federal securities laws and regulations.


LEGAL MATTERS

The legal matters in connection with the Policy described in this prospectus have been passed on by the General Counsel of Security Life and Mayer, Brown & Platt.


LEGAL PROCEEDINGS

Security Life, as an insurance company, is ordinarily involved in litigation. We do not believe that any current litigation is material to Security Life's ability to meet its obligations under the Policy or to the Variable Account, and we do not expect to incur significant losses from such actions. ING America Equities, Inc., the principal underwriter and distributor of the Policy, is not engaged in any litigation of any material nature.


EXPERTS

The consolidated financial statements of Security Life of Denver Insurance Company and Subsidiaries at December 31, 1996 and 1995, and for each of the three years in the period ended December 31, 1996, and the financial statements of the Separate Account L1 at December 31, 1996, and for each of the two years in the period ended December 31, 1996, appearing in this prospectus and registration statement have been audited by Ernst & Young LLP, independent auditors, as set forth in their reports thereon appearing elsewhere herein and in the registration statement, and are included in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.

Actuarial matters in this prospectus have been examined by Shirley A. Knarr, F.S.A., M.A.A.A., who is the Variable Products Portfolio Manager and Actuarial Officer of Security Life. Her opinion on actuarial matters is filed as an exhibit to the Registration Statement we filed with the SEC.


REGISTRATION STATEMENT

We have filed a Registration Statement relating to the Variable Account and the variable life insurance policy described in this prospectus with the SEC. The Registration Statement, which is required by the Securities Act of 1933, includes additional information that is not required in this prospectus under the rules and regulations of the SEC. The additional information may be obtained from the SEC's principal office in Washington, DC. You will have to pay a fee for the material.

--------------------------------------------------------------------------------
FirstLine                              63

FINANCIAL STATEMENTS


The consolidated financial statements of Security Life of Denver Insurance Company and Subsidiaries ("Security Life and Subsidiaries") at December 31, 1996 and 1995, and for each of the three years in the period ended December 31, 1996, are prepared in accordance with generally accepted accounting principles and start on page 64.

The financial statements included for the Security Life Separate Account L1 at December 31, 1996 and for each of the two years in the period ended December 31, 1996, are prepared in accordance with generally accepted accounting principles and represent those Divisions that had commenced operations by that date.

The consolidated financial statements of Security Life and Subsidiaries referred to above have been audited by Ernst & Young LLP. The consolidated financial statements of Security Life and Subsidiaries should be distinguished from the financial statements of the Security Life Separate Account L1 and should be considered only as bearing upon the ability of Security Life and Subsidiaries to meet its obligations under the Policies. They should not be considered as bearing upon the investment experience of the Divisions of Security Life Separate Account L1.

The most current financial statements are those as of the end of the most recent fiscal year. The Company does not prepare financial statements more often than annually and believes that any incremental benefit to prospective policy holders that may result from preparing and delivering more current financial statements, though unaudited, does not justify the additional cost that would be incurred. In addition, the Company represents that there have been no significant adverse changes in the financial condition or operations of the Company between the end of the most current fiscal year and the date of this prospectus.

--------------------------------------------------------------------------------
FirstLine                              64

                       Consolidated Financial Statements


                            Security Life of Denver
                               Insurance Company
                                and Subsidiaries



                  Years ended December 31,1996, 1995 and 1994
                      with Report of Independent Auditors

--------------------------------------------------------------------------------
FirstLine                              65

           Security Life of Denver Insurance Company and Subsidiaries

                       Consolidated Financial Statements


                  Years ended December 31, 1996, 1995 and 1994





CONTENTS

Report of Independent Auditors.......................................   67


Audited Consolidated Financial Statements


Consolidated Balance Sheets..........................................   68
Consolidated Statements of Income....................................   70
Consolidated Statements of Stockholder's Equity......................   71
Consolidated Statements of Cash Flows................................   72
Notes to Consolidated Financial Statements...........................   74


--------------------------------------------------------------------------------
FirstLine                              66

                         Report of Independent Auditors

Board of Directors and Stockholder
Security Life of Denver Insurance Company

We have audited the accompanying consolidated balance sheets of Security Life of Denver Insurance Company (a wholly-owned subsidiary of ING America Insurance Holdings, Inc.) and subsidiaries as of December 31, 1996 and 1995, and the related consolidated statements of income, stockholder's equity, and cash flows for each of the three years in the period ended December 31, 1996. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Security Life of Denver Insurance Company and subsidiaries at December 31, 1996 and 1995, and the consolidated results of their operations and their cash flows for each of the three years in the period ended December 31, 1996, in conformity with generally accepted accounting principles.


                                        /s/
                                        ERNST & YOUNG LLP
Denver, Colorado
April 11, 1997

--------------------------------------------------------------------------------
FirstLine                              67

           Security Life of Denver Insurance Company and Subsidiaries

                          Consolidated Balance Sheets

                             (Dollars in Thousands)


                                                                       DECEMBER 31
                                                                   1996           1995
                                                                -------------------------
ASSETS
Investments (Note 3):
  Fixed maturities, at fair value (amortized cost:
           1996--$2,765,488; 1995--$2,318,038)                  $2,875,084     $2,470,944
  Equity securities, at fair value (cost:
   1996--$4,899;
           1995--$8,593)                                             5,345          8,369
  Mortgage loans on real estate                                    452,795        285,544
  Investment real estate, at cost, less
   accumulated
           depreciation (1996--$628;                                 1,769          2,908
            1995--$640)
  Policy loans                                                     795,311        754,240
  Other long-term investments                                       11,063         11,870
  Short-term investments                                             7,019         10,946
                                                                -------------------------
Total investments                                                4,148,386      3,544,821

Cash                                                                13,821         32,044
Accrued investment income                                           45,426         38,132
Reinsurance recoverable:
  Paid benefits                                                     10,188         11,096
  Unpaid benefits                                                   19,703         13,581
Prepaid reinsurance premiums (Note 9)                            1,951,012      1,614,959
Deferred policy acquisition costs (DPAC)                           673,560        595,232
Property and equipment, at cost, less
 accumulated
  depreciation (1996--$21,407; 1995--$19,556)                       38,848         40,418
Federal income tax recoverable (Note 10)                                 -         62,990
Indebtedness of related parties                                      5,383         33,418
Other assets                                                        99,683         64,314
Separate account assets (Note 7)                                   124,986         31,825



                                                                -------------------------
Total assets                                                    $7,130,996     $6,082,830
                                                                =========================

--------------------------------------------------------------------------------
FirstLine                              68

           Security Life of Denver Insurance Company and Subsidiaries

                          Consolidated Balance Sheets

                            (Dollars in Thousands)



                                                        DECEMBER 31
                                                    1996           1995
                                              ------------------------------

LIABILITIES AND STOCKHOLDER'S EQUITY
Liabilities:
  Future policy benefits (Note 9):
           Life and annuity reserves               $3,834,140     $3,328,405
           Guaranteed investment contracts          1,911,201      1,520,926
           Policyholders' funds                        81,273         75,809
           Advance premiums                               236            231
           Accrued dividends and dividends on
            deposit                                    20,338         19,886
           Unpaid claims                               88,074         79,821
           Funds held under reinsurance                18,967         32,793
            treaties
                                              ------------------------------
  Total future policy benefits                      5,954,229      5,057,871

  Accounts payable and accrued expenses                75,790         75,019
  Indebtedness to related parties                       5,427         16,224
  Long-term debt to related parties (Note 11)          75,000         50,032
  Accrued interest on long-term debt to
   related parties (Note 11)                            3,700             24
  Other liabilities                                    53,311         60,443
  Federal income taxes payable (Note 10)               11,883              -
  Deferred federal income taxes (Note 10)              48,541         44,746
  Separate account liabilities (Note 7)               124,986         31,825
                                              ------------------------------
Total liabilities                                   6,352,867      5,336,184

Commitments and contingent liabilities
  (Notes 8, 9 and 14)

Stockholder's equity (Note 12):
  Common stock, $20,000 par value:
           Authorized - 149 shares
           Issued and outstanding - 144 shares          2,880          2,880
  Additional paid-in capital                          302,722        297,422
  Net unrealized gains on investments                  58,718         72,973
  Retained earnings                                   413,809        373,371
                                              ------------------------------
Total stockholder's equity                            778,129        746,646
                                              ------------------------------
Total liabilities and stockholders equity          $7,130,996     $6,082,830
                                              ==============================

 See accompanying notes.

--------------------------------------------------------------------------------
FirstLine                              69

           Security Life of Denver Insurance Company and Subsidiaries

                       Consolidated Statements of Income

                             (Dollars in Thousands)


                                                                        YEAR ENDED DECEMBER 31
                                                                      1996       1995         1994
                                                               -------------------------------------
Revenues:
  Traditional life insurance premiums                             $ 118,200    $ 124,619   $ 140,633
  Universal life and investment product charges                     202,081      202,908     164,526
  Reinsurance premiums assumed                                      333,851      321,731     299,632
                                                               -------------------------------------
                                                                    654,132      649,258     604,791
  Reinsurance premiums ceded                                       (117,880)    (117,061)   (101,459)
                                                               -------------------------------------
                                                                    536,252      532,197     503,332

  Net investment income                                             312,121      256,065     209,605
  Net realized gains (losses) on investments                          4,770        6,564      (7,245)
  Miscellaneous income                                                  526        1,941       6,313
                                                               -------------------------------------

                                                                    853,669      796,767     712,005
Benefits and expenses:
  Benefits:
         Traditional life insurance:
         Death benefits                                             235,828      217,136     231,018
         Other benefits                                              71,939       88,326      72,298
         Universal life and investment contracts:
         Interest credited to account balances                      186,908      164,536     139,942
         Death benefits incurred in excess of account
          balances                                                   54,004       63,672      73,869
         Increase in policy reserves and other funds                121,946       23,895      97,723
         Reinsurance recoveries                                     (80,276)     (74,305)    (73,379)
         Product conversions                                         16,379       74,291           -
                                                               -------------------------------------

                                                                    606,728      557,551     541,471
  Expenses:
         Commissions                                                 20,362       46,605      12,359
         Insurance operating expenses                                69,580       52,414      50,309
         Amortization of deferred policy acquisition costs           94,685       71,450      65,393
                                                               -------------------------------------
                                                                    791,355      728,020     669,532
                                                               -------------------------------------
Income before federal income taxes                                   62,314       68,747      42,473
Federal income taxes (Note 10)                                       21,876       24,296      14,921
                                                               -------------------------------------
Net income before cumulative effect of accounting
  changes                                                            40,438       44,451      27,552

Cumulative effect of change in accounting for
  postemployment benefits (net of tax) (Note 6)                           -            -      (1,381)
                                                               -------------------------------------
Net income                                                        $  40,438    $  44,451   $  26,171
                                                               =====================================


  See accompanying notes.

--------------------------------------------------------------------------------
FirstLine                              70

           Security Life of Denver Insurance Company and Subsidiaries

                Consolidated Statements of Stockholder's Equity

                             (Dollars in Thousands)


                                                     YEAR ENDED DECEMBER 31
                                              1996           1995            1994
                                        ---------------------------------------------
Common stock:
  Balance at beginning and end of year        $  2,880       $  2,880       $   2,880
                                        =============================================

Additional paid-in capital:
  Balance at beginning of year                $297,422       $150,792       $ 150,792
  Capital contributions                          5,300        146,630               -
                                        ---------------------------------------------
  Balance at end of year                      $302,722       $297,422       $ 150,792
                                        =============================================

Net unrealized gains on investments:
  Balance at beginning of year                $ 72,973       $  6,862       $    (131)
  Adjustment to beginning balance for
   change in accounting method, net of
   income taxes of $46,916 (Note 1)                  -              -          87,630
  Effect on DPAC of change in accounting
   method, net of income taxes of $10,117            -              -         (18,790)
  Net change in unrealized gains
   (losses), net of tax                        (27,716)       118,654        (106,911)
  Effect on DPAC of unrealized gains and
   losses on fixed maturities, net
   of tax                                       13,461        (52,543)         45,064
                                        ---------------------------------------------
  Balance at end of year                      $ 58,718       $ 72,973       $   6,862
                                        =============================================
Retained earnings:
  Balance at beginning of year                $373,371       $329,640       $ 306,349
  Net income                                    40,438         44,451          26,171
  Dividends paid to stockholder                      -           (720)         (2,880)
                                        ---------------------------------------------
  Balance at end of year                      $413,809       $373,371       $ 329,640
                                        =============================================

Total stockholder's equity                    $778,129       $746,646       $ 490,174
                                        =============================================


See accompanying notes.

--------------------------------------------------------------------------------
FirstLine                              71

           Security Life of Denver Insurance Company and Subsidiaries

                     Consolidated Statements of Cash Flows

                             (Dollars in Thousands)


                                                                                YEAR ENDED DECEMBER 31
                                                                            1996         1995         1994
                                                                      ---------------------------------------
OPERATING ACTIVITIES
Net income                                                              $    40,438   $  44,451   $    26,171
Adjustments to reconcile net income to net
  cash provided by operating activities:
           Increase in future policy benefits                               585,581     471,331       621,578
           Net decrease (increase) in federal income taxes                   78,668      33,232       (25,506)
           Increase (decrease) in accounts payable and
            accrued expenses                                                 (6,845)     26,751         3,771
           Increase in accrued interest on long-term debt                     3,676          24             -
           Increase in accrued investment income                             (7,294)     (5,739)       (5,651)
           Increase in reinsurance recoverable                               (5,214)        (24)       (1,767)
           Increase in prepaid reinsurance premiums                        (336,053)   (253,968)     (397,463)
           Net realized investment (gains) losses                            (4,770)     (6,564)        7,245
           Depreciation and amortization expense                              3,857       4,036         3,500
           Policy acquisition costs deferred                               (152,299)   (127,069)     (127,305)
           Amortization of deferred policy acquisition
            costs                                                            94,685      71,450        65,393
           Cumulative effect of accounting changes                                            -         1,381
           Increase in accrual for postretirement benefits                      484         623           851
           Other, net                                                       (10,055)     (9,784)       (4,894)
                                                                      ---------------------------------------
Net cash provided by operating activities                                   284,859     248,750       167,304

INVESTING ACTIVITIES
Securities available-for-sale:
  Sales:
           Fixed maturities                                                 334,482     357,059       731,460
           Equity securities                                                  4,198       4,730       148,176
  Maturities--fixed maturities                                              727,937     280,581       237,586
  Purchases:
           Fixed maturities                                              (1,522,369)   (935,210)   (1,202,024)
           Equity securities                                                   (428)     (1,300)     (130,856)
Securities held-to-maturity:
  Maturities--fixed maturities                                                    -      14,156         1,665
  Purchases--fixed maturities                                                     -           -       (42,454)
Sale, maturity or repayment of investments:
  Mortgage loans on real estate                                              18,102      16,061        17,570
  Investment real estate                                                      1,354         215         1,534
  Other long-term investments                                                     -       1,064             -

--------------------------------------------------------------------------------
FirstLine                              72

           Security Life of Denver Insurance Company and Subsidiaries

                             (Dollars in Thousands)


                                                        YEAR ENDED DECEMBER 31
                                                   1996         1995        1994
                                              -------------------------------------
INVESTING ACTIVITIES (CONTINUED)
Purchase or issuance of investments:
  Mortgage loans on real estate                   $(186,228)  $(136,218)  $ (91,410)
  Investment real estate                                  -          14        (156)
  Policy loans, net                                 (41,071)    (63,746)    (72,017)
  Other long-term investments                           809      (2,169)       (399)
  Short-term investments, net                         3,942      (9,154)      4,099
Additions to property and equipment                  (4,482)     (1,812)     (2,280)
Disposals of property and equipment                   2,389          79        (177)
                                              -------------------------------------
Net cash used by investing activities              (661,365)   (475,650)   (399,683)

FINANCING ACTIVITIES
Increase (decrease) in indebtedness to related
 parties                                             42,206     (17,011)     52,231
Cash contributions from parent                        5,300           -      15,000
Receipts from interest sensitive products
  credited to policyholder account balances         434,726     387,904     250,396
Return of policyholder account balances on
  interest sensitive policies                      (123,949)   (128,948)    (89,532)
Dividends paid to stockholder                             -        (720)     (2,880)
                                              -------------------------------------
Net cash provided by financing activities           358,283     241,225     225,215
                                              -------------------------------------
Net (decrease) increase in cash                     (18,223)     14,325      (7,164)
Cash at beginning of year                            32,044      17,719      24,883
                                              -------------------------------------
Cash at end of year                               $  13,821   $  32,044   $  17,719
                                              =====================================

Noncash transaction:

In 1995, the Company received a capital contribution of $124,630,000 in fixed maturities and equity securities. The Company's parent also contributed $22,000,000 in cash to additional paid-in capital. As of December 31, 1995, the cash representing the capital contribution had not been received, and the amount is presented as indebtedness of related parties in the accompanying consolidated balance sheet. The cash was received by the Company in January 1996.


See accompanying notes.

--------------------------------------------------------------------------------
FirstLine                              73

           Security Life of Denver Insurance Company and Subsidiaries

                   Notes to Consolidated Financial Statements

                               December 31, 1996


1. SIGNIFICANT ACCOUNTING POLICIES

PRINCIPLES OF CONSOLIDATION

The accompanying consolidated financial statements include the accounts and operations, after intercompany eliminations, of Security Life of Denver Insurance Company (Security Life) and its wholly-owned subsidiaries: Midwestern United Life Insurance Company (Midwestern United); First ING Life Insurance Company of New York, formerly the Urbaine Life Reinsurance Company (First ING); First Secured Mortgage Deposit Corporation; and ING America Equities, Inc., formerly SLD Equities, Inc.

NATURE OF OPERATIONS

Security Life of Denver Insurance Company and its subsidiaries (the Company) is a wholly-owned subsidiary of ING America Insurance Holdings, Inc. (ING America). The Company focuses on two markets, the advanced market and reinsurance to other insurers. The life insurance products offered for the advanced market include wealth transfer and estate planning, executive benefits, charitable giving and corporate owned life insurance. These products include traditional life, interest sensitive life, universal life, variable annuity and variable life. Operations are conducted almost entirely on the general agency basis and the Company is presently licensed in all states (approved for reinsurance only in New York), the District of Columbia and the Virgin Islands. In the reinsurance market, the Company focuses on automatic reinsurance coverages provided to other insurance companies.

The significant accounting policies followed by the Company that materially affect the financial statements are summarized below:

BASIS OF PRESENTATION

The accompanying consolidated financial statements have been prepared in accordance with generally accepted accounting principles (GAAP) which, as to the insurance companies included in the consolidation, differ from statutory accounting practices prescribed or permitted by state insurance regulatory authorities.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


--------------------------------------------------------------------------------
FirstLine                              74

          Security Life of Denver Insurance Company and Subsidiaries

1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

ACCOUNTING CHANGES

Effective January 1, 1994, the Company adopted Financial Accounting Standards Board (FASB) Statement No. 112, Employers' Accounting for Postemployment
                                ----------------------------------------
Benefits, in accounting for disability benefits.  The cumulative effect as of
--------
January 1, 1994 of this change in accounting was to decrease net income by $1,381,000 (net of tax of $743,000). The effect of the change on 1994 income before the cumulative effect of the change was not material. Prior to January 1, 1994, the Company recognized the cost of providing these benefits on a cash basis. Under the new method of accounting, the Company accrues the benefits when it becomes probable that such benefits will be paid and when sufficient information exists to make reasonable estimates of the amounts to be paid.

In May 1993, the Financial Accounting Standards Board issued FASB Statement No. 115, Accounting for Certain Investments in Debt and Equity Securities (FASB
     ----------------------------------------------------------------
115). The Company adopted the provisions of the new standard for investments held as of or acquired after January 1, 1994. The cumulative effect as of January 1, 1994 of adopting FASB 115 had no impact on income. The opening balance of stockholder's equity was increased by $68,840,000 (net of tax of $36,799,000) to reflect the net unrealized holding gains on securities classified as available-for-sale previously carried at amortized cost less an adjustment to deferred policy acquisition costs for the change in expected future gross margins.

Because of the numerous questions that arose during the implementation of FASB 115, the Financial Accounting Standards Board issued A Guide to Implementation
                                                     -------------------------
of Statement 115 on Accounting for Certain Investments in Debt and Equity
-------------------------------------------------------------------------
Securities in November 1995.  This Special Report provided interpretive guidance
----------
to the implementation of FASB 115 and provided companies with a one-time period until December 31, 1995 to reassess the appropriateness of the classifications of all securities held at the time and account for any resulting reclassifications at fair value. Reclassifications from the held-to-maturity category that result from this one-time reassessment do not call into question the intent of an enterprise to hold other debt securities to maturity in the future. As a result of this reassessment, the Company reclassified all held-to-maturity securities to the available-for-sale category effective December 26, 1995. The book value of these securities at the date of transfer was $98,818,000. At transfer, an unrealized gain of $4,082,000 (net of tax of $2,198,000) was recognized as a direct increase to stockholder's equity.





--------------------------------------------------------------------------------
FirstLine                          75

          Security Life of Denver Insurance Company and Subsidiaries

1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Beginning in 1995, the Company adopted FASB Statement No. 114, Accounting by
                                                               -------------
Creditors for Impairment of a Loan, and Statement No. 118, which amends
----------------------------------
Statement 114. Under the amended statement, the 1996 and 1995 allowances for credit losses related to loans that are identified for evaluation in accordance with Statement 114 are based on discounted cash flows using the loan's initial effective interest rate or the fair value of the collateral for certain collateral dependent loans. Adoption of this standard resulted in an insignificant impact to net income and stockholder's equity.

Effective January 1, 1996, the Company adopted FASB Statement No. 121, Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to
-------------------------------------------------------------------------------
Be Disposed Of, which requires impairment losses to be recorded on long-lived
--------------
assets used in operations when indicators of impairment are present and the undiscounted cash flows estimated to be generated by those assets are less than the assets' carrying amount. Statement 121 also addresses the accounting for long-lived assets that are expected to be disposed of. Adoption of this standard resulted in an insignificant impact to net income and stockholder's equity.

INVESTMENTS

Investments are presented on the following bases:

The carrying value of fixed maturities depends on the classification of the security: securities held-to-maturity, securities available-for-sale, and trading securities. Management determines the appropriate classification of debt securities at the time of purchase and reevaluates such designation as of each balance sheet date.

Debt securities not classified as held-to-maturity and marketable equity securities are classified as available-for-sale. Available-for-sale securities are stated at fair value, with the unrealized gains and losses, net of tax and deferred acquisition cost adjustments, reported in a separate component of stockholder's equity.

The Company does not hold any securities classified as held-to-maturity or trading securities.

The amortized cost of debt securities classified as held-to-maturity or available-for-sale is adjusted for amortization of premiums and accretion of discounts to maturity, or in the case of mortgage-backed securities, over the estimated life of the security. Such amortization is included in interest income from investments. Interest and dividends are included in net investment income as earned.






--------------------------------------------------------------------------------
FirstLine                          76

          Security Life of Denver Insurance Company and Subsidiaries

1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Mortgage loans are carried at the unpaid balances. Investment real estate is carried at cost, less accumulated depreciation. Policy loans are carried at unpaid balances. Short-term investments are carried at cost, which approximates fair value. Derivatives are accounted for on the same basis as the asset hedged.

Realized gains and losses, and declines in value judged to be other-than-temporary are included in net realized gains (losses) on investments. The cost of securities sold is based on the specific identification method.

RECOGNITION OF PREMIUM REVENUES

Premiums for traditional life insurance products, which include those products with fixed and guaranteed premiums and benefits and consist principally of whole life insurance policies, are recognized as revenue when due. Revenues for universal life insurance policies and for investment products consist of policy charges for the cost of insurance, policy administration charges, and surrender charges assessed against policyholder account balances during the year.

DEFERRED POLICY ACQUISITION COSTS

Commissions, reinsurance allowances, and other costs of acquiring traditional life insurance including reinsurance assumed, universal life insurance (including interest sensitive products) and investment products that vary with and are primarily related to the production of new and renewal business have been deferred. Traditional life insurance acquisition costs are being amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves. For universal life insurance and investment products, acquisition costs are being amortized generally in proportion to the present value (using the assumed crediting rate) of expected gross margins from surrender charges, investments, mortality, and expenses. This amortization is adjusted retrospectively when estimates of current or future gross margins to be realized from a group of products are revised.

Deferred policy acquisition costs are adjusted to reflect changes that would have been necessary if unrealized investment gains and losses related to available-for-sale securities had been realized. The Company has reflected those adjustments in the asset balance with the offset as a direct adjustment to stockholder's equity.







--------------------------------------------------------------------------------
FirstLine                          77

          Security Life of Denver Insurance Company and Subsidiaries

1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

FUTURE POLICY BENEFITS

Benefit reserves for traditional life insurance products (other than reinsurance assumed) are computed using a net level premium method including assumptions as to investment yields, mortality, withdrawals and other assumptions based on the Company's and industry experience, modified as necessary to reflect anticipated trends to include provisions for possible unfavorable deviations. Reserve interest assumptions are those deemed appropriate at the time of policy issue, and range from 2% to 10%. Policy benefit claims are charged to expense in the year that the claims are incurred.

Benefit reserves for reinsurance assumed are computed using pricing assumptions with provisions for adverse deviation. Benefits for level-term reinsurance assumed are computed to recognize profits in proportion with premiums. Benefit reserves for all other reinsurance assumed are computed to recognize profits in proportion to the coverage provided.

Benefit reserves for universal life-type policies (including interest sensitive products) and investment products are computed under a retrospective deposit method and represent policy account balances before applicable surrender charges. Policy benefits and claims that are charged to expense include benefit claims incurred during the year in excess of related policy account balances. Interest crediting rates for universal life and investment products range from 4.60% to 7.45% during 1996, 4.60% to 8.10% during 1995, and 6.15% to 8.10%
during 1994.

Included in life and annuity reserves is an unearned revenue reserve that reflects the unamortized balance of excess first year policy service fees over renewal period policy service fees on universal life and investment products. These excess fees have been deferred and are being recognized in income over the periods benefitted, using the same assumptions and factors used to amortize deferred policy acquisition costs.

UNPAID CLAIMS

The liabilities for unpaid claims include estimates of amounts due on reported claims and claims that have been incurred but were not reported as of December
31. Such estimates are based on actuarial projections applied to historical claim payment data and are considered reasonable and adequate to discharge the Company's obligations for claims incurred but unpaid as of December 31.








--------------------------------------------------------------------------------
FirstLine                          78

          Security Life of Denver Insurance Company and Subsidiaries

1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

HOME OFFICE PROPERTY AND EQUIPMENT

Home office property and equipment are carried at cost less accumulated depreciation. Depreciation for major classes of assets is calculated on a straight-line basis.

PARTICIPATING INSURANCE

The Company accrues a liability for earnings on participating policies that cannot inure to the benefit of the Company's stockholder. The liability is determined based on earnings on participating policies in excess of 10% of profits on participating business before payment of policyholder dividends. The liability for these undistributed earnings was $6,211,000 and $6,218,000 at December 31, 1996 and 1995, respectively. Participating business approximates
 .4% of the Company's ordinary life insurance in force and 1.4% of premium income. Earnings for participating insurance are based on the actual earnings of the participation block of policies. Expenses and taxes are allocated based on the amount of participating insurance in force. Investment income is
allocated based on the yield of the participating investment portfolio.   The
amount of dividends to be paid is determined annually by the Board of Directors. Amounts allocable to participating policyholders are based on published dividend projections or expected dividend scales. Dividends of $3,307,000, $2,964,000, and $3,683,000 were incurred in 1996, 1995, and 1994, respectively.

FEDERAL INCOME TAXES

Deferred federal income taxes have been provided or credited to reflect significant temporary differences between income reported for tax and financial reporting purposes using reasonable assumptions.

CASH FLOW INFORMATION

Cash includes cash on hand and demand deposits. Included as a component of operating activities is interest paid of $1,016,000, $4,861,000, and $538,000 for 1996, 1995, and 1994, respectively.









--------------------------------------------------------------------------------
FirstLine                          79

          Security Life of Denver Insurance Company and Subsidiaries

1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

GUARANTY FUND ASSESSMENTS

Insurance companies are assessed the costs of funding the insolvencies of other insurance companies by the various state guaranty associations generally based on the amount of premium companies collect in that state. The Company accrues the cost of future guaranty fund assessments based on estimates of insurance company insolvencies provided by the National Organization of Life and Health Insurance Guaranty Associations (NOLHGA) and the amount of premiums written in each state. The Company reduces the accrual by credits allowed in some states to reduce future premium taxes by a portion of assessments in that state.

PENDING ACCOUNTING STANDARD

During 1996, the FASB issued Statement No. 125, Accounting for Transfers and
                                                ----------------------------
Servicing of Financial Assets and Extinguishments of Liabilities, which requires
----------------------------------------------------------------
an entity to recognize the financial and servicing assets it controls and the liabilities it has incurred and to derecognize financial assets when control has been surrendered in accordance with the criteria provided in the Statement. The Company will apply the new rules prospectively to transactions beginning in the first quarter of 1997. Based on current circumstances, the Company believes the application of the new rules will not have a material impact on the financial statements.

RECLASSIFICATIONS

Certain amounts in the 1994 and 1995 financial statements have been reclassified to conform to the 1996 presentation.

2. ACQUISITION

During 1994, Security Life contributed capital of $317,000 in creation of ING America Equities, Inc., a wholesale broker/dealer incorporated September 27, 1993 and approved for membership in the National Association of Securities Dealers on August 18, 1994. The business of ING America Equities, Inc. consists only of distribution of variable life and annuity contracts. ING America Equities, Inc. does not hold customer funds or securities.








--------------------------------------------------------------------------------
FirstLine                          80

          Security Life of Denver Insurance Company and Subsidiaries

3. INVESTMENTS

The amortized cost and fair value of investments in fixed maturities and equity securities are as follows at December 31, 1996 and 1995:

                                                                          DECEMBER 31, 1996
                                                            -----------------------------------------------
                                                              COST OR        GROSS       GROSS
                                                             AMORTIZED    UNREALIZED   UNREALIZED    FAIR
                                                               COST          GAINS       LOSSES      VALUE
                                                            -----------------------------------------------
                                                                        (Dollars in Thousands)
Available-for-sale:
  U.S. Treasury securities and obligations
          of U.S. government corporations and
          agencies                                           $   88,526    $  1,035     $   858  $   88,703
  States, municipalities and political
          subdivisions                                           71,857         984       1,058      71,783
  Public utilities securities                                   105,110       1,130         748     105,492
  Debt securities issued by foreign
          governments                                             3,272           -           -       3,272
  Corporate securities                                          921,565      20,095       5,646     936,014
  Mortgage-backed securities                                  1,273,251     108,367      18,924   1,362,694
  Other asset-backed securities                                 299,809       8,186       1,286     306,709
  Derivatives hedging fixed maturities
          (Note 4)                                                2,098         292       1,973         417
                                                            -----------------------------------------------
  Total fixed maturities                                      2,765,488     140,089      30,493   2,875,084

  Preferred stocks (nonredeemable)                                2,112          66         301       1,877
  Common stocks                                                   2,787         756          75       3,468
Total                                                        $2,770,387    $140,911     $30,869  $2,880,429
                                                            ===============================================











--------------------------------------------------------------------------------
FirstLine                          81

          Security Life of Denver Insurance Company and Subsidiaries

3. INVESTMENTS (CONTINUED)

                                                                   DECEMBER 31, 1995
                                                      ----------------------------------------------
                                                        COST OR      GROSS       GROSS
                                                       AMORTIZED   UNREALIZED  UNREALIZED     FAIR
                                                         COST        GAINS       LOSSES      VALUE
                                                      ----------------------------------------------
                                                                 (Dollars in Thousands)
Available-for-sale:
  U.S. Treasury securities and obligations
          of U.S. government corporations and
          agencies                                    $   99,780    $  3,503     $   154  $  103,129
  States, municipalities and political
          subdivisions                                    74,126       1,760         234      75,652
  Public utilities securities                             76,470       2,841          50      79,261
  Debt securities issued by foreign
          governments                                      3,272           -           -       3,272
  Corporate securities                                   659,902      34,246         911     693,237
  Mortgage-backed securities                           1,230,943     123,306      18,690   1,335,559
  Other asset-backed securities                          169,847      10,946       2,174     178,619
  Derivatives hedging fixed maturities
          (Note 4)                                         3,698         909       2,392       2,215
                                                      ----------------------------------------------
  Total fixed maturities                               2,318,038     177,511      24,605   2,470,944

  Preferred stocks (nonredeemable)                         6,196         275         443       6,028
  Common stocks                                            2,397          13          69       2,341
                                                      ----------------------------------------------
Total                                                 $2,326,631    $177,799     $25,117  $2,479,313
                                                      ==============================================





--------------------------------------------------------------------------------
FirstLine                          82

          Security Life of Denver Insurance Company and Subsidiaries

3. INVESTMENTS (CONTINUED)

The amortized cost and fair value of investments in fixed maturities at December 31, 1996, by contractual maturity, are shown in the following table (in thousands). Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                 AMORTIZED COST    FAIR VALUE
                                               ------------------------------
Available for sale:
  Due in one year or less                          $   25,893     $   26,250
  Due after one year through five years               349,962        354,031
  Due after five years through ten years              466,457        472,014
  Due after ten years                                 350,116        353,386
                                                   -------------------------
                                                    1,192,428      1,205,681

Mortgage-backed securities                          1,273,251      1,362,694
Other asset-backed securities                         299,809        306,709
                                                   -------------------------
Total available-for-sale                           $2,765,488     $2,875,084
                                                   =========================

Changes in unrealized gains (losses) on investments in available-for-sale securities for the years ended December 31, 1996, 1995 and 1994 are summarized as follows (in thousands):

                                                DECEMBER 31, 1996
                                -----------------------------------------------
                                      FIXED           EQUITY          TOTAL
                                -----------------------------------------------
Gross unrealized gains                 $140,089           $ 822        $140,911
Gross unrealized losses                  30,493             376          30,869
                                       ----------------------------------------
Net unrealized gains (losses)           109,596             446         110,042
Deferred income tax (expense)
  benefit                               (38,359)           (157)        (38,516)
                                       ----------------------------------------
Net unrealized gains (losses)
 after
  taxes                                  71,237             289          71,526
Less:
  Balance at beginning of year           99,389            (147)         99,242
                                       ----------------------------------------
Change in net unrealized gains
  (losses)                             $(28,152)          $ 436        $(27,716)
                                       ========================================




--------------------------------------------------------------------------------
FirstLine                          83

          Security Life of Denver Insurance Company and Subsidiaries

3. INVESTMENTS (CONTINUED)

                                                DECEMBER 31, 1995
                                -----------------------------------------------
                                      FIXED           EQUITY          TOTAL
                                -----------------------------------------------
Gross unrealized gains                 $177,511           $ 288        $177,799
Gross unrealized losses                  24,605             512          25,117
                                       ----------------------------------------
Net unrealized gains (losses)           152,906            (224)        152,682
Deferred income tax (expense)
  benefit                               (53,517)             77         (53,440)
                                       ----------------------------------------
Net unrealized gains (losses)
 after
  taxes                                  99,389            (147)         99,242
Less:
  Balance at beginning of year          (18,854)           (558)        (19,412)
                                       ----------------------------------------
Change in net unrealized gains
  (losses)                             $118,243           $ 411        $118,654
                                       ========================================

                                                DECEMBER 31, 1994
                                -----------------------------------------------
                                      FIXED           EQUITY          TOTAL
                                -----------------------------------------------
Gross unrealized gains                $  94,846          $  262       $  95,108
Gross unrealized losses                 123,843           1,120         124,963
                                      -----------------------------------------
Net unrealized gains (losses)           (28,997)           (858)        (29,855)
Deferred income tax (expense)
  benefit                                10,143             300          10,443
                                      -----------------------------------------
Net unrealized gains (losses)
 after
  taxes                                 (18,854)           (558)        (19,412)
Less:
  Balance at beginning of year                -            (131)           (131)
Adjustment for change in
 accounting
  method (net of tax of $46,916)         87,630               -          87,630
                                      -----------------------------------------
Change in net unrealized gains
  (losses)                            $(106,484)         $ (427)      $(106,911)
                                      =========================================

As part of its overall investment management strategy, the Company has entered into agreements to purchase $21,538,000 in mortgage loans as of December 31, 1996. These agreements were settled during 1997. The Company had no agreements to sell securities at December 31, 1996.




--------------------------------------------------------------------------------
FirstLine                          84

          Security Life of Denver Insurance Company and Subsidiaries

3. INVESTMENTS (CONTINUED)

Major categories of investment income for the years ended December 31 are summarized as follows (in thousands):

                                       1996            1995            1994
                                -----------------------------------------------
Fixed maturities                       $240,931        $190,327        $153,777
Mortgage loans on real estate            29,143          16,601          12,221
Policy loans                             52,205          55,438          42,456
Other investments                         2,197           4,360           5,654
                                       ----------------------------------------
                                        324,476         266,726         214,108
Investment expenses                     (12,355)        (10,661)         (4,503)
Net investment income                  $312,121        $256,065        $209,605
                                       ========================================

Net realized gains (losses) on investments for the years ended December 31 are summarized as follows (in thousands):

                                      1996           1995            1994
                                ---------------------------------------------
Fixed maturities                      $4,540         $6,538        $(3,847)
Equity securities                         79              5         (1,761)
Real estate and other                    151             21         (1,637)
                                      ------------------------------------
Net realized gains (losses) on
  investments                         $4,770         $6,564        $(7,245)
                                      ====================================

During 1996, 1995 and 1994, debt and marketable equity securities available-for-sale were sold with fair values at the date of sale of $334,482,000, $306,219,000 and $292,483,000, respectively. Gross gains of $7,248,000,
$9,691,000, and $6,125,000 and gross losses of $2,629,000, $3,148,000 and
$11,733,000 were realized on those sales in 1996, 1995, and 1994, respectively.

At December 31, 1996 and 1995, bonds with an amortized cost of $26,140,000 and $26,730,000, respectively, were on deposit with various state insurance departments to meet regulatory requirements.







--------------------------------------------------------------------------------
FirstLine                          85

          Security Life of Denver Insurance Company and Subsidiaries

4. DERIVATIVE FINANCIAL INSTRUMENTS HELD FOR PURPOSES OTHER THAN TRADING

The Company enters into interest rate contracts, including swaps, caps, floors, and options, to reduce and manage risks which include the risk of a change in the value, yield, price, cash flows, or quantity of, or a degree of exposure with respect to assets, liabilities, or future cash flows which the Company has acquired or incurred. Hedge accounting practices are supported by cash flow matching, scenario testing and duration matching.

Interest rate swap agreements generally involve the exchange of fixed and floating interest payments over the life of the agreement without an exchange of
the underlying principal amount.   Interest rate cap and interest rate floor
agreements owned entitle the Company to receive payments to the extent reference interest rates exceed or fall below strike levels in the contracts based on the notional amounts.

Premiums paid for the purchase of interest rate contracts are included in other assets and are being amortized to interest expense over the remaining terms of the contracts or in a manner consistent with the financial instruments being hedged. Amounts paid or received, if any, from such contracts are included in interest expense or income. Accrued amounts payable to or receivable from counterparties are included in other liabilities or assets.

Gains and losses as a result of early terminations of interest rate contracts are amortized to investment income over the remaining term of the items being hedged to the extent the hedge is considered to be effective; otherwise, they are recognized upon termination.

Interest rate contracts that are matched or otherwise designated to be associated with other financial instruments are recorded at fair value if the related financial instruments mature, are sold, or are otherwise terminated or if the interest rate contracts cease to be effective hedges.

The Company manages the potential credit exposure from interest rate contracts through careful evaluation of the counterparties' credit standing, collateral agreements, and master netting agreements.

The Company is exposed to credit loss in the event of nonperformance by counterparties on interest rate contracts; however, the Company does not anticipate nonperformance by any of these counterparties. The amount of such exposure is generally the unrealized gains in such contacts.





--------------------------------------------------------------------------------
FirstLine                          86

          Security Life of Denver Insurance Company and Subsidiaries

4. DERIVATIVE FINANCIAL INSTRUMENTS HELD FOR PURPOSES OTHER THAN TRADING (CONTINUED)

The table below summarizes the Company's interest rate contracts at December 31, 1996 and 1995 (in thousands):

                                                DECEMBER 31, 1996
                            ------------------------------------------------------
                                NOTIONAL     AMORTIZED       FAIR        BALANCE
                                 AMOUNT        COST         VALUE         SHEET
                            ------------------------------------------------------
Interest rate contracts:
  Swaps                         $  794,520  $        -       $(1,452)      $(1,452)
  Swaps-affiliates                 774,520           -         1,272         1,272
                                --------------------------------------------------
Total swaps                      1,569,040           -          (180)         (180)

  Caps owned                       400,000       2,073           592           592
  Caps owned-affiliates                  -           -             -             -
                                --------------------------------------------------
Total caps owned                   400,000       2,073           592           592

  Floors owned                     100,000          25             5             5
  Floors owned-affiliates                -           -             -             -
                                --------------------------------------------------
Total floors owned                 100,000          25             5             5

  Options owned                    212,000       3,330         3,772         3,772
  Options owned-affiliates         212,000      (3,330)       (3,772)       (3,772)
                                --------------------------------------------------
Total options owned                424,000           -             -             -
                                --------------------------------------------------
Total derivatives               $2,493,040     $ 2,098       $   417       $   417
                                ==================================================






--------------------------------------------------------------------------------
FirstLine                          87

          Security Life of Denver Insurance Company and Subsidiaries

4. DERIVATIVE FINANCIAL INSTRUMENTS HELD FOR PURPOSES OTHER THAN TRADING (CONTINUED)

                                                DECEMBER 31, 1995
                            -------------------------------------------------------
                                 NOTIONAL      AMORTIZED       FAIR         BALANCE
                                  AMOUNT         COST          VALUE         SHEET
                            -------------------------------------------------------
Interest rate contracts:
  Swaps                         $  884,632     $   448        $ 4,034       $ 4,034
  Swaps-affiliates                 864,632        (448)        (3,453)       (3,453)
                                ---------------------------------------------------
Total swaps                      1,749,264           -            581           581

  Caps owned                       400,000       3,580          1,308         1,308
  Caps owned-affiliates             40,000          61              -             -
                                ---------------------------------------------------
Total caps owned                   440,000       3,641          1,308         1,308

  Floors owned                     100,000          57            326           326
  Floors owned-affiliates                -           -              -             -
                                ---------------------------------------------------
Total floors owned                 100,000          57            326           326

  Options owned                    152,000       2,848          2,255         2,255
  Options owned-affiliates         152,000      (2,848)        (2,255)       (2,255)
                                ---------------------------------------------------
Total options owned                304,000           -              -             -
                                ---------------------------------------------------
Total derivatives               $2,593,264     $ 3,698        $ 2,215       $ 2,215
                                ===================================================

5. CONCENTRATIONS OF CREDIT RISK

At December 31, 1996, the Company held less-than-investment-grade bonds classified as available-for-sale with a carrying value and market value of $74,964,000. These holdings amounted to 3% of the Company's investments in fixed maturity securities and 1% of total assets. The holdings of less-than-investment-grade bonds are widely diversified and of satisfactory quality based on the Company's investment policies and credit standards.

At December 31, 1996, the Company's commercial mortgages involved a concentration of properties located in Florida (18%), Texas (13%), and Georgia (10%). The remaining commercial mortgages relate to properties located in 23 other states. The portfolio is well diversified, covering many different types of income-producing properties on which the Company has first mortgage liens. The maximum mortgage outstanding on any individual property is $13,517,000.




--------------------------------------------------------------------------------
FirstLine                          88

          Security Life of Denver Insurance Company and Subsidiaries

6. EMPLOYEE BENEFIT PLANS

PENSION PLAN

The Company has a qualified noncontributory defined benefit retirement plan as well as a non-qualified unfunded Supplemental Employees Retirement Plan (SERP) covering substantially all employees. The benefits are based on final average earnings from the time of eligibility for the plan, subject to minimum benefits based on career earnings. The Company's funding policy for the qualified plan is to contribute amounts annually to the plan sufficient to meet the minimum funding requirements set forth in the Employee Retirement Income Security Act of 1974, plus additional amounts as may be determined to be appropriate.

The funded status and the amounts recognized in the balance sheets for the defined benefit plan are as follows (in thousands):

                                                   DECEMBER 31
                                         1996                        1995
                            -------------------------------------------------------
                                QUALIFIED                  QUALIFIED
                                  PLAN          SERP          PLAN          SERP
                            -------------------------------------------------------
Actuarial present value of
 accumulated
benefit obligation:
        Vested                    $(26,058)     $(6,725)     $(21,032)      $(5,637)
        Nonvested                     (733)        (132)       (1,656)            -
                                  -------------------------------------------------
                                   (26,791)      (6,857)      (22,688)       (5,637)
Effect of projected future
 compensation                       (5,479)        (951)       (5,355)       (1,297)
                                  -------------------------------------------------
Projected benefit obligation       (32,270)      (7,808)      (28,043)       (6,934)
Less plan assets at fair value      33,682            -        31,074             -
                                  -------------------------------------------------
Plan assets in excess of
 projected benefit
 obligation                          1,412       (7,808)        3,031        (6,934)
Unrecognized net asset              (1,316)           -        (1,601)            -
Unrecognized prior service             (97)         236          (109)          267
 benefit cost
Unrecognized net loss (gain)         1,930        4,622           998         4,507
                                  -------------------------------------------------
Net pension asset                 $  1,929      $(2,950)     $  2,319       $(2,160)
 (liability)
                                  =================================================

As of December 31, 1996 and 1995, the Company recognized an additional liability on the SERP of $3,671,000 and $3,210,000, respectively, as this plan is unfunded and the actuarial present value of accumulated benefit obligation exceeds the net pension liability.






--------------------------------------------------------------------------------
FirstLine                          89

          Security Life of Denver Insurance Company and Subsidiaries

6. EMPLOYEE BENEFIT PLANS (CONTINUED)

The net periodic pension cost for the defined benefit plans includes the following components (in thousands):

                             1996                  1995                   1994
                   --------------------------------------------------------------------
                      QUALIFIED             QUALIFIED              QUALIFIED
                        PLAN        SERP       PLAN       SERP       PLAN        SERP
                   --------------------------------------------------------------------
Service cost           $ 1,320     $  388    $ 1,147     $  285     $ 1,369        $248
Interest cost            2,262        463      1,856        517       1,521         219
Return on plan          (4,075)       258     (3,497)         -      (1,900)          -
 assets
Net amortization
 and deferral              883          -        553        239        (659)        200
                       ----------------------------------------------------------------
Net periodic
 pension expense       $   390     $1,109    $    59     $1,041     $   331        $667
                       ================================================================

Assumptions used in accounting for the defined benefit plans as of December 31, 1996, 1995, and 1994 were as follows:

                                                      1996           1995           1994
                                                --------------------------------------------
Weighted-average discount rate                        7.50%          7.25%          8.00%
Rate of increase in compensation level                4.50%          4.25%          6.00%
Expected long-term rate of return on  assets          9.50%          9.50%          8.50%


Plan assets of the defined benefit plans at December 31, 1996 are invested primarily in U.S. government securities, corporate bonds, mutual funds, mortgage loans and money market funds.

401(K) PLAN

The Security Life of Denver Insurance Company Savings Incentive Plan (the Savings Plan) is a defined contribution-individual account plan which is available to substantially all full-time home office employees to provide a savings program for additional retirement benefits, qualifying as a 401(k) plan. As a 401(k) plan, participants may make contributions to the plan through salary reductions up to a maximum of $9,500 in 1996 and $9,240 in 1995 and 1994. Such contributions are not currently taxable to the participants. The Company matches 100% of the first 3% of participants' contributions, plus 50% of contributions which exceed 3% of participants' compensation, subject to a






--------------------------------------------------------------------------------
FirstLine                          90

          Security Life of Denver Insurance Company and Subsidiaries

6. EMPLOYEE BENEFIT PLANS (CONTINUED)

maximum matching percentage of 4 1/2% of the individual's salary. Company matching contributions were $1,143,000 for 1996, $1,071,000 for 1995, and $1,042,000 for 1994.

Plan assets of the Savings Plan at December 31, 1996 are invested in a group deposit administration contract (the Contract) with the Company, various mutual funds maintained by the Principal Financial Group, and loans to participants. The Contract is a policyholder liability of the Company and had a balance of $25.5 million and $23.9 million at December 31, 1996 and 1995, respectively.

POSTRETIREMENT BENEFITS

In addition to providing pension and profit sharing plans, the Company provides certain health care and life insurance benefits for retired employees. Under the current plans, all employees become eligible for these benefits if they achieve a minimum of 120 months of service prior to retirement. The plans are contributory, with retiree contributions adjusted annually, and contain other cost-sharing features such as deductible amounts and coinsurance.

The following table presents the amounts recognized in the Company's balance sheets (in thousands):

                                                                           DECEMBER 31
                                                              1996                               1995
                                               --------------------------------------------------------------------
                                                              LIFE                               LIFE
                                                 MEDICAL    INSURANCE               MEDICAL    INSURANCE
                                                   PLAN        PLAN       TOTAL      PLAN        PLAN        TOTAL
                                               ---------------------------------------------------------------------
Accumulated postretirement benefit
obligation:
        Retirees                                   $(1,315)    $(1,226)  $ (2,541)   $(1,234)     $(1,140)  $ (2,374)
        Fully eligible active plan
        participants                                  (409)       (392)      (801)      (383)        (364)      (747)
        Other active plan participants              (2,038)     (1,220)    (3,258)    (1,913)      (1,134)    (3,047)
                                                   -----------------------------------------------------------------
                                                    (3,762)     (2,838)    (6,600)    (3,530)      (2,638)    (6,168)
Plan assets at fair value                                -           -          -          -            -          -
                                                   -----------------------------------------------------------------
Accumulated postretirement benefit
  obligation in excess of plan assets               (3,762)     (2,838)    (6,600)    (3,530)      (2,638)    (6,168)
Unrecognized prior service cost                        355          32        387        463           42        505
Unrecognized net gains (losses)                     (5,870)      1,271     (4,599)    (6,114)       1,449     (4,665)
                                                   -----------------------------------------------------------------
Accrued postretirement benefit cost                $(9,277)    $(1,535)  $(10,812)   $(9,181)     $(1,147)  $(10,328)
                                                   =================================================================



--------------------------------------------------------------------------------
FirstLine                          91

          Security Life of Denver Insurance Company and Subsidiaries

6. EMPLOYEE BENEFIT PLANS (CONTINUED)

Net periodic postretirement benefit cost for 1996, 1995, and 1994 includes the following components (in thousands):

                                                      1996                         1995                         1994
                                     -------------------------------------------------------------------------------------------
                                                     LIFE                          LIFE                          LIFE
                                        MEDICAL    INSURANCE           MEDICAL   INSURANCE           MEDICAL   INSURANCE
                                         PLAN        PLAN      TOTAL    PLAN       PLAN     TOTAL     PLAN       PLAN      TOTAL
                                     -------------------------------------------------------------------------------------------
Service cost                            $ 236     $ 151     $ 387      $ 359      $175      $ 534     $ 436       $30     $ 466
Interest cost                             268       200       468        291       112        403       448        39       487
Net amortization and deferral            (275)       89      (186)      (209)       65       (144)      (93)       (8)     (101)
                                     -------------------------------------------------------------------------------------------
Net periodic postretirement
  benefit cost                          $ 229     $ 440     $ 669      $ 441      $352      $ 793      $791       $61     $ 852
                                     ===========================================================================================

The annual assumed rate of increase in the per capita cost of covered benefits (i.e., health care cost trend rate) for the medical plan is 11.25% graded to 5% over 12.5 years. The health care cost trend rate assumption has a significant effect on the amounts reported. For example, increasing the assumed health care cost trend rates by one percentage point in each year would increase the accumulated postretirement benefit obligation for the medical plan as of December 31, 1996 by $656,000 and the aggregate of the service and interest cost components of net periodic postretirement benefit cost for 1996 by $81,000.

The weighted-average discount rate used in determining the accumulated postretirement benefit obligation was 7.50% at December 31, 1996 and 7.25% at December 31, 1995.

7. SEPARATE ACCOUNTS

Separate account assets and liabilities represent funds segregated by the Company for the benefit of certain policyholders who bear the investment risk. The separate account assets and liabilities are carried at fair value. Revenues and expenses on the separate account assets and related liabilities equal the benefits paid to the separate account policyholders and are excluded from the amounts reported in the Consolidated Statements of Income except for fees charged for administration services and mortality risk.

--------------------------------------------------------------------------------
FirstLine

          Security Life of Denver Insurance Company and Subsidiaries

8. LEASES

The Company is committed under various noncancellable long-term operating leases relating to electronic data processing equipment that provide for annual rentals as follows (in thousands):

               1997                                             $2,985
               1998                                              2,278
               1999                                                 35
               2000                                                  -
               2001                                                  -
                                                                ------
                                                                $5,298
                                                                ======

These leases expire between 1997 and 2000. Rental expense for all equipment leases was approximately $6,151,000, $4,344,000, and $5,620,000 for the years ended December 31, 1996, 1995, and 1994, respectively.

9. REINSURANCE

The Company is involved in both ceded and assumed reinsurance with other companies for the purpose of diversifying risk and limiting exposure on larger risks. As of December 31, 1996, the Company's retention limit for acceptance of risk on life insurance policies had been set at various levels up to $1,500,000. Reinsurance premiums, commissions, and expense reimbursements related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Reserves are based on the terms of the reinsurance contracts, and are consistent with the risks assumed.

--------------------------------------------------------------------------------
FirstLine

           Security Life of Denver Insurance Company and Subsidiaries

9. REINSURANCE (CONTINUED)

To the extent that the assuming companies become unable to meet their obligations under these treaties, the Company remains contingently liable to its policyholders for the portion reinsured. Consequently, allowances are established for amounts deemed uncollectible. To minimize its exposure to significant losses from reinsurer insolvencies, the Company evaluates the financial condition of the reinsurers and monitors concentrations of credit risk arising from similar geographic regions, activities, or economic characteristics of the reinsurers.

The Company assumes and cedes, on a coinsurance basis, guaranteed investment contracts (GICs) to and from affiliates under common ownership. In 1995, the Company ceded a block of GIC business issued in prior years to an affiliate. No gain or loss was recognized on the transaction. The Company does not hold any collateral under these agreements.

These transactions are summarized as follows (in thousands):

                                                1996                        1995
                                  --------------------------------------------------------
                                      PREMIUMS       RESERVES      PREMIUMS      RESERVES
                                  --------------------------------------------------------


Direct (nonaffiliated)                 $ 767,312    $ 1,785,689    $ 556,571   $ 1,380,951
Assumed from Life Insurance
 Company of Georgia                       50,000        125,512       25,000       128,137
Assumed from Southland Life
 Insurance Company                             -              -        8,000        11,838
Ceded to Columbine Life Insurance
 Company                                (484,512)    (1,425,545)    (530,291)   (1,328,950)
Ceded to Life Insurance Company
 of Georgia                             (282,800)      (435,586)     (78,200)     (191,976)
Net                                    $  50,000    $    50,070    $ (18,920)  $         -
                                  ========================================================

Ceded GIC reserves totaling $1,861 and $1,521 million as of December 31, 1996 and 1995, respectively, are classified as part of prepaid reinsurance premiums. GIC reserves are reflected at their gross value of $1,911 and $1,521 million as of December 31, 1996 and 1995.

--------------------------------------------------------------------------------
FirstLine                              94

           Security Life of Denver Insurance Company and Subsidiaries

9. REINSURANCE (CONTINUED)

As of December 31, 1996 and 1995, the Company has ceded blocks of insurance under reinsurance treaties to provide funds for financial and other purposes. These reinsurance transactions, generally known as "surplus relief reinsurance," represent financial arrangements and, in accordance with generally accepted accounting principles, are not reflected in the accompanying financial statements except for the risk fees paid to or received from reinsurers.
Surplus relief reinsurance has the effect of increasing current statutory surplus while reducing future statutory surplus as amounts are recaptured from
reinsurers.   During 1995, most of the agreements were recaptured as part of an overall capital restructuring plan. This capital restructuring also resulted in a capital contribution from the Company's parent of $146,630,000 to replace the reduction in statutory surplus that resulted from the recapture.

10. INCOME TAXES

The Company files a consolidated federal income tax return with its parent and other U.S. affiliates and subsidiaries, with the exception of First ING. The affiliated companies that join in the filing of the consolidated federal income tax return have an agreement for the allocation of taxes between members that join in the consolidated return. The agreement specifies that the separate return payable or the separate return receivable of each member will be the federal income tax liability or receivable that the member would have had for the period had it filed a separate return.

--------------------------------------------------------------------------------
FirstLine                              95

           Security Life of Denver Insurance Company and Subsidiaries

10. INCOME TAXES (CONTINUED)

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Significant components of the Company's deferred tax assets and liabilities are as follows (in thousands):

                                                         DECEMBER 31
                                                     1996            1995
                                              -------------------------------
Deferred tax liabilities:
  Deferred policy acquisition costs                 $(236,445)      $(197,355)
  Unrealized gains/losses                             (38,516)        (53,440)
                                              -------------------------------
Total deferred tax liabilities                       (274,961)       (250,795)

Deferred tax assets:
  Benefit reserves and surplus relief                 123,410         120,439
  Tax-basis deferred acquisition costs                 60,727          48,945
  Investment income                                    11,037          12,060
  Unearned investment income                            8,705           9,383
  Nonqualified deferred compensation                   10,649           8,785
  Postretirement employee benefits                      3,784           3,615
  Other, net                                            8,108           2,822
                                              -------------------------------
Net deferred tax assets                               226,420         206,049
                                              -------------------------------
Net deferred tax (liabilities) assets               $ (48,541)      $ (44,746)
                                              ===============================

The components of federal income tax expense consist of the following (in thousands):

                                                       DECEMBER 31
                                           1996          1995            1994
                                     -----------------------------------------
Current                                 $10,340      $(48,136)       $ 44,121
Deferred                                 11,536        72,870         (29,200)
Current year change in valuation
  allowance                                   -          (438)              -
Federal income tax expense              $21,876      $ 24,296        $ 14,921
                                     =========================================

--------------------------------------------------------------------------------
FirstLine                              96

           Security Life of Denver Insurance Company and Subsidiaries

10. INCOME TAXES (CONTINUED)

The Company's effective income tax rate did not vary significantly from the statutory federal income tax rate.

Prior to 1995 a valuation allowance had been established by the Company to account for the fact that the full benefit of the deferred tax asset established by First ING for tax-basis deferred acquisition costs more than likely would not be fully realized. In 1995, a change in judgment about the realization of the deferred tax asset occurred and the valuation allowance was removed.

The Company had net income tax payments (receipts) of $(61,467,000) during 1996, $25,875,000 during 1995, and $41,278,000 during 1994 for current income tax payments and settlements of prior year returns.

The Policyholder's Surplus Account is an accumulation of certain special deductions for income tax purposes and a portion of the "gains from operations" which were not subject to current taxation under the Life Insurance Tax Act of 1959. At December 31, 1984, the balance in this account for tax return purposes was approximately $70,800,000. The Tax Reform Act of 1984 provides that no further accumulations will be made in this account. If amounts accumulated in the Policyholder's Surplus Account exceed certain limits, or if distributions to the shareholder exceed amounts in the Shareholder's Surplus Account, to the extent of such excess amount or excess distributions, as determined for income tax purposes, amounts in the Policyholder's Surplus Account would become subject to income tax at rates in effect at that time. Should this occur, the maximum tax which would be paid at the current tax rate is $24,780,000. The Company does not anticipate any such action or foresee any events which would result in such tax; accordingly, a deferred tax liability has not been established.

11. LONG-TERM DEBT

Long-term indebtedness to related parties for $75,000,000 represents the cumulative cash draws on a $100,000,000 commitment from ING America Insurance Holdings, Inc. through December 31, 1996. Additional draws may be made by the
Company at its option through December 1, 2004.   This subordinated note bears
interest at a variable rate equal to the prevailing rate for 10 year U.S. Treasury Bonds plus 1/4% adjusted annually.

--------------------------------------------------------------------------------
FirstLine                              97

           Security Life of Denver Insurance Company and Subsidiaries

11. LONG-TERM DEBT (CONTINUED)

The repayment of this note requires approval of the Commissioner of Insurance of the State of Colorado and is payable only out of surplus funds of the Company and only at such time as the surplus of the Company, after payment is made, does not fall below the prescribed level.

The principal and interest is scheduled to be repaid in five annual installments beginning December 31, 1999 and continuing through December 31, 2003, with the option of prepaying any outstanding principal and accrued interest. As of December 31, 1996, the Company accrued interest of $3,700,000. No payments of principal or interest were made in 1996.

Future minimum payments, assuming a current effective interest rate of 6.55%, are as follows (in thousands):

                                                            TOTAL
                    YEAR                                  PAYMENTS
                    ------------------------------------------------
                    1999                                    $ 21,518
                    2000                                      21,518
                    Subsequent years                          64,552

                    Total                                    107,588
                    Less imputed interest                    (32,588)
                    Present value of payments               $ 75,000
                                                            ========

12. STATUTORY ACCOUNTING INFORMATION AND PRACTICES

Security Life and its insurance subsidiaries prepare their statutory basis financial statements in accordance with accounting practices prescribed or permitted by their state of domicile. "Prescribed" statutory accounting practices include state laws, regulations and general administrative rules, as well as a variety of publications of the National Association of Insurance Commissioners (NAIC). "Permitted" statutory accounting practices encompass all accounting practices that are not prescribed; such practices may differ from state to state, from company to company within the state, and may change in the future. The NAIC is currently in the process of codifying statutory accounting practices, the result of which is expected to constitute the only source of "prescribed" statutory accounting practices. Accordingly, that project, which is expected to be completed in 1998, will likely change, to some extent, prescribed statutory accounting

--------------------------------------------------------------------------------
FirstLine                              98

           Security Life of Denver Insurance Company and Subsidiaries

12. STATUTORY ACCOUNTING INFORMATION AND PRACTICES (CONTINUED)

practices, and may result in changes to the accounting practices that insurance companies use to prepare their statutory financial statements.

Prescribed statutory reserve methodology does not fully encompass universal life-type products. The NAIC, however, has promulgated a Model Regulation regarding Universal Life Reserves. The Colorado Division of Insurance has not adopted the regulation, but requires that reserves be held which are at least as great as those required by Colorado Statutes. The NAIC UL Model Regulation is used by the Company to provide reserves consistent with the principles of this article. Because the reserves satisfy the requirements prescribed by the State of Colorado for the valuation of universal life insurance, the Company is permitted to compute reserves in accordance with this model regulation.

The NAIC prescribes Risk-Based Capital (RBC) requirements for life/health insurance companies. At December 31, 1996, the Company exceeded all minimum RBC requirements.

Combined capital and surplus, determined in accordance with statutory accounting practices (SAP), was $366,451,000 and $333,686,000 at December 31, 1996 and
1995, respectively. Combined net income, determined in accordance with SAP, was $9,141,000, $11,771,000, and $9,383,000 for the years ended December 31, 1996,
1995, and 1994, respectively.

Security Life is required to maintain a minimum total statutory capital and surplus in the state of domicile of $1,500,000. Midwestern United is required to maintain minimum statutory capital of $200,000 and surplus of $250,000 in the state of domicile. First ING is required to maintain minimum statutory capital of $1,000,000 and paid-in surplus of at least 50% of paid-in capital in the state of domicile. Each Company exceeded its respective minimum statutory capital and surplus requirements at December 31, 1996. Additionally, the amount of dividends which can be paid by each company to its stockholder without prior approval of the various state insurance departments is generally limited to the greater of 10% of statutory surplus or the statutory net gain from operations.

13. FAIR VALUES OF FINANCIAL INSTRUMENTS

In cases where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. Those techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash

--------------------------------------------------------------------------------
FirstLine                             99

           Security Life of Denver Insurance Company and Subsidiaries

13. FAIR VALUES OF FINANCIAL INSTRUMENTS (CONTINUED)

flows. In that regard, the derived fair value estimates cannot be substantiated by comparison to independent markets and, in many cases, could not be realized in immediate settlement of the instruments. Accordingly, the aggregate fair value amounts presented do not represent the underlying value of the Company. Life insurance liabilities that contain mortality risk and all nonfinancial instruments are excluded from disclosure requirements. However, the fair values of liabilities under all insurance contracts are taken into consideration in the Company's overall management of interest rate risk, such that the Company's exposure to changing interest rates is minimized through the matching of investment maturities with amounts due under insurance contracts.

The carrying amounts and fair values of the Company's financial instruments at December 31, 1996 and 1995 are summarized below (in thousands):

                               DECEMBER 31, 1996                 DECEMBER 31, 1995
                          --------------------------    ----------------------------------
                             CARRYING                        CARRYING
                              AMOUNT     FAIR VALUE           AMOUNT         FAIR VALUE
                          --------------------------    ----------------------------------
ASSETS
Fixed maturities (Note 3)    $2,875,084   $2,875,084          $2,470,944        $2,470,944
Equity securities (Note 3)        5,345        5,345               8,369             8,369
Commercial mortgages            445,073      461,777             276,552           304,442
Residential mortgages             7,722        7,589               8,992             9,172
Policy loans                    795,311      795,311             754,240           754,240
Short-term investments            7,019        7,019              10,946            10,946

LIABILITIES
Guaranteed investment
  contracts, net of
  reinsurance                $   50,070   $   50,070          $        -  $              -
Supplemental contracts
  without life
  contingencies                   3,023        3,023               3,033             3,033
Other policyholder funds
 left on deposit                 98,824       98,824              92,893            92,893
Individual and group
  annuities, net of
  reinsurance                    45,576       45,228              49,020            48,457

--------------------------------------------------------------------------------
FirstLine                             100

           Security Life of Denver Insurance Company and Subsidiaries

13. FAIR VALUES OF FINANCIAL INSTRUMENTS (CONTINUED)

The carrying values of all other financial instruments approximate their fair value.

The following methods and assumptions were used by the Company in estimating the "fair value" disclosures for financial instruments:

  FIXED MATURITIES AND EQUITY SECURITIES:  The fair values for fixed maturities
  --------------------------------------
  (including redeemable preferred stocks) are based on quoted market prices, where available. For fixed maturities not actively traded, fair values are estimated using values obtained from independent pricing services or, in the case of private placements and collateralized mortgage obligations and other mortgage derivative investments, are estimated by discounting expected future cash flows. The discount rates used vary as a function of factors such as yield, credit quality and maturity which fall within a range between 2% - 12% over the total portfolio. The fair values of equity securities are based on quoted market prices.

  MORTGAGE LOANS:  Estimated market values for commercial real estate loans are
  --------------
  generated using a discounted cash flow approach. Loans in good standing are discounted using interest rates determined by U.S. Treasury yields on December 31 and spreads implied by independent published surveys. The same is applied on new loans with similar characteristics. The amortizing features of all loans are incorporated in the valuation. Where data on option features is available, option values are determined using a binomial valuation method, and are incorporated into the mortgage valuation. Restructured loans are valued in the same manner; however, these are discounted at a greater spread to reflect increased risk.

  All residential loans are valued at their outstanding principal balances, which approximate their fair values.

  POLICY LOANS:  The carrying amounts reported in the balance sheets for these
  ------------
  financial instruments approximate their fair values.

  DERIVATIVE FINANCIAL INSTRUMENTS:  Fair values for on-balance-sheet derivative
  --------------------------------
  financial instruments (caps and floors) and off-balance- sheet derivative financial instruments (swaps) are based on broker/dealer valuations or on internal discounted cash flow pricing models taking into account current cash flow assumptions and the counterparties' credit standing.

--------------------------------------------------------------------------------
FirstLine                             101

           Security Life of Denver Insurance Company and Subsidiaries

13. FAIR VALUES OF FINANCIAL INSTRUMENTS (CONTINUED)

  GUARANTEED INVESTMENT CONTRACTS:  The fair values of the Company's guaranteed
  -------------------------------
  investment contracts are estimated using discounted cash flow calculations, based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued.

  OTHER INVESTMENT-TYPE INSURANCE CONTRACTS:  The fair values of the Company's
  -----------------------------------------
  deferred annuity contracts are estimated based on the cash surrender value. The carrying values of other liabilities, including immediate annuities, dividend accumulations, supplementary contracts without life contingencies and premium deposits, approximate their fair values.

  OFF-BALANCE-SHEET INSTRUMENTS:  The Company had synthetic guaranteed
  -----------------------------
  investment contract sales in the amounts of $55,780,000 and $10,358,000 in 1996 and 1995, respectively, to trustees of 401(k) plans. Pursuant to the terms of these contracts, the trustees own and retain the assets related to these contracts. Such assets had a value of $637,151,000 and $695,288,000 at December 31, 1996 and 1995, respectively. Under synthetic guaranteed investment contracts, the synthetic issuer may assume interest rate risk on individual plan participant initiated withdrawals from stable value options of 401(k) plans. Approximately 85% of the synthetic guaranteed investment contract book values are on a participating basis and have a credited interest rate reset mechanism which passes such interest rate risk to plan participants.

  LETTERS OF CREDIT
  -----------------

  The Company is the beneficiary of letters of credit totaling $93,252,000 which have a market value to the Company of $0 and two lines of credit totaling $205,274,000 which have a market value to the Company of $0 (see Note 15).

14. COMMITMENTS AND CONTINGENT LIABILITIES

The Company is a party to pending or threatened lawsuits arising from the normal conduct of its business. Due to the climate in insurance and business litigation, suits against the Company sometimes include substantial additional claims, consequential damages, punitive damages and other similar types of relief. While it is not possible to forecast the outcome of such litigation, it is the opinion of management that the disposition of such lawsuits will not have a material adverse effect on the Company's financial position or interfere with its operations.

--------------------------------------------------------------------------------
FirstLine                             102

           Security Life of Denver Insurance Company and Subsidiaries

15. FINANCING ARRANGEMENTS

The Company has a $105,274,000 line of credit issued by the Company's parent to provide short-term liquidity. The Company has an additional non-affiliated line of credit of $100,000,000 also to provide short-term liquidity which expires June 30, 1997. The amount of funds available under this line is reduced by borrowings of certain affiliates also party to the agreement. There were no outstanding borrowings under either of these agreements at December 31, 1996 or 1995. The average balance of short-term debt was $23.4 million during 1996.
The weighted average interest rate paid on this debt during 1996 was 5.46%.

The Company is the beneficiary of letters of credit totaling $93,252,000 that were established in accordance with the terms of reinsurance agreements. The terms of the letters of credit provide for automatic renewal for the following year at December 31, unless otherwise canceled or terminated by either party to the financing. The letters were unused during both 1996 and 1995.

--------------------------------------------------------------------------------
FirstLine                             103

                              Financial Statements

                       Security Life Separate Account L1



                          Year ended December 31,1996
                      with Report of Independent Auditors








--------------------------------------------------------------------------------
FirstLine                             104

                         Report of Independent Auditors

Policyholders
Security Life Separate Account L1 of
  Security Life of Denver Insurance Company

We have audited the accompanying statement of net assets of Security Life Separate Account L1 (comprising, respectively, the Neuberger & Berman Advisers Management Trust (comprising the Limited Maturity Bond, Growth, Government Income and Partners Portfolios) ("N&B"), the Alger American Fund (comprising the American Small Capitalization, American MidCap Growth, American Growth and American Leveraged AllCap Portfolios) ("Alger"), the Fidelity Variable Insurance Products Fund and Variable Insurance Products Fund II (comprising the Asset Manager, Growth, Overseas, Money Market and Index 500 Portfolios) ("Fidelity"), the INVESCO Variable Investment Funds, Inc. (comprising the Total Return, Industrial Income, High Yield and Utilities Portfolios) ("INVESCO") and Van Eck Worldwide Trust (comprising the Worldwide Balanced and Gold and Natural Resources Portfolios) ("Van Eck") Divisions) as of December 31, 1996, and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended. These financial statements are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the transfer agent. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Security Life Separate Account L1 at December 31, 1996, and the results of its operations for the year then ended and changes in its net assets for each of the two years in the period then ended, in conformity with generally accepted accounting principles.


                              /s/
                                  ERNST & YOUNG LLP
Denver, Colorado
April 9, 1997


--------------------------------------------------------------------------------
FirstLine                             105

                       Security Life Separate Account L1

                            Statement of Net Assets

                               December 31, 1996


                               TOTAL
                                ALL           TOTAL         TOTAL         TOTAL         TOTAL       TOTAL
                             DIVISIONS         N&B          ALGER        FIDELITY      INVESCO     VAN ECK
                          --------------------------------------------------------------------------------
ASSETS
Investments in mutual
 funds at market value;
 combined cost
 $54,275,545 (See
 Note C)                    $57,137,579    $10,501,407   $11,470,216   $30,788,682   $3,783,021   $594,253
                          --------------------------------------------------------------------------------
Total assets                 57,137,579     10,501,407    11,470,216    30,788,682    3,783,021    594,253
                          --------------------------------------------------------------------------------

LIABILITIES
Due to (from) Security
 Life of Denver              (1,613,713)       (35,546)      (35,976)   (1,508,299)     (35,750)     1,858
Due to (from) other
 divisions                      894,465         (2,393)      150,103       897,366     (148,975)    (1,636)
Total liabilities              (719,248)       (37,939)      114,127      (610,933)    (184,725)       222
                          --------------------------------------------------------------------------------
Net assets                  $57,856,827    $10,539,346   $11,356,089   $31,399,615   $3,967,746   $594,031
                          ================================================================================

CONTRACT OWNER RESERVES
Reserves for
 redeemable annuity
 contracts (See Note B)     $57,856,827    $10,539,346   $11,356,089   $31,399,615   $3,967,746   $594,031
                          --------------------------------------------------------------------------------


TOTAL CONTRACT OWNER
 RESERVES                   $57,856,827    $10,539,346   $11,356,089   $31,399,615   $3,967,746   $594,031
                          ================================================================================

See accompanying notes.

--------------------------------------------------------------------------------
FirstLine                             106

                       Security Life Separate Account L1

                               December 31, 1996


                                                                    N & B
                                --------------------------------------------------------------------------
                                     TOTAL         LIMITED                      GOVERNMENT
                                      N&B       MATURITY BOND      GROWTH         INCOME        PARTNERS
                                --------------------------------------------------------------------------

ASSETS
Investments in mutual funds at
market  value                     $10,501,407    $  2,493,707   $  1,797,629   $  1,549,039   $  4,661,032
                                --------------------------------------------------------------------------
Total assets                       10,501,407       2,493,707      1,797,629      1,549,039      4,661,032
                                --------------------------------------------------------------------------


LIABILITIES
Due to (from) Security Life of        (35,546)          1,631        (36,173)         1,096         (2,100)
Denver
Due to (from) other divisions          (2,393)              -         (1,912)          (371)          (110)
                                --------------------------------------------------------------------------
Total liabilities                     (37,939)          1,631        (38,085)           725         (2,210)
                                --------------------------------------------------------------------------

Net assets                        $10,539,346    $  2,492,076   $  1,835,714   $  1,548,314   $  4,663,242
                                ==========================================================================


CONTRACT OWNER RESERVES
Reserves for redeemable annuity
contracts (See Note B)            $10,539,346    $  2,492,076   $  1,835,714   $  1,548,314   $  4,663,242
                                --------------------------------------------------------------------------

TOTAL CONTRACT OWNER RESERVES     $10,539,346    $  2,492,076   $  1,835,714   $  1,548,314   $  4,663,242
                                ==========================================================================

Number of division units
outstanding (See Note G)                          218,725.891    133,567.983    142,773.403    275,892.457
                                             =============================================================

Value per divisional  unit                       $      11.39   $      13.74   $      10.84   $      16.90
                                             =============================================================

See accompanying notes.


--------------------------------------------------------------------------------
FirstLine                             107

                       Security Life Separate Account L1

                               December 31, 1996


                                                               ALGER
                          ----------------------------------------------------------------------------
                                             AMERICAN        AMERICAN                       AMERICAN
                               TOTAL           SMALL          MIDCAP        AMERICAN       LEVERAGED
                               ALGER      CAPITALIZATION      GROWTH         GROWTH          ALLCAP
                          ----------------------------------------------------------------------------
          ASSETS
Investments in mutual       $11,470,216     $  4,480,399   $  2,308,724   $  3,808,543     $   872,550
funds at market value
                          ----------------------------------------------------------------------------
Total assets                 11,470,216        4,480,399      2,308,724      3,808,543         872,550
                          ----------------------------------------------------------------------------


LIABILITIES
Due to (from) Security          (35,976)          (4,356)       (25,479)        (4,982)         (1,159)
Life of Denver
Due to (from) other             150,103          152,647           (852)          (653)         (1,039)
divisions
                          ----------------------------------------------------------------------------
Total liabilities               114,127          148,291        (26,331)        (5,635)         (2,198)
                          ----------------------------------------------------------------------------

Net assets                  $11,356,089     $  4,332,108   $  2,335,055   $  3,814,178     $   874,748
                          ============================================================================


CONTRACT OWNER RESERVES
Reserves for redeemable
annuity contracts
(See Note B)                $11,356,089     $  4,332,108   $  2,335,055   $  3,814,178     $   874,748
                          ----------------------------------------------------------------------------

TOTAL CONTRACT OWNER        $11,356,089     $  4,332,108   $  2,335,055   $  3,814,178     $   874,748
 RESERVES
                          ============================================================================

Number of division units                     297,073.322    150,480.473    282,175.287      53,044.470
 outstanding  (See Note G)
                                       ===============================================================

Value per divisional unit                   $      14.58   $      15.52   $      13.52     $     16.49
                                       ===============================================================

See accompanying notes.

--------------------------------------------------------------------------------
FirstLine                             108

                       Security Life Separate Account L1

                               December 31, 1996


                                                                 FIDELITY
                        ----------------------------------------------------------------------------------------
                             TOTAL          ASSET                                        MONEY
                            FIDELITY       MANAGER        GROWTH        OVERSEAS        MARKET        INDEX 500
                        ----------------------------------------------------------------------------------------
ASSETS
Investments in mutual
     funds at market
     value                $30,788,682   $  1,513,317   $  6,998,086   $  4,266,432   $  7,785,143   $ 10,225,704
                        ----------------------------------------------------------------------------------------
Total assets               30,788,682      1,513,317      6,998,086      4,266,432      7,785,143     10,225,704
                        ----------------------------------------------------------------------------------------


LIABILITIES
Due to (from) Security     (1,508,299)       (32,020)       (29,464)        (7,782)    (1,438,819)          (214)
Life of Denver
Due to (from) other           897,366              -        (21,869)          (915)       928,296         (8,146)
divisions
                        ----------------------------------------------------------------------------------------
Total liabilities            (610,933)       (32,020)       (51,333)        (8,697)      (510,523)        (8,360)
                        ----------------------------------------------------------------------------------------


Net assets                $31,399,615   $  1,545,337   $  7,049,419   $  4,275,129   $  8,295,666   $ 10,234,064
                        ========================================================================================


CONTRACT OWNER RESERVES
Reserves for redeemable
     annuity contracts
     (See Note B)         $31,399,615   $  1,545,337   $  7,049,419   $  4,275,129   $  8,295,666   $ 10,234,064
                        ----------------------------------------------------------------------------------------

TOTAL CONTRACT OWNER      $31,399,615   $  1,545,337   $  7,049,419   $  4,275,129   $  8,295,666   $ 10,234,064
RESERVES
                        ========================================================================================


Number of division                       123,908.168    470,285.667    367,948.109    753,707.969    640,890.650
units outstanding (See Note G)
                                     ===========================================================================

Value per divisional                    $      12.47   $      14.99   $      11.62   $      11.01   $      15.97
unit
                                     ===========================================================================

See accompanying notes.


--------------------------------------------------------------------------------
FirstLine                             109

                       Security Life Separate Account L1

                               December 31, 1996


                                                         INVESCO
                        -----------------------------------------------------------------------
                             TOTAL        TOTAL       INDUSTRIAL
                            INVESCO       RETURN        INCOME       HIGH YIELD      UTILITIES
                        -----------------------------------------------------------------------
         ASSETS
Investments in mutual     $3,783,021   $   841,651   $ 1,371,266     $  1,351,726   $   218,378
funds at market value
                        -----------------------------------------------------------------------
Total assets               3,783,021       841,651     1,371,266        1,351,726       218,378
                        -----------------------------------------------------------------------

LIABILITIES
Due to (from) Security       (35,750)      (38,816)        2,037              879           150
Life of Denver
Due to (from) other         (148,975)        6,000          (388)        (154,554)          (33)
divisions
                        -----------------------------------------------------------------------
Total liabilities           (184,725)      (32,816)        1,649         (153,675)          117
                        -----------------------------------------------------------------------


Net assets                $3,967,746   $   874,467   $ 1,369,617     $  1,505,401   $   218,261
                        =======================================================================


CONTRACT OWNER RESERVES
Reserves for redeemable   $3,967,746   $   874,467   $ 1,369,617     $  1,505,401   $   218,261
annuity  contracts (See
Note B)
                        -----------------------------------------------------------------------


TOTAL CONTRACT OWNER      $3,967,746   $   874,467   $ 1,369,617     $  1,505,401   $   218,261
RESERVES
                        =======================================================================


Number of division                      64,490.483    87,035.356      108,999.107    18,008.490
units outstanding (See
Note G)
                                    ===========================================================


Value per divisional                   $     13.56   $     15.74     $      13.81   $     12.12
 unit
                                    ===========================================================

See accompanying notes.

--------------------------------------------------------------------------------
FirstLine                             110

                       Security Life Separate Account L1

                               December 31, 1996


                                         VAN ECK
                       -----------------------------------------
                                                       GOLD AND
                            TOTAL       WORLDWIDE      NATURAL
                           VAN ECK      BALANCED      RESOURCES
                       -----------------------------------------
ASSETS
Investments in mutual      $594,253    $   327,886   $   266,367
funds at market value
                       -----------------------------------------
Total assets                594,253        327,886       266,367
                       -----------------------------------------


LIABILITIES
Due to (from) Security        1,858          1,181           677
Life of Denver
Due to (from) other          (1,636)        (1,100)         (536)
divisions
                       -----------------------------------------
Total liabilities               222             81           141
                       -----------------------------------------


Net assets                 $594,031    $   327,805   $   266,226
                       =========================================

CONTRACT OWNER RESERVES
Reserves for redeemable
  annuity contracts (See
  Note B)                  $594,031    $   327,805   $   266,226
                       -----------------------------------------

TOTAL CONTRACT OWNER       $594,031    $   327,805   $   266,226
RESERVES
                       =========================================


Number of division                      29,808.787    21,966.093
units outstanding
(See Note G)
                                   =============================


Value per divisional                   $     11.00   $     12.12
unit
                                   =============================

See accompanying notes.

--------------------------------------------------------------------------------
FirstLine                             111

                       Security Life Separate Account L1

                            Statement of Operations

                          Year Ended December 31, 1996


                                            TOTAL
                                             ALL        TOTAL       TOTAL       TOTAL        TOTAL       TOTAL
                                          DIVISIONS      N&B        ALGER      FIDELITY     INVESCO     VAN ECK
                                        -----------------------------------------------------------------------

INVESTMENT INCOME
Dividends from mutual  funds              $1,183,779    $292,143    $ 56,842  $  593,973    $238,653    $ 2,168
Less:  Valuation period deductions
     (See Note B)                            241,127      50,116      44,898     128,637      14,752      2,724
                                        -----------------------------------------------------------------------
Net investment income (loss)                 942,652     242,027      11,944     465,336     223,901       (556)
                                        -----------------------------------------------------------------------


REALIZED AND UNREALIZED GAINS
     (LOSSES) ON INVESTMENTS
Net realized gains (losses) on
     investments                             401,852      86,478      62,058      97,833     143,358     12,125
Net unrealized gains (losses) on
     investments                           2,675,307     557,274     396,915   1,736,167     (43,084)    28,035
Net realized and unrealized gains
     (losses) on investments               3,077,159     643,752     458,973   1,834,000     100,274     40,160
                                        -----------------------------------------------------------------------


NET INCREASE IN NET ASSETS
     RESULTING FROM OPERATIONS            $4,019,811    $885,779    $470,917  $2,299,336    $324,175    $39,604
                                        =======================================================================

See accompanying notes.

--------------------------------------------------------------------------------
FirstLine                             112

                       Security Life Separate Account L1

                          Year Ended December 31, 1996


                                                                       N & B
                                        ------------------------------------------------------------------
                                            TOTAL       LIMITED                    GOVERNMENT
                                             N&B       MATURITY       GROWTH         INCOME      PARTNERS
                                                         BOND
                                        ------------------------------------------------------------------
INVESTMENT INCOME
Dividends from mutual funds                 $292,143    $127,305       $ 76,287        $35,420    $ 53,131
Less:  Valuation period deductions            50,116      13,218          9,400          8,882      18,616
  Note B)
                                        ------------------------------------------------------------------
Net investment income (loss)                 242,027     114,087         66,887         26,538      34,515
                                        ------------------------------------------------------------------


REALIZED AND UNREALIZED GAINS
     (LOSSES) ON INVESTMENTS
Net realized gains (losses) on
     investments                              86,478     (16,561)       (22,601)         3,867     121,773
Net unrealized gains (losses) on
     investments                             557,274     (29,330)        65,061            443     521,100
                                        ------------------------------------------------------------------
Net realized and unrealized gains
     (losses) on investments                 643,752     (45,891)        42,460          4,310     642,873
                                        ------------------------------------------------------------------

NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS                   $885,779    $ 68,196       $109,347        $30,848    $677,388
                                        ==================================================================

See accompanying notes.


--------------------------------------------------------------------------------
FirstLine                             113

                       Security Life Separate Account L1

                          Year Ended December 31, 1996


                                                                        ALGER
                                        ------------------------------------------------------------------
                                                         AMERICAN      AMERICAN                  AMERICAN
                                            TOTAL          SMALL        MIDCAP     AMERICAN     LEVERAGED
                                            ALGER     CAPITALIZATION    GROWTH      GROWTH        ALLCAP
                                        ------------------------------------------------------------------
INVESTMENT INCOME
Dividends from mutual funds                 $ 56,842        $  7,668    $ 10,435     $ 37,109      $ 1,630
Less:  Valuation period deductions
     (See Note B)                             44,898          18,457       7,398       16,087        2,956
                                        ------------------------------------------------------------------
Net investment income  (loss)                 11,944         (10,789)      3,037       21,022       (1,326)
                                        ------------------------------------------------------------------


REALIZED AND UNREALIZED GAINS
     (LOSSES) ON INVESTMENTS
Net realized gains (losses) on
     investments                              62,058           8,187       9,936       22,907       21,028
Net unrealized gains (losses) on

     investments                             396,915          58,340      89,398      227,107       22,070
                                        ------------------------------------------------------------------
Net realized and unrealized gains
     (losses) on investments                 458,973          66,527      99,334      250,014       43,098
                                        ------------------------------------------------------------------


NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS                   $470,917        $ 55,738    $102,371     $271,036      $41,772
                                        ==================================================================

See accompanying notes.

--------------------------------------------------------------------------------
FirstLine                             114

                       Security Life Separate Account L1

                          Year Ended December 31, 1996


                                                                        FIDELITY
                                        -----------------------------------------------------------------------
                                            TOTAL       ASSET                             MONEY
                                           FIDELITY    MANAGER     GROWTH    OVERSEAS    MARKET     INDEX 500
                                        -----------------------------------------------------------------------

INVESTMENT INCOME
Dividends from mutual funds               $  593,973     $ 9,800  $109,786    $ 27,966   $246,349    $  200,072
     Less:  Valuation period                 128,637       3,818    25,455      16,972     35,006        47,386
deductions (See Note B)
                                        -----------------------------------------------------------------------
Net investment income (loss)                 465,336       5,982    84,331      10,994    211,343       152,686
                                        -----------------------------------------------------------------------


REALIZED AND UNREALIZED GAINS
     (LOSSES) ON INVESTMENTS
Net realized gains (losses) on
     investments                              97,833       7,905     9,661      34,235          -        46,032
Net unrealized gains (losses) on
     investments                           1,736,167      63,068   273,435     238,529          -     1,161,135
                                        -----------------------------------------------------------------------
Net realized and unrealized gains
     (losses) on investments               1,834,000      70,973   283,096     272,764          -     1,207,167
                                        -----------------------------------------------------------------------


NET INCREASE IN NET ASSETS
     RESULTING FROM OPERATIONS            $2,299,336     $76,955  $367,427    $283,758   $211,343    $1,359,853
                                        =======================================================================

See accompanying notes.

--------------------------------------------------------------------------------
FirstLine                             115

                       Security Life Separate Account L1

                          Year Ended December 31, 1996


                                                                       INVESCO
                                        -------------------------------------------------------------------
                                              TOTAL         TOTAL     INDUSTRIAL
                                             INVESCO       RETURN       INCOME      HIGH YIELD   UTILITIES
                                        -------------------------------------------------------------------
INVESTMENT INCOME
Dividends from mutual funds                    $238,653     $25,285      $ 93,816     $114,676      $ 4,876
Less:  Valuation period deductions               14,752       3,402         4,272        6,357          721
  (See Note B)
                                        -------------------------------------------------------------------
Net investment income (loss)                    223,901      21,883        89,544      108,319        4,155
                                        -------------------------------------------------------------------


REALIZED AND UNREALIZED GAINS
     (LOSSES) ON INVESTMENTS
Net realized gains (losses) on
     investments                                143,358      28,264        30,929       82,830        1,335
Net unrealized gains (losses) on

     investments                                (43,084)     10,956        (7,082)     (53,402)       6,444
                                        -------------------------------------------------------------------
Net realized and unrealized gains
     (losses) on investments                    100,274      39,220        23,847       29,428        7,779
                                        -------------------------------------------------------------------


NET INCREASE IN NET ASSETS
     RESULTING FROM OPERATIONS                 $324,175     $61,103      $113,391     $137,747      $11,934
                                        ===================================================================

See accompanying notes.

--------------------------------------------------------------------------------
FirstLine                             116

                       Security Life Separate Account L1

                          Year Ended December 31, 1996


                                                          VAN ECK
                                        ------------------------------------------
                                                                       GOLD AND
                                             TOTAL      WORLDWIDE       NATURAL
                                            VAN ECK      BALANCED      RESOURCES
                                        ------------------------------------------
INVESTMENT INCOME
Dividends from mutual funds                  $ 2,168       $   169         $ 1,999
Less:  Valuation period deductions             2,724         1,304           1,420
 (See Note B)
                                        ------------------------------------------
Net investment income (loss)                    (556)       (1,135)            579
                                        ------------------------------------------


REALIZED AND UNREALIZED GAINS
     (LOSSES) ON INVESTMENTS
Net realized gains (losses) on
     investments                              12,125         2,984           9,141
Net unrealized gains (losses) on
     investments                              28,035        19,343           8,692
                                        ------------------------------------------
Net realized and unrealized gains
     (losses) on investments                  40,160        22,327          17,833
                                        ------------------------------------------



NET INCREASE IN NET ASSETS
     RESULTING FROM OPERATIONS               $39,604       $21,192         $18,412
                                        ==========================================

See accompanying notes.

--------------------------------------------------------------------------------
FirstLine                             117

                       Security Life Separate Account L1

                       Statement of Changes in Net Assets

                          Year Ended December 31, 1996


                                             TOTAL
                                              ALL          TOTAL         TOTAL          TOTAL         TOTAL       TOTAL
                                           DIVISIONS        N&B          ALGER        FIDELITY       INVESCO     VAN ECK
                                        --------------------------------------------------------------------------------
INCREASE IN NET ASSETS

OPERATIONS
Net investment income (loss)              $   942,652   $   242,027   $    11,944   $    465,336   $  223,901   $   (556)
Net realized gains (losses) on                401,852        86,478        62,058         97,833      143,358     12,125
investments
Net unrealized gains (losses) on            2,675,307       557,274       396,915      1,736,167      (43,084)    28,035
investments
                                        --------------------------------------------------------------------------------
Increase in net assets from
     operations                             4,019,811       885,779       470,917      2,299,336      324,175     39,604
                                        --------------------------------------------------------------------------------

CHANGES FROM PRINCIPAL TRANSACTIONS
Net premiums                               44,534,972     2,246,849     2,646,310     38,833,137      609,861    198,815
Cost of insurance and
administrative expenses                    (2,843,666)     (378,501)     (531,589)    (1,733,703)    (158,637)   (41,236)

Benefit payments                               (9,641)            -        (9,457)          (184)           -          -
Surrenders                                   (139,851)      (10,863)      (32,300)       (89,374)      (5,730)    (1,584)
Net transfers among divisions
(including the guaranteed interest           (905,917)    3,446,134     6,535,350    (13,409,127)   2,217,943    303,783
 division in the general account)
Other                                         (25,415)        4,193        (1,186)       (29,113)       1,108       (417)
                                        --------------------------------------------------------------------------------
Increase from principal transactions       40,610,482     5,307,812     8,607,128     23,571,636    2,664,545    459,361
                                        --------------------------------------------------------------------------------

Total increase in net assets               44,630,293     6,193,591     9,078,045     25,870,972    2,988,720    498,965

Net assets at beginning of year            13,226,534     4,345,755     2,278,044      5,528,643      979,026     95,066
                                        --------------------------------------------------------------------------------

Net assets at end of year                 $57,856,827   $10,539,346   $11,356,089   $ 31,399,615   $3,967,746   $594,031
                                        ================================================================================

See accompanying notes.


--------------------------------------------------------------------------------
FirstLine                             118

                       Security Life Separate Account L1

                         Year Ended December 31, 1996


                                                                             N & B
                                  ---------------------------------------------------------------------------------------
                                                      LIMITED
                                        TOTAL         MATURITY                          GOVERNMENT
                                         N&B            BOND            GROWTH            INCOME            PARTNERS
                                  ---------------------------------------------------------------------------------------

INCREASE IN NET ASSETS

OPERATIONS
Net investment income (loss)           $   242,027   $  114,087   $   66,887    $   26,538   $   34,515
Net realized gains (losses)
on investments                              86,478      (16,561)     (22,601)        3,867      121,773
Net unrealized gains (losses)
on investments                             557,274      (29,330)      65,061           443      521,100
                                       ----------------------------------------------------------------
Increase in net assets
from operations                            885,779       68,196      109,347        30,848      677,388
                                       ----------------------------------------------------------------
CHANGES FROM PRINCIPAL
    TRANSACTIONS
Net premiums                             2,246,849      317,539      634,087       372,680      922,543
Cost of insurance and
administrative expenses                   (378,501)     (74,422)    (101,596)      (56,065)    (146,418)
Benefit payments                                 -            -            -             -            -
Surrenders                                 (10,863)      (1,157)      (2,385)          (48)      (7,273)
Net transfers among divisions
(including the guaranteed interest
 division in the general account)        3,446,134      398,684      433,683       368,389    2,245,378
Other                                        4,193         (272)        (579)           41        5,003
                                       ----------------------------------------------------------------
Increase from principal
     transactions                        5,307,812      640,372      963,210       684,997    3,019,233
                                       ----------------------------------------------------------------
Total increase in net assets             6,193,591      708,568    1,072,557       715,845    3,696,621

Net assets at beginning of year          4,345,755    1,783,508      763,157       832,469      966,621
                                       ----------------------------------------------------------------
Net assets at end of year              $10,539,346   $2,492,076   $1,835,714    $1,548,314   $4,663,242
                                       ================================================================

See accompanying notes.
----------------------



--------------------------------------------------------------------------------
FirstLine                          119

                       Security Life Separate Account L1

                         Year Ended December 31, 1996


                                                          ALGER
                              -----------------------------------------------------------
                                                 AMERICAN         AMERICAN                    AMERICAN
                                   TOTAL           SMALL           MIDCAP       AMERICAN     LEVERAGED
                                   ALGER      CAPITALIZATION       GROWTH        GROWTH        ALLCAP
                              -------------------------------------------------------------------------
INCREASE IN NET ASSETS

OPERATIONS
Net investment income (loss)   $    11,944       $  (10,789)     $    3,037   $   21,022      $ (1,326)
Net realized gains (losses)
on investments                      62,058            8,187           9,936       22,907        21,028
Net unrealized gains (losses)
on investments                     396,915           58,340          89,398      227,107        22,070
                               -----------------------------------------------------------------------
Increase in net assets from
     operations                    470,917           55,738         102,371      271,036        41,772
                               -----------------------------------------------------------------------

CHANGES FROM PRINCIPAL
     TRANSACTIONS
Net premiums                     2,646,310          792,375         410,528    1,189,559       253,848
Cost of insurance and
administrative expenses           (531,589)        (209,010)        (92,306)    (193,812)      (36,461)
Benefit payments                    (9,457)          (4,658)              -            -        (4,799)
Surrenders                         (32,300)          (7,839)        (10,926)      (9,795)       (3,740)
Net transfers among
divisions (including
  the guaranteed interest
  division in the general
  account)                       6,535,350        2,581,122       1,649,714    1,717,965       586,549
Other                               (1,186)          (3,605)            587        1,213           619
                               -----------------------------------------------------------------------
Increase from principal
     transactions                8,607,128        3,148,385       1,957,597    2,705,130       796,016
                               -----------------------------------------------------------------------
Total increase in net assets     9,078,045        3,204,123       2,059,968    2,976,166       837,788

Net assets at beginning of
 year                            2,278,044        1,127,985         275,087      838,012        36,960
                               -----------------------------------------------------------------------
Net assets at end of year      $11,356,089       $4,332,108      $2,335,055   $3,814,178      $874,748
                               =======================================================================

See accompanying notes.
----------------------


--------------------------------------------------------------------------------
FirstLine                          120

                       Security Life Separate Account L1

                         Year Ended December 31, 1996


                                                                         FIDELITY
                                  -----------------------------------------------------------------------------------
                                        TOTAL         ASSET                                    MONEY
                                      FIDELITY       MANAGER      GROWTH       OVERSEAS       MARKET       INDEX 500
                                  -----------------------------------------------------------------------------------
INCREASE IN NET ASSETS

OPERATIONS
Net investment income (loss)      $    465,336   $    5,982   $   84,331    $   10,994   $    211,343   $   152,686
Net realized gains
 (losses) on investments                97,833        7,905        9,661        34,235              -        46,032
Net unrealized gains
 (losses) on investments             1,736,167       63,068      273,435       238,529              -     1,161,135
                                  ---------------------------------------------------------------------------------
Increase in net assets
 from operations                     2,299,336       76,955      367,427       283,758        211,343     1,359,853
                                  ---------------------------------------------------------------------------------

CHANGES FROM PRINCIPAL
     TRANSACTIONS
Net premiums                        38,833,137      202,285    1,158,382       537,007     36,012,540       922,923
Cost of insurance and
 administrative expenses            (1,733,703)     (59,703)    (298,466)     (145,781)      (938,219)     (291,534)
Benefit payments                          (184)           -            -             -              -          (184)
Surrenders                             (89,374)        (973)      (9,215)       (8,511)       (56,983)      (13,692)
Net transfers among
 divisions (including
 the guaranteed
 interest division in
 the general account)              (13,409,127)   1,199,005    4,485,230     2,637,971    (28,785,556)    7,054,223
Other                                  (29,113)         277          (47)          (13)       (27,783)       (1,547)
                                  ---------------------------------------------------------------------------------
Increase from principal
     transactions                   23,571,636    1,340,891    5,335,884     3,020,673      6,203,999     7,670,189
                                  ---------------------------------------------------------------------------------
Total increase in net assets        25,870,972    1,417,846    5,703,311     3,304,431      6,415,342     9,030,042

Net assets at
 beginning of year                   5,528,643      127,491    1,346,108       970,698      1,880,324     1,204,022
                                  ---------------------------------------------------------------------------------
Net assets at end of year         $ 31,399,615   $1,545,337   $7,049,419    $4,275,129   $  8,295,666   $10,234,064
                                  =================================================================================

See accompanying notes.
----------------------


--------------------------------------------------------------------------------
FirstLine                          121

                       Security Life Separate Account L1

                         Year Ended December 31, 1996


                                                   INVESCO
                                ----------------------------------------------------------------
                                     TOTAL        TOTAL     INDUSTRIAL
                                    INVESCO      RETURN       INCOME     HIGH YIELD    UTILITIES
                                ----------------------------------------------------------------
INCREASE IN NET ASSETS

OPERATIONS
Net investment income (loss)      $  223,901     $ 21,883   $   89,544   $  108,319     $  4,155
Net realized gains (losses)
on investments                       143,358       28,264       30,929       82,830        1,335
Net unrealized gains (losses)
on investments                       (43,084)      10,956       (7,082)     (53,402)       6,444
                                  --------------------------------------------------------------
Increase in net assets
from operations                      324,175       61,103      113,391      137,747       11,934
                                  --------------------------------------------------------------

CHANGES FROM PRINCIPAL
     TRANSACTIONS
Net premiums                         609,861      199,674      243,848      121,818       44,521
Cost of insurance
 and administrative expenses        (158,637)     (45,283)     (55,233)     (48,934)      (9,187)
Benefit payments                           -            -            -            -            -
Surrenders                            (5,730)      (2,038)      (2,171)      (1,386)        (135)
Net transfers among divisions
 (including the
 guaranteed interest
 division in the
 general account)                  2,217,943      506,505      810,269      750,404      150,765
Other                                  1,108          943         (126)         277           14
                                  --------------------------------------------------------------
Increase from principal
     transactions                  2,664,545      659,801      996,587      822,179      185,978
                                  --------------------------------------------------------------
Total increase in net assets       2,988,720      720,904    1,109,978      959,926      197,912

Net assets at
 beginning of year                   979,026      153,563      259,639      545,475       20,349
                                  --------------------------------------------------------------
Net assets at end of year         $3,967,746     $874,467   $1,369,617   $1,505,401     $218,261
                                  ==============================================================

See accompanying notes.
----------------------


--------------------------------------------------------------------------------
FirstLine                          122

                       Security Life Separate Account L1

                         Year Ended December 31, 1996


                                    VAN ECK
                     --------------------------------------
                                                  GOLD AND
                          TOTAL      WORLDWIDE     NATURAL
                         VAN ECK     BALANCED     RESOURCES
                     --------------------------------------
INCREASE IN NET
 ASSETS

OPERATIONS
Net investment
 income (loss)           $   (556)    $ (1,135)    $    579
Net realized gains
 (losses) on
 investments               12,125        2,984        9,141
Net unrealized gains
 (losses) on
 investments               28,035       19,343        8,692
                         ----------------------------------
Increase in net
 assets from
     operations            39,604       21,192       18,412
                         ----------------------------------


CHANGES FROM PRINCIPAL
     TRANSACTIONS
Net premiums              198,815      135,181       63,634
Cost of insurance
 and administrative
 expenses                 (41,236)     (29,480)     (11,756)
Benefit payments                -            -            -
Surrenders                 (1,584)      (1,584)           -
Net transfers among
 divisions
 (including the
 guaranteed interest
 division in the
 general account)         303,783      126,152      177,631
Other                        (417)        (468)          51
                         ----------------------------------
Increase from
 principal transactions   459,361      229,801      229,560
                         ----------------------------------
Total increase in
 net assets               498,965      250,993      247,972

Net assets at
 beginning of year         95,066       76,812       18,254
                         ----------------------------------
Net assets at end of
 year                    $594,031     $327,805     $266,226
                         ==================================

See accompanying notes.
----------------------

--------------------------------------------------------------------------------
FirstLine                          123

                       Security Life Separate Account L1

                      Statement of Changes in Net Assets

                         Year Ended December 31, 1995


                                          TOTAL
                                           ALL          TOTAL        TOTAL        TOTAL         TOTAL       TOTAL
                                        DIVISIONS        N&B         ALGER       FIDELITY      INVESCO     VAN ECK
                                     ------------------------------------------------------------------------------

INCREASE IN NET ASSETS

OPERATIONS
Net investment income (loss)           $    97,403   $  (11,173)  $   (5,428)  $    60,063     $ 53,712     $   229
Net realized gains (losses)
on investments                              76,547       25,418       17,143        28,840        4,788         358
Net unrealized gains
 (losses) on investments                   186,727      144,429      (54,571)      102,924       (6,574)        519
                                       ----------------------------------------------------------------------------
Increase (decrease) in
 net assets from operations                360,677      158,674      (42,856)      191,827       51,926       1,106
                                       ----------------------------------------------------------------------------

CHANGES FROM PRINCIPAL
     TRANSACTIONS
Net premiums                            13,329,581       39,552      255,704    12,996,026       28,034      10,265
Cost of insurance and
 administrative expenses                  (515,616)     (94,109)     (72,491)     (327,795)     (17,857)     (3,364)
Net transfers among divisions
 (including the guaranteed
 interest division in
 the general account)                            -    4,235,249    2,130,456    (7,368,518)     915,744      87,069
Other                                       19,851        6,389        7,231         5,062        1,179         (10)
                                       ----------------------------------------------------------------------------
Increase from principal
     transactions                       12,833,816    4,187,081    2,320,900     5,304,775      927,100      93,960
                                       ----------------------------------------------------------------------------
Total increase in net assets            13,194,493    4,345,755    2,278,044     5,496,602      979,026      95,066

Net assets at beginning
 of year                                    32,041            -            -        32,041            -           -
                                       ----------------------------------------------------------------------------
Net assets at end of year              $13,226,534   $4,345,755   $2,278,044   $ 5,528,643     $979,026     $95,066
                                       ============================================================================

See accompanying notes.
----------------------

--------------------------------------------------------------------------------
FirstLine                          124

                       Security Life Separate Account L1

                         Year Ended December 31, 1995


                                                            N & B
                             ------------------------------------------------------------------------
                                             LIMITED
                                  TOTAL      MATURITY                    GOVERNMENT       PARTNERS
                                   N&B         BOND        GROWTH          INCOME
                             ------------------------------------------------------------------------
INCREASE IN NET ASSETS

OPERATIONS
Net investment income (loss)   $  (11,173)  $   (4,559)     $ (1,683)     $ (2,366)   $ (2,565)
Net realized gains (losses)
on investments                     25,418        8,399         4,077         2,729      10,213
Net unrealized gains (losses)
on investments                    144,429       54,564        (1,928)       33,629      58,164
                               ---------------------------------------------------------------
Increase (decrease) in net
assets from operations            158,674       58,404           466        33,992      65,812
                               ---------------------------------------------------------------

CHANGES FROM PRINCIPAL
     TRANSACTIONS
Net premiums                       39,552        4,133        13,771        12,086       9,562
Cost of insurance and
administrative expenses           (94,109)     (25,947)      (23,846)      (15,635)    (28,681)
Net transfers among divisions
 (including the
 guaranteed interest
 division in the
 general account)               4,235,249    1,745,908       770,482       801,675     917,184
Other                               6,389        1,010         2,284           351       2,744
                               ---------------------------------------------------------------
Increase from principal
     transactions               4,187,081    1,725,104       762,691       798,477     900,809
                               ---------------------------------------------------------------
Total increase in net assets    4,345,755    1,783,508       763,157       832,469     966,621

Net assets at
 beginning of year                      -            -             -             -           -
                               ---------------------------------------------------------------
Net assets at end of year      $4,345,755   $1,783,508      $763,157      $832,469    $966,621
                               ===============================================================

See accompanying notes.
----------------------

--------------------------------------------------------------------------------
FirstLine                          125

                       Security Life Separate Account L1

                         Year Ended December 31, 1995


                                                         ALGER
                                ---------------------------------------------------------------------
                                                   AMERICAN       AMERICAN                  AMERICAN
                                      TOTAL          SMALL         MIDCAP      AMERICAN    LEVERAGED
                                      ALGER     CAPITALIZATION     GROWTH       GROWTH       ALLCAP
                                ---------------------------------------------------------------------

INCREASE IN NET ASSETS

OPERATIONS
Net investment income (loss)       $   (5,428)      $   (2,496)    $   (548)   $ (2,242)      $  (142)
Net realized gains (losses)
on investments                         17,143           19,457        3,402       1,513        (7,229)
Net unrealized gains (losses)
on investments                        (54,571)         (57,427)       3,400      (1,664)        1,120
                                   ------------------------------------------------------------------
Increase (decrease) in net
assets from operations                (42,856)         (40,466)       6,254      (2,393)       (6,251)
                                   ------------------------------------------------------------------

CHANGES FROM PRINCIPAL
     TRANSACTIONS
Net premiums                          255,704          224,681       18,375       9,493         3,155
Cost of insurance and
 administrative expenses              (72,491)         (24,235)      (8,062)    (38,073)       (2,121)
Net transfers among divisions
 (including the guaranteed
 interest division in the
 general account)                   2,130,456          963,613      257,593     866,852        42,398
Other                                   7,231            4,392          927       2,133          (221)
                                   ------------------------------------------------------------------
Increase from principal
     transactions                   2,320,900        1,168,451      268,833     840,405        43,211
                                   ------------------------------------------------------------------
Total increase in net assets        2,278,044        1,127,985      275,087     838,012        36,960

Net assets at beginning of year             -                -            -           -             -
                                   ------------------------------------------------------------------
Net assets at end of year          $2,278,044       $1,127,985     $275,087    $838,012       $36,960
                                   ==================================================================

See accompanying notes.
----------------------


--------------------------------------------------------------------------------
FirstLine                          126

                       Security Life Separate Account L1

                         Year Ended December 31, 1995


                                                             FIDELITY
                        --------------------------------------------------------------------------------
                             TOTAL         ASSET                                   MONEY
                            FIDELITY      MANAGER      GROWTH      OVERSEAS       MARKET       INDEX 500
                        --------------------------------------------------------------------------------
INCREASE IN NET ASSETS

OPERATIONS
Net investment income     $    60,063     $   (257)  $   (3,373)    $ (2,080)  $     68,179   $   (2,406)
 (loss)
Net realized gains
 (losses) on
 investments                   28,840          632       13,932        2,684              -       11,592
Net unrealized gains
 (losses) on
 investments                  102,924        6,607      (11,822)      28,250              -       79,889
                          ------------------------------------------------------------------------------
Increase (decrease) in
 net assets from
 operations                   191,827        6,982       (1,263)      28,854         68,179       89,075
                           ------------------------------------------------------------------------------

CHANGES FROM PRINCIPAL
     TRANSACTIONS
Net premiums                12,996,026       18,939       37,113       24,037     12,848,110       67,827
Cost of insurance and
 administrative expenses      (327,795)      (5,716)     (45,365)     (17,969)      (242,041)     (16,704)
Net transfers among
 divisions (including
 the guaranteed interest
 division in the general
 account)                   (7,368,518)     107,141    1,355,450      935,792    (10,830,183)   1,063,282
Other                            5,062          145          173          (16)         4,218          542
                           ------------------------------------------------------------------------------
Increase from principal
 transactions                5,304,775      120,509    1,347,371      941,844      1,780,104    1,114,947
                           ------------------------------------------------------------------------------
Total increase in net
 assets                      5,496,602      127,491    1,346,108      970,698      1,848,283    1,204,022

Net assets at beginning
 of year                        32,041            -            -            -         32,041            -
                           ------------------------------------------------------------------------------
Net assets at end of
 year                      $ 5,528,643     $127,491   $1,346,108     $970,698   $  1,880,324   $1,204,022
                           ==============================================================================

See accompanying notes.
----------------------

--------------------------------------------------------------------------------
FirstLine                          127

                       Security Life Separate Account L1

                         Year Ended December 31, 1995


                                                             INVESCO
                               ----------------------------------------------------------------
                                    TOTAL        TOTAL     INDUSTRIAL
                                   INVESCO      RETURN       INCOME     HIGH YIELD    UTILITIES
                               ----------------------------------------------------------------
INCREASE IN NET ASSETS

OPERATIONS
Net investment income (loss)       $ 53,712     $  2,850     $  8,653     $ 42,118      $    91
Net realized gains (losses)
on investments                        4,788        2,380        1,156        1,237           15
Net unrealized gains (losses)
on investments                       (6,574)       2,264       12,495      (22,224)         891
                                   ------------------------------------------------------------
Increase (decrease) in net
assets from operations               51,926        7,494       22,304       21,131          997
                                   ------------------------------------------------------------

CHANGES FROM PRINCIPAL
     TRANSACTIONS
Net premiums                         28,034        3,844       12,548        8,941        2,701
Cost of insurance and
administrative expenses             (17,857)      (4,401)      (5,390)      (6,776)      (1,290)
Net transfers among divisions
 (including the guaranteed
 interest division in
 the general account)               915,744      145,676      230,040      522,094       17,934
Other                                 1,179          950          137           85            7
                                   ------------------------------------------------------------
Increase from principal
     transactions                   927,100      146,069      237,335      524,344       19,352
                                   ------------------------------------------------------------
Total increase in net assets        979,026      153,563      259,639      545,475       20,349

Net assets at beginning of year           -            -            -            -            -
                                   ------------------------------------------------------------
Net assets at end of year          $979,026     $153,563     $259,639     $545,475      $20,349
                                   ============================================================

See accompanying notes.
----------------------

--------------------------------------------------------------------------------
FirstLine                          128

                       Security Life Separate Account L1

                         Year Ended December 31, 1995


                                           VAN ECK
                         -----------------------------------------
                                                        GOLD AND
                              TOTAL      WORLDWIDE       NATURAL
                             VAN ECK      BALANCED      RESOURCES
                         -----------------------------------------
INCREASE IN NET ASSETS

OPERATIONS

Net investment income         $   229       $   245        $   (16)
 (loss)
Net realized gains
 (losses) on investments          358            (5)           363
Net unrealized gains
 (losses) on investments          519           (62)           581
                              ------------------------------------
Increase (decrease) in
 net assets from operations     1,106           178            928
                              ------------------------------------

CHANGES FROM PRINCIPAL
     TRANSACTIONS
Net premiums                   10,265         6,352          3,913
Cost of insurance and
 administrative expenses       (3,364)       (2,360)        (1,004)
Net transfers among divisions
 (including the
 guaranteed interest
 division in the general
 account)                      87,069        72,661         14,408
Other                             (10)          (19)             9
                              ------------------------------------
Increase from principal
     transactions              93,960        76,634         17,326
                              ------------------------------------
Total increase in net
 assets                        95,066        76,812         18,254

Net assets at beginning
 of year                            -             -              -
                              ------------------------------------
Net assets at end of year     $95,066       $76,812        $18,254
                              ====================================

See accompanying notes.
----------------------

--------------------------------------------------------------------------------
FirstLine                          129

                       Security Life Separate Account L1

                         Notes to Financial Statements

                               December 31, 1996


NOTE A. ORGANIZATION

Security Life Separate Account L1 (the "Separate Account") was established by resolution of the Board of Directors of Security Life of Denver Insurance Company (the "Company") on November 3, 1993. The Separate Account is organized as a unit investment trust registered with the Securities and Exchange Commission under the Investment Company Act of 1940.

The Separate Account supports the operations of the FirstLine and Strategic Advantage Variable Universal Life ("FirstLine and Strategic Advantage") policies offered by the Company. The Separate Account may be used to support other variable life policies as they are offered by the Company. The assets of the Separate Account are the property of the Company. However, the portion of the Separate Account's assets attributable to the policies will not be chargeable with liabilities arising out of any other operations of the Company.

The Separate Account currently consists of nineteen investment divisions available to the policyholders, each of which invests in an independently managed mutual fund portfolio ("Fund"). The Funds are as follows:

PORTFOLIO MANAGERS/PORTFOLIOS (FUNDS)

Neuberger & Berman (N&B)
  Neuberger & Berman Limited Maturity Bond Portfolio
  Neuberger & Berman Growth Portfolio
  Neuberger & Berman Government Income Portfolio
  Neuberger & Berman Partners Portfolio






--------------------------------------------------------------------------------
FirstLine                          130

                       Security Life Separate Account L1

NOTE A. ORGANIZATION (CONTINUED)

Fred Alger Management, Inc.  (Alger)
  Alger American Small Capitalization Portfolio
  Alger American MidCap Growth Portfolio
  Alger American Growth Portfolio
  Alger American Leveraged AllCap Portfolio

Fidelity Management & Research Company (Fidelity)
  Fidelity Investments VIP II Asset Manager Portfolio
  Fidelity Investments VIP Growth Portfolio
  Fidelity Investments VIP Overseas Portfolio
  Fidelity Investments VIP Money Market Portfolio
  Fidelity Investments VIP II Index 500 Portfolio

INVESCO Funds Group, Inc. (INVESCO)
  INVESCO VIF Total Return Portfolio
  INVESCO VIF Industrial Income Portfolio
  INVESCO VIF High Yield Portfolio
  INVESCO VIF Utilities Portfolio

Van Eck Investment Trust (Van Eck)
  Van Eck Worldwide Balanced Portfolio
  Van Eck Gold and Natural Resources Portfolio

The FirstLine and Strategic Advantage policies allow the policyholders to specify the allocation of their net premium to the various Funds. They can also transfer their account values among the Funds. The FirstLine and Strategic Advantage products also provide the policyholders the option to allocate their net premiums, or to transfer their account values, to a Guaranteed Interest Division (GID) in the Company's general account. The GID guarantees a rate of interest to the policyholder, and it is not variable in nature. Therefore, it is not included in these Separate Account statements.

Effective May 1, 1997, the Divisions of the Separate Account investing in the Neuberger & Berman Government Income Portfolio and the Van Eck Worldwide Balanced Fund will no longer be accepting new investments.



--------------------------------------------------------------------------------
FirstLine                          131

                       Security Life Separate Account L1

NOTE B. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements of the Separate Account have been prepared on the basis of generally accepted accounting principles. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The accounting principles followed by the Separate Account and the methods of applying those principles are presented below or in the footnotes which follow:

INVESTMENT VALUATION--The investments in shares of the Funds are valued at the closing net asset value (market value) per share as determined by the Funds on the day of measurement.

INVESTMENT TRANSACTIONS AND RELATED INVESTMENT INCOME--The investments in shares of the Funds are accounted for on the date the order to buy or sell is confirmed. Dividend income and distributions of capital gains are recorded on the ex-dividend date. Realized gains and losses from security transactions are reported using the first-in-first-out (FIFO) method of accounting for cost. The difference between cost and current market value of investments owned on the day of measurement is recorded as unrealized gain or loss on investment.

VALUATION PERIOD DEDUCTIONS--Charges are made directly against the assets of the Separate Account divisions and are reflected daily in the computation of the unit values of the divisions.

For FirstLine and Strategic Advantage policies, a daily deduction, at an annual rate of .75% of the daily asset value of the Separate Account divisions is charged to the Separate Account for mortality and expense risks assumed by the Company. Total mortality and expense charges for the year ended December 31, 1996 were $241,127.





--------------------------------------------------------------------------------
FirstLine                          132

                       Security Life Separate Account L1

NOTE B. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

POLICYHOLDER RESERVES--Policyholder reserves are recorded in the Separate Account at the aggregate account values of the policyholders invested in the Separate Account divisions. To the extent that benefits to be paid to the policyholders exceed their account values, the Company will contribute additional funds to the benefit proceeds.

NOTE C. INVESTMENTS

Fund shares are purchased at net asset value with net premiums (premium payments, less sales and tax loads charged by the Company) and divisional transfers from other divisions. Fund shares are redeemed for the payment of benefits, for surrenders, for transfers to other divisions, and for charges by the Company for certain cost of insurance and administrative charges. The cost of insurance and administrative charges were $2,843,666 for the year ended December 31, 1996. Distributions made by the Funds are reinvested in the Funds.







--------------------------------------------------------------------------------
FirstLine                          133

                       Security Life Separate Account L1

NOTE C. INVESTMENTS (CONTINUED)

The following is a summary of fund shares owned as of December 31, 1996:

                                 NUMBER         NET         VALUE
                                   OF          ASSET      OF SHARES      COST OF
            FUND                 SHARES        VALUE      AT MARKET       SHARES
-----------------------------------------------------------------------------------
Neuberger & Berman:
     Limited Maturity Bond      177,488.06       $14.05   $ 2,493,707   $ 2,468,473
     Growth                      69,729.59        25.78     1,797,629     1,734,496
     Government Income          145,723.35        10.63     1,549,039     1,514,968
     Partners                   282,829.62        16.48    4,661,032`     4,081,769

Fred Alger Management, Inc.:
     American Small
     Capitalization             109,518.40        40.91     4,480,399     4,479,487
     American MidCap Growth     108,136.97        21.35     2,308,724     2,215,923
     American Growth            110,939.21        34.33     3,808,543     3,583,100
     American Leveraged AllCap   45,069.71        19.36       872,550       849,359

Fidelity Management &
  Research Co.:
     Asset Manager               89,386.84        16.93     1,513,317     1,443,642
     Growth                     224,729.85        31.14     6,998,086     6,736,473
     Overseas                   226,456.08        18.84     4,266,432     3,999,654
     Money Market             7,785,142.70         1.00     7,785,143     7,785,143
     Index 500                  114,727.97        89.13    10,225,704     8,984,680

INVESCO Funds Group, Inc.:
     Total Return                63,713.18        13.21       841,651       828,431
     Industrial Income           95,691.99        14.33     1,371,266     1,365,853
     High Yield                 114,747.49        11.78     1,351,726     1,427,352
     Utilities                   18,274.30        11.95       218,378       211,043

Van Eck Investment Trust:
     Worldwide Balanced          29,433.17        11.14       327,886       308,605
     Gold and Natural
      Resources                  15,931.07        16.72       266,367       257,094
                                                       ----------------------------
Total                                                     $57,137,579   $54,275,545
                                                       ============================

For the year ended December 31, 1996, the aggregate cost of purchases (plus reinvested dividends) and the proceeds from sales of investments were $71,906,031 and $31,000,056, respectively.


--------------------------------------------------------------------------------
FirstLine                          134

                       Security Life Separate Account L1

NOTE D. OTHER POLICY DEDUCTIONS

The FirstLine and Strategic Advantage products provide for certain deductions for sales and tax loads from premium payments received from the policyholders and for surrender charges and taxes from amounts paid to policyholders. Such deductions are taken before the purchase of divisional units or after the redemption of divisional units of the Separate Account. Such deductions are not included in the Separate Account financial statements.

NOTE E. POLICY LOANS

The FirstLine and Strategic Advantage policies allow the policyholders to borrow against their policies by using them as collateral for a loan. At the time they borrow against their policies, an amount equal to the loan amount is transferred from the Separate Account divisions to a Loan Division to secure the loan. As payments are made on the policy loan, amounts are transferred back from the Loan Division to the Separate Account divisions. Interest is credited to the balance in the Loan Division at a fixed rate. The Loan Division is not variable in nature and is not included in these Separate Account statements.

NOTE F. FEDERAL INCOME TAXES

The Separate Account is not taxed separately because the operations of the Separate Account are part of the total operations of the Company. The Company is taxed as a life insurance company under the Internal Revenue Code. The Separate Account is not taxed as a "Regulated Investment Company" under subchapter "M" of the Internal Revenue Code.







--------------------------------------------------------------------------------
FirstLine                          135

                       Security Life Separate Account L1

NOTE G. SUMMARY OF CHANGES IN UNITS

The following schedule summarizes the changes in divisional units for the year ended December 31, 1996:

                                                          INCREASE         (DECREASE)
                          OUTSTANDING     INCREASE       (DECREASE)       FOR COI AND      OUTSTANDING
                         AT BEGINNING   FOR PAYMENTS   FOR DIVISIONAL    ADMINISTRATIVE      AT END
                                                                          CHARGES AND
       DIVISION             OF YEAR       RECEIVED        TRANSFERS        SURRENDERS        OF YEAR
-------------------------------------------------------------------------------------------------------
Neuberger & Berman:
     Limited Maturity      162,009.578     22,341.563      34,959.370          (584.620)    218,725.891
      Bond
     Growth                 60,162.107     40,992.586      33,140.220          (726.930)    133,567.983
     Government Income      77,187.706     30,340.987      35,590.000          (345.290)    142,773.403
     Partners               73,535.288     52,840.719     150,615.480        (1,099.030)    275,892.457

Fred Alger Management,
 Inc.:
     American Small
      Capitalization        80,027.266     41,830.466     176,940.020        (1,724.430)    297,073.322
     American MidCap
      Growth                19,692.860     21,703.253     110,111.630        (1,027.270)    150,480.473
     American Growth        69,805.233     79,036.444     135,021.170        (1,687.560)    282,175.287
     American
      Leveraged AllCap       2,494.731     14,117.529      37,093.470          (661.260)     53,044.470

Fidelity Management &
 Research Co:
     Asset Manager          11,627.088     11,928.100     100,648.740          (295.760)    123,908.168
     Growth                102,248.988     60,000.429     309,854.870        (1,818.620)    470,285.667
     Overseas               93,906.733     36,170.266     239,414.430        (1,543.320)    367,948.109
     Money Market          178,653.159  3,174,656.740  (2,593,671.600)       (5,930.330)    753,707.969
     Index 500              91,903.027     43,453.963     507,578.000        (2,044.340)    640,890.650

INVESCO Funds Group,
 Inc.:
     Total Return           12,602.664     11,847.269      40,812.090          (771.540)     64,490.483
     Industrial Income      20,026.102     12,961.494      54,377.610          (329.850)     87,035.356
     High Yield             45,708.358      5,929.679      57,717.210          (356.140)    108,999.107
     Utilities               1,879.859      3,104.181      13,093.330           (68.880)     18,008.490

Van Eck Investment
 Trust:
     Worldwide Balanced      7,739.274     10,375.993      12,036.370          (342.850)     29,808.787
     Gold and Natural
      Resources              1,765.913      4,573.270      15,683.750           (56.840)     21,966.093


--------------------------------------------------------------------------------
FirstLine                          136

                       Security Life Separate Account L1

NOTE G. SUMMARY OF CHANGES IN UNITS (CONTINUED)

The following schedule summarizes the changes in divisional units for the year ended December 31, 1995:


                                                                         (DECREASE)
                          OUTSTANDING                    INCREASE          FOR COI
                              AT         INCREASE       (DECREASE)           AND        OUTSTANDING
                           BEGINNING   FOR PAYMENTS   FOR DIVISIONAL   ADMINISTRATIVE     AT END
        DIVISION            OF YEAR      RECEIVED        TRANSFERS         CHARGES        OF YEAR
---------------------------------------------------------------------------------------------------
Neuberger & Berman:
     Limited Maturity           0.000        382.961     164,031.781       (2,405.164)  162,009.578
      Bond
     Growth                     0.000      1,107.568      60,922.448       (1,867.909)   60,162.107
     Government Income          0.000      1,154.992      77,524.888       (1,492.174)   77,187.706
     Partners                   0.000        777.847      75,027.133       (2,269.692)   73,535.288

Fred Alger Management,
 Inc.:
     American Small
      Capitalization            0.000     15,032.912      66,694.332       (1,699.978)   80,027.266
     American MidCap
      Growth                    0.000      1,336.898      18,942.171         (586.209)   19,692.860
     American Growth            0.000        795.728      72,142.081       (3,132.576)   69,805.233
     American Leveraged
      AllCap                    0.000        217.078       2,424.066         (146.413)    2,494.731

Fidelity Management &
 Research Co:
     Asset Manager              0.000      1,811.445      10,363.454         (547.811)   11,627.088
     Growth                     0.000      2,796.390     102,856.769       (3,404.171)  102,248.988
     Overseas                   0.000      2,389.778      93,305.776       (1,788.821)   93,906.733
     Money Market           3,200.637  1,244,243.280  (1,045,323.517)     (23,467.241)  178,653.159
     Index 500                  0.000      5,636.625      87,615.828       (1,349.426)   91,903.027

INVESCO Funds Group,
 Inc.:
     Total Return               0.000        329.342      12,652.423         (379.101)   12,602.664
     Industrial Income          0.000      1,040.189      19,427.874         (441.961)   20,026.102
     High Yield                 0.000        766.963      45,527.967         (586.572)   45,708.358
     Utilities                  0.000        261.166       1,744.166         (125.473)    1,879.859

Van Eck Investment
 Trust:
     Worldwide Balanced         0.000        639.571       7,336.953         (237.250)    7,739.274
     Gold and Natural
      Resources                 0.000        384.059       1,482.141         (100.287)    1,765.913


--------------------------------------------------------------------------------
FirstLine                          137

                       Security Life Separate Account L1

NOTE H. NET ASSETS

Net assets at December 31, 1996 consisted of the following:

                                                      ACCUMULATED        NET
                                        ACCUMULATED   NET REALIZED   UNREALIZED
                                         INVESTMENT      GAINS          GAINS
                           PRINCIPAL       INCOME     (LOSSES) ON    (LOSSES) ON
        DIVISION          TRANSACTIONS     (LOSS)     INVESTMENTS    INVESTMENTS    NET ASSETS
-----------------------------------------------------------------------------------------------
Neuberger & Berman:
     Limited Maturity
      Bond                 $ 2,365,476   $  109,528      $ (8,162)    $   25,234    $ 2,492,076
     Growth                  1,725,901       65,204       (18,524)        63,133      1,835,714
     Government Income       1,483,474       24,172         6,596         34,072      1,548,314
     Partners                3,920,042       31,950       131,986        579,264      4,663,242

Fred Alger Management,
 Inc.:
     American Small
      Capitalization         4,316,836      (13,285)       27,644            913      4,332,108
     American MidCap
      Growth                 2,226,430        2,489        13,338         92,798      2,335,055
     American Growth         3,545,535       18,780        24,420        225,443      3,814,178
     American Leveraged
      AllCap                   839,227       (1,468)       13,799         23,190        874,748

Fidelity Management &
 Research Co:
     Asset Manager           1,461,400        5,725         8,537         69,675      1,545,337
     Growth                  6,683,255       80,958        23,593        261,613      7,049,419
     Overseas                3,962,517        8,914        36,919        266,779      4,275,129
     Money Market            8,016,110      279,556             -              -      8,295,666
     Index 500               8,785,136      150,280        57,624      1,241,024     10,234,064

INVESCO Funds Group,
 Inc.:
     Total Return              805,870       24,733        30,644         13,220        874,467
     Industrial Income       1,233,922       98,197        32,085          5,413      1,369,617
     High Yield              1,346,523      150,437        84,067        (75,626)     1,505,401
     Utilities                 205,330        4,246         1,350          7,335        218,261

Van Eck Investment
 Trust:
     Worldwide Balanced        306,435         (890)        2,979         19,281        327,805
     Gold and Natural
      Resources                246,886          563         9,504          9,273        266,226
                           --------------------------------------------------------------------
Total                      $53,476,305   $1,040,089      $478,399     $2,862,034    $57,856,827
                           ====================================================================


--------------------------------------------------------------------------------
FirstLine                          138

APPENDIX A

                                Factors for the
                          Cash Value Accumulation Test
                          For a Life Insurance Policy

                                MALE NONSMOKER


 Attained            Attained           Attained          Attained
   Age      Factor     Age     Factor     Age    Factor     Age    Factor
    0       12.574      25     6.095       50    2.671       75    1.396
    1       12.681      26     5.904       51    2.589       76    1.372
    2       12.341      27     5.717       52    2.509       77    1.349
    3       11.996      28     5.533       53    2.433       78    1.328
    4       11.655      29     5.354       54    2.360       79    1.307

    5       11.316      30     5.179       55    2.290       80    1.288
    6       10.979      31     5.008       56    2.223       81    1.270
    7       10.644      32     4.843       57    2.159       82    1.253
    8       10.311      33     4.682       58    2.097       83    1.236
    9        9.982      34     4.527       59    2.038       84    1.221

    10       9.660      35     4.376       60    1.982       85    1.207
    11       9.345      36     4.231       61    1.928       86    1.195
    12       9.041      37     4.091       62    1.877       87    1.183
    13       8.750      38     3.955       63    1.828       88    1.172
    14       8.476      39     3.825       64    1.781       89    1.161

    15       8.218      40     3.699       65    1.736       90    1.151
    16       7.973      41     3.577       66    1.694       91    1.141
    17       7.740      42     3.461       67    1.654       92    1.131
    18       7.517      43     3.348       68    1.615       93    1.120
    19       7.301      44     3.240       69    1.579       94    1.109

    20       7.091      45     3.136       70    1.544       95    1.097
    21       6.886      46     3.036       71    1.511       96    1.083
    22       6.684      47     2.939       72    1.480       97    1.069
    23       6.484      48     2.847       73    1.450       98    1.054
    24       6.288      49     2.757       74    1.422       99    1.040

                                                            100    1.000

THE POLICY'S BASE DEATH BENEFIT AT ANY TIME WILL BE AT LEAST EQUAL TO THE ACCOUNT VALUE TIMES THE APPROPRIATE FACTOR FROM THIS TABLE.

--------------------------------------------------------------------------------
FirstLine                             139

                                Factors for the
                          Cash Value Accumulation Test
                          For a Life Insurance Policy

                                MALE NONSMOKER

 Attained            Attained           Attained          Attained
   Age      Factor     Age     Factor     Age    Factor     Age    Factor
    0       10.511       25    4.963       50    2.267       75    1.330
    1       10.508       26    4.811       51    2.205       76    1.312
    2       10.203       27    4.661       52    2.145       77    1.295
    3        9.897       28    4.515       53    2.088       78    1.280
    4        9.597       29    4.371       54    2.034       79    1.265

    5        9.301       30    4.231       55    1.982       80    1.251
    6        9.007       31    4.094       56    1.933       81    1.238
    7        8.718       32    3.962       57    1.886       82    1.225
    8        8.433       33    3.834       58    1.841       83    1.213
    9        8.153       34    3.710       59    1.798       84    1.202

    10       7.879       35    3.590       60    1.757       85    1.191
    11       7.613       36    3.475       61    1.717       86    1.182
    12       7.356       37    3.363       62    1.680       87    1.173
    13       7.109       38    3.256       63    1.644       88    1.164
    14       6.876       39    3.153       64    1.610       89    1.155

    15       6.654       40    3.054       65    1.577       90    1.147
    16       6.456       41    2.959       66    1.547       91    1.138
    17       6.269       42    2.869       67    1.518       92    1.129
    18       6.091       43    2.782       68    1.490       93    1.120
    19       5.919       44    2.698       69    1.464       94    1.109

    20       5.752       45    2.619       70    1.438       95    1.097
    21       5.590       46    2.542       71    1.414       96    1.083
    22       5.430       47    2.469       72    1.391       97    1.069
    23       5.272       48    2.399       73    1.369       98    1.054
    24       5.117       49    2.331       74    1.349       99    1.040

                                                            100    1.000

THE POLICY'S BASE DEATH BENEFIT AT ANY TIME WILL BE AT LEAST EQUAL TO THE ACCOUNT VALUE TIMES THE APPROPRIATE FACTOR FROM THIS TABLE.

--------------------------------------------------------------------------------
FirstLine                             140

                                Factors for the
                          Cash Value Accumulation Test
                          For a Life Insurance Policy


                                FEMALE NONSMOKER

 Attained            Attained           Attained          Attained
   Age      Factor     Age     Factor     Age    Factor     Age    Factor

    0       14.687       25    6.861       50    3.013       75    1.493
    1       14.680       26    6.638       51    2.920       76    1.461
    2       14.279       27    6.421       52    2.831       77    1.430
    3       13.873       28    6.211       53    2.745       78    1.401
    4       13.471       29    6.007       54    2.662       79    1.373

    5       13.073       30    5.809       55    2.583       80    1.347
    6       12.682       31    5.618       56    2.507       81    1.322
    7       12.294       32    5.432       57    2.433       82    1.299
    8       11.915       33    5.252       58    2.362       83    1.278
    9       11.541       34    5.078       59    2.293       84    1.257

    10      11.175       35    4.910       60    2.226       85    1.239
    11      10.817       36    4.747       61    2.162       86    1.221
    12      10.469       37    4.590       62    2.100       87    1.205
    13      10.132       38    4.439       63    2.040       88    1.190
    14       9.807       39    4.294       64    1.983       89    1.176

    15       9.494       40    4.154       65    1.928       90    1.163
    16       9.192       41    4.019       66    1.876       91    1.150
    17       8.899       42    3.890       67    1.826       92    1.137
    18       8.617       43    3.765       68    1.778       93    1.125
    19       8.344       44    3.645       69    1.732       94    1.112

    20       8.078       45    3.530       70    1.688       95    1.098
    21       7.821       46    3.419       71    1.645       96    1.084
    22       7.571       47    3.312       72    1.604       97    1.069
    23       7.327       48    3.208       73    1.565       98    1.054
    24       7.091       49    3.109       74    1.528       99    1.040

                                                            100    1.000

THE POLICY'S BASE DEATH BENEFIT AT ANY TIME WILL BE AT LEAST EQUAL TO THE ACCOUNT VALUE TIMES THE APPROPRIATE FACTOR FROM THIS TABLE.

--------------------------------------------------------------------------------
FirstLine                             141

                                Factors for the
                          Cash Value Accumulation Test
                          For a Life Insurance Policy



                                FEMALE NONSMOKER

 Attained            Attained           Attained          Attained
   Age      Factor     Age     Factor     Age    Factor     Age    Factor
    0       13.162       25    6.032       50    2.728       75    1.451
    1       13.099       26    5.836       51    2.651       76    1.423
    2       12.723       27    5.647       52    2.578       77    1.396
    3       12.346       28    5.463       53    2.507       78    1.371
    4       11.974       29    5.285       54    2.438       79    1.347

    5       11.608       30    5.113       55    2.373       80    1.325
    6       11.248       31    4.946       56    2.310       81    1.303
    7       10.894       32    4.785       57    2.249       82    1.283
    8       10.547       33    4.629       58    2.190       83    1.263
    9       10.207       34    4.478       59    2.132       84    1.246

    10       9.874       35    4.332       60    2.076       85    1.229
    11       9.550       36    4.192       61    2.022       86    1.214
    12       9.234       37    4.056       62    1.969       87    1.199
    13       8.930       38    3.926       63    1.919       88    1.186
    14       8.636       39    3.801       64    1.870       89    1.173

    15       8.352       40    3.682       65    1.824       90    1.161
    16       8.085       41    3.568       66    1.780       91    1.149
    17       7.826       42    3.459       67    1.738       92    1.137
    18       7.577       43    3.354       68    1.697       93    1.125
    19       7.336       44    3.254       69    1.658       94    1.112

    20       7.102       45    3.158       70    1.620       95    1.098
    21       6.876       46    3.065       71    1.583       96    1.084
    22       6.655       47    2.976       72    1.547       97    1.069
    23       6.441       48    2.890       73    1.513       98    1.054
    24       6.234       49    2.808       74    1.481       99    1.040

                                                            100    1.000

THE POLICY'S BASE DEATH BENEFIT AT ANY TIME WILL BE AT LEAST EQUAL TO THE ACCOUNT VALUE TIMES THE APPROPRIATE FACTOR FROM THIS TABLE.

--------------------------------------------------------------------------------
FirstLine                             142

                                Factors for the
                          Cash Value Accumulation Test
                          For a Life Insurance Policy



                              UNISEX 1 NONSMOKER

 Attained            Attained           Attained          Attained
   Age      Factor     Age     Factor     Age    Factor     Age    Factor
    0       12.574       25    6.095       50    2.671       75    1.396
    1       12.681       26    5.904       51    2.589       76    1.372
    2       12.341       27    5.717       52    2.509       77    1.349
    3       11.996       28    5.533       53    2.433       78    1.328
    4       11.655       29    5.354       54    2.360       79    1.307

    5       11.316       30    5.179       55    2.290       80    1.288
    6       10.979       31    5.008       56    2.223       81    1.270
    7       10.644       32    4.843       57    2.159       82    1.253
    8       10.311       33    4.682       58    2.097       83    1.236
    9        9.982       34    4.527       59    2.038       84    1.221

    10       9.660       35    4.376       60    1.982       85    1.207
    11       9.345       36    4.231       61    1.928       86    1.195
    12       9.041       37    4.091       62    1.877       87    1.183
    13       8.750       38    3.955       63    1.828       88    1.172
    14       8.476       39    3.825       64    1.781       89    1.161

    15       8.218       40    3.699       65    1.736       90    1.151
    16       7.973       41    3.577       66    1.694       91    1.141
    17       7.740       42    3.461       67    1.654       92    1.131
    18       7.517       43    3.348       68    1.615       93    1.120
    19       7.301       44    3.240       69    1.579       94    1.109

    20       7.091       45    3.136       70    1.544       95    1.097
    21       6.886       46    3.036       71    1.511       96    1.083
    22       6.684       47    2.939       72    1.480       97    1.069
    23       6.484       48    2.847       73    1.450       98    1.054
    24       6.288       49    2.757       74    1.422       99    1.040

                                                            100    1.000

THE POLICY'S BASE DEATH BENEFIT AT ANY TIME WILL BE AT LEAST EQUAL TO THE ACCOUNT VALUE TIMES THE APPROPRIATE FACTOR FROM THIS TABLE.

--------------------------------------------------------------------------------
FirstLine                             143

                                Factors for the
                          Cash Value Accumulation Test
                          For a Life Insurance Policy


                              UNISEX 1 NONSMOKER

 Attained            Attained           Attained          Attained
   Age      Factor     Age     Factor     Age    Factor     Age    Factor
    0       10.511       25    4.963       50    2.267       75    1.330
    1       10.508       26    4.811       51    2.205       76    1.312
    2       10.203       27    4.661       52    2.145       77    1.295
    3        9.897       28    4.515       53    2.088       78    1.280
    4        9.597       29    4.371       54    2.034       79    1.265

    5        9.301       30    4.231       55    1.982       80    1.251
    6        9.007       31    4.094       56    1.933       81    1.238
    7        8.718       32    3.962       57    1.886       82    1.225
    8        8.433       33    3.834       58    1.841       83    1.213
    9        8.153       34    3.710       59    1.798       84    1.202

    10       7.879       35    3.590       60    1.757       85    1.191
    11       7.613       36    3.475       61    1.717       86    1.182
    12       7.356       37    3.363       62    1.680       87    1.173
    13       7.109       38    3.256       63    1.644       88    1.164
    14       6.876       39    3.153       64    1.610       89    1.155

    15       6.654       40    3.054       65    1.577       90    1.147
    16       6.456       41    2.959       66    1.547       91    1.138
    17       6.269       42    2.869       67    1.518       92    1.129
    18       6.091       43    2.782       68    1.490       93    1.120
    19       5.919       44    2.698       69    1.464       94    1.109

    20       5.752       45    2.619       70    1.438       95    1.097
    21       5.590       46    2.542       71    1.414       96    1.083
    22       5.430       47    2.469       72    1.391       97    1.069
    23       5.272       48    2.399       73    1.369       98    1.054
    24       5.117       49    2.331       74    1.349       99    1.040

                                                            100    1.000

THE POLICY'S BASE DEATH BENEFIT AT ANY TIME WILL BE AT LEAST EQUAL TO THE ACCOUNT VALUE TIMES THE APPROPRIATE FACTOR FROM THIS TABLE.

--------------------------------------------------------------------------------
FirstLine                             144

                                Factors for the
                          Cash Value Accumulation Test
                          For a Life Insurance Policy


                              UNISEX 2 NONSMOKER

 Attained            Attained           Attained          Attained
   Age      Factor     Age     Factor     Age    Factor     Age    Factor
    0       12.943       25    6.234       50    2.733       75    1.418
    1       13.032       26    6.037       51    2.649       76    1.392
    2       12.683       27    5.845       52    2.568       77    1.368
    3       12.327       28    5.657       53    2.490       78    1.345
    4       11.975       29    5.473       54    2.415       79    1.323

    5       11.626       30    5.294       55    2.343       80    1.303
    6       11.278       31    5.120       56    2.275       81    1.283
    7       10.934       32    4.950       57    2.209       82    1.265
    8       10.593       33    4.786       58    2.146       83    1.247
    9       10.256       34    4.627       59    2.085       84    1.231

    10       9.926       35    4.474       60    2.027       85    1.216
    11       9.604       36    4.325       61    1.972       86    1.202
    12       9.292       37    4.182       62    1.918       87    1.190
    13       8.994       38    4.043       63    1.868       88    1.178
    14       8.710       39    3.910       64    1.819       89    1.166

    15       8.443       40    3.782       65    1.773       90    1.155
    16       8.188       41    3.658       66    1.729       91    1.144
    17       7.945       42    3.539       67    1.687       92    1.133
    18       7.712       43    3.424       68    1.647       93    1.122
    19       7.487       44    3.314       69    1.609       94    1.110

    20       7.267       45    3.208       70    1.573       95    1.097
    21       7.053       46    3.106       71    1.538       96    1.084
    22       6.843       47    3.007       72    1.506       97    1.069
    23       6.637       48    2.912       73    1.475       98    1.054
    24       6.433       49    2.821       74    1.445       99    1.040

                                                            100    1.000

THE POLICY'S BASE DEATH BENEFIT AT ANY TIME WILL BE AT LEAST EQUAL TO THE ACCOUNT VALUE TIMES THE APPROPRIATE FACTOR FROM THIS TABLE.

--------------------------------------------------------------------------------
FirstLine                             145

                                Factors for the
                          Cash Value Accumulation Test
                          For a Life Insurance Policy


                              UNISEX 2 NONSMOKER

 Attained            Attained           Attained          Attained
   Age      Factor     Age     Factor     Age    Factor     Age    Factor
    0       10.942       25    5.143       50    2.347       75    1.361
    1       10.931       26    4.984       51    2.282       76    1.341
    2       10.616       27    4.828       52    2.221       77    1.323
    3       10.298       28    4.675       53    2.162       78    1.306
    4        9.985       29    4.526       54    2.105       79    1.289

    5        9.677       30    4.380       55    2.052       80    1.274
    6        9.373       31    4.239       56    2.000       81    1.259
    7        9.072       32    4.102       57    1.951       82    1.244
    8        8.777       33    3.969       58    1.904       83    1.230
    9        8.487       34    3.841       59    1.859       84    1.217

    10       8.203       35    3.717       60    1.816       85    1.205
    11       7.927       36    3.597       61    1.774       86    1.194
    12       7.660       37    3.481       62    1.735       87    1.183
    13       7.405       38    3.371       63    1.697       88    1.173
    14       7.161       39    3.264       64    1.660       89    1.163

    15       6.930       40    3.162       65    1.626       90    1.153
    16       6.721       41    3.064       66    1.594       91    1.143
    17       6.523       42    2.970       67    1.563       92    1.133
    18       6.334       43    2.880       68    1.534       93    1.122
    19       6.152       44    2.794       69    1.505       94    1.110

    20       5.975       45    2.711       70    1.478       95    1.097
    21       5.803       46    2.632       71    1.452       96    1.084
    22       5.634       47    2.556       72    1.427       97    1.069
    23       5.468       48    2.484       73    1.404       98    1.054
    24       5.305       49    2.414       74    1.382       99    1.040

                                                            100    1.000

THE POLICY'S BASE DEATH BENEFIT AT ANY TIME WILL BE AT LEAST EQUAL TO THE ACCOUNT VALUE TIMES THE APPROPRIATE FACTOR FROM THIS TABLE.

--------------------------------------------------------------------------------
FirstLine                             146

APPENDIX B

                                Factors for the
                   Guideline Premium/Cash Value Corridor Test
                          For a Life Insurance Policy

 Attained   Factor  Attained  Factor  Attained  Factor  Attained  Factor
   Age                Age               Age               Age

    0         2.50       25     2.50       50     1.85       75     1.05
    1         2.50       26     2.50       51     1.78       76     1.05
    2         2.50       27     2.50       52     1.71       77     1.05
    3         2.50       28     2.50       53     1.64       78     1.05
    4         2.50       29     2.50       54     1.57       79     1.05

    5         2.50       30     2.50       55     1.50       80     1.05
    6         2.50       31     2.50       56     1.46       81     1.05
    7         2.50       32     2.50       57     1.42       82     1.05
    8         2.50       33     2.50       58     1.38       83     1.05
    9         2.50       34     2.50       59     1.34       84     1.05

    10        2.50       35     2.50       60     1.30       85     1.05
    11        2.50       36     2.50       61     1.28       86     1.05
    12        2.50       37     2.50       62     1.26       87     1.05
    13        2.50       38     2.50       63     1.24       88     1.05
    14        2.50       39     2.50       64     1.22       89     1.05

    15        2.50       40     2.50       65     1.20       90     1.05
    16        2.50       41     2.43       66     1.19       91     1.04
    17        2.50       42     2.36       67     1.18       92     1.03
    18        2.50       43     2.29       68     1.17       93     1.02
    19        2.50       44     2.22       69     1.16       94     1.01

    20        2.50       45     2.15       70     1.15       95     1.00
    21        2.50       46     2.09       71     1.13       96     1.00
    22        2.50       47     2.03       72     1.11       97     1.00
    23        2.50       48     1.97       73     1.09       98     1.00
    24        2.50       49     1.91       74     1.07       99     1.00

                                                            100     1.00

THE POLICY'S BASE DEATH BENEFIT AT ANY TIME WILL BE AT LEAST EQUAL TO THE ACCOUNT VALUE TIMES THE APPROPRIATE FACTOR FROM THIS TABLE.

--------------------------------------------------------------------------------
FirstLine                             147

APPENDIX C

PERFORMANCE INFORMATION

POLICY PERFORMANCE

The following hypothetical illustrations demonstrate how the actual investment experience of each Division of the Variable Account affects the Cash Surrender Value, Account Value and Death Benefit of a Policy. These hypothetical illustrations are based on the actual historical return of each Portfolio as if a Policy had been issued on the date indicated. Each Portfolio's Annual Total Return is based on the total return calculated for each fiscal year. These Annual Total Return figures reflect the Portfolio's management fees and other operating expenses but do not reflect the Policy level or Variable Account asset based charges and deductions, which if reflected, would result in lower total return figures than those shown.

The illustrations are based on the payment of a $4,500 annual premium, paid at the beginning of each year, for a hypothetical Policy with a $200,000 face amount, the Cash Value Accumulation Test, death benefit Option 1, issued to a standard, nonsmoker male, Age 45. In each case, it is assumed that all premiums are allocated to the Division illustrated for the period shown. The benefits are calculated for a specific date. The amount and timing of Premium Payments and the use of other Policy features, such as Policy Loans, would affect individual Policy benefits.

The amounts shown for the Cash Surrender Values, Account Values and Death Benefits take into account the charges against premiums, current cost of insurance and monthly deductions, the daily charge against the Variable Account for mortality and expense risks, and each Portfolio's charges and expenses. See Charges, Deductions and Refund, page . This prospectus also contains illustrations based on assumed rates of return. See Illustrations of Death Benefits, Account Values, Surrender Values and Accumulated Premiums, page 51.

--------------------------------------------------------------------------------
FirstLine                             148

                           HYPOTHETICAL ILLUSTRATIONS

Nonsmoker Male Age 45                         Cash Value Accumulation Test
Standard Risk Class                           Death Benefit Option 1
Stated Death Benefit $200,000                 Annual Premium $ 4,500

------------------------------------------------------------------------------------------
NEUBERGER & BERMAN AMT LIMITED MATURITY BOND PORTFOLIO

                  Year                    Annual Total   Cash Surrender  Account   Death
                 Ended:                      Return*         Value        Value   Benefit
                12/31/87                      2.89%         2,150        3,675    200,000
                12/31/88                      7.17%         5,848        7,598    200,000
                12/31/89                     10.77%        10,053       12,028    200,000
                12/31/90                      8.32%        14,398       16,598    200,000
                12/31/91                     11.34%        19,879       22,079    200,000
                12/31/92                      5.18%        24,314       26,514    200,000
                12/31/93                      6.63%        29,356       31,556    200,000
                12/31/94                    (0.15)%        32,577       34,502    200,000
                12/31/95                     10.94%        39,991       41,641    200,000
                12/31/96                      4.31%        45,142       46,517    200,000


NEUBERGER & BERMAN AMT GOVERNMENT INCOME PORTFOLIO/1/

                  Year                    Annual Total   Cash Surrender  Account  Death
                 Ended:                     Return*          Value        Value   Benefit
                12/31/95                     11.76%           2,492      4,017    200,000
                12/31/96                      1.32%           5,759      7,509    200,000

NEUBERGER & BERMAN AMT GROWTH  PORTFOLIO

                  Year                    Annual Total   Cash Surrender  Account  Death
                 Ended:                     Return*          Value        Value   Benefit
                12/31/87                    (4.89)%           1,850       3,375    200,000
                12/31/88                     25.97%           6,872       8,622    200,000
                12/31/89                     29.47%          13,484      15,459    200,000
                12/31/90                    (8.19)%          14,945      17,145    200,000
                12/31/91                     29.73%          24,312      26,512    200,000
                12/31/92                      9.54%          30,277      32,477    200,000
                12/31/93                      6.79%          35,757      37,957    200,000
                12/31/94                    (4.99)%          36,949      38,874    200,000
                12/31/95                     31.73%          53,649      55,299    200,000
                12/31/96                      9.14%          62,202      63,577    200,000

The assumptions underlying these values are described in Performance Information, page 147.

* These Annual Total Return figures reflect the Portfolio's management fees and other operating expenses but do not reflect the Policy level or Variable Account asset based charges and deductions, which if reflected, would result in lower total return figures than those shown.

--------------------------------------------------------------------------------
FirstLine                             149

Nonsmoker Male Age 45                         Cash Value Accumulation Test
Standard Risk Class                           Death Benefit Option 1
Stated Death Benefit $200,000                 Annual Premium $ 4,500

------------------------------------------------------------------------------------------
NEUBERGER & BERMAN AMT PARTNERS PORTFOLIO

                  Year                    Annual Total   Cash Surrender  Account   Death
                 Ended:                     Return*         Value        Value   Benefit
                12/31/95                    36.47%           3,450       4,975    200,000
                12/31/96                    29.57%           9,194      10,944    200,000


ALGER AMERICAN SMALL CAPITALIZATION PORTFOLIO

                  Year                    Annual Total   Cash Surrender  Account  Death
                 Ended:                     Return*          Value        Value   Benefit
                12/31/89                     64.48%           4,540      6,065    200,000
                12/31/90                      8.71%           8,550     10,300    200,000
                12/31/91                     57.54%          19,577     21,522    200,000
                12/31/92                      3.55%          23,479     25,679    200,000
                12/31/93                     13.28%          30,528     32,728    200,000
                12/31/94                    (4.38)%          32,017     34,217    200,000
                12/31/95                     44.31%          51,789     53,989    200,000
                12/31/96                      4.18%          57,419     59,344    200,000

ALGER AMERICAN MIDCAP GROWTH PORTFOLIO
                  Year                    Annual Total   Cash Surrender  Account  Death
                 Ended:                     Return*          Value        Value   Benefit
                12/31/94                    (1.54)%           1.979       3,504    200,000
                12/31/95                     44.45%           8,382      10,132    200,000
                12/31/96                     11.90%          13,006      14,981    200,000

ALGER AMERICAN GROWTH PORTFOLIO
                  Year                    Annual Total   Cash Surrender  Account  Death
                 Ended:                     Return*          Value        Value   Benefit
                12/31/90                      4.14%           2,198       3,723    200,000
                12/31/91                     40.39%           8,392      10,142    200,000
                12/31/92                     12.38%          13,083      15,058    200,000
                12/31/93                     22.47%          20,322      22,522    200,000
                12/31/94                      1.45%          23,870      26,070    200,000
                12/31/95                     36.37%          37,756      39,956    200,000
                12/31/96                     13.35%          46,579      48,779    200,000

The assumptions underlying these values are described in Performance Information, page 147.

* These Annual Total Return figures reflect the Portfolio's management fees and other operating expenses but do not reflect the Policy level or Variable Account asset based charges and deductions, which if reflected, would result in lower total return figures than those shown.

--------------------------------------------------------------------------------
FirstLine                             150

Nonsmoker Male Age 45                         Cash Value Accumulation Test
Standard Risk Class                           Death Benefit Option 1
Stated Death Benefit $200,000                 Annual Premium $ 4,500


------------------------------------------------------------------------------------------
ALGER AMERICAN LEVERAGED ALL CAP
               Year                 Annual Total   Cash Surrender  Account   Death
              Ended:                  Return*         Value        Value     Benefit
             12/31/96                  12.04%        2,503         4,028     200,000

FIDELITY VIP GROWTH PORTFOLIO
               Year                 Annual Total   Cash Surrender  Account  Death
              Ended:                  Return*          Value        Value   Benefit
             12/31/87                   3.66%         2,179         3,704    200,000
             12/31/88                  15.58%         6,508         8,258    200,000
             12/31/89                  31.51%        13,258        15,233    200,000
             12/31/90                (11.73)%        14,070        16,270    200,000
             12/31/91                  45.51%        26,328        28,528    200,000
             12/31/92                   9.32%        32,409        34,609    200,000
             12/31/93                  19.37%        42,830        45,030    200,000
             12/31/94                 (0.02)%        46,066        47,991    200,000
             12/31/95                  35.36%        67,506        69,156    200,000
             12/31/96                  14.71%        81,343        82,718    200,000

FIDELITY VIP OVERSEAS PORTFOLIO
               Year                 Annual Total   Cash Surrender  Account  Death
              Ended:                  Return*          Value        Value   Benefit
             12/31/88                   8.13%           2,352      3,877    200,000
             12/31/89                  26.28%           7,526      9,276    200,000
             12/31/90                 (1.67)%          10,295     12,270    200,000
             12/31/91                   8.00%          14,609     16,809    200,000
             12/31/92                (10.72)%          15,604     17,804    200,000
             12/31/93                  37.35%          26,724     28,924    200,000
             12/31/94                   1.72%          30,324     32,524    200,000
             12/31/95                   9.74%          37,108     39,033    200,000
             12/31/96                  13.15%          45,949     47,599    200,000

The assumptions underlying these values are described in Performance Information, page 147.

* These Annual Total Return figures reflect the Portfolio's management fees and other operating expenses but do not reflect the Policy level or Variable Account asset based charges and deductions, which if reflected, would result in lower total return figures than those shown.

--------------------------------------------------------------------------------
FirstLine                             151

Nonsmoker Male Age 45                         Cash Value Accumulation Test
Standard Risk Class                           Death Benefit Option 1
Stated Death Benefit $200,000                 Annual Premium $ 4,500

------------------------------------------------------------------------------------------
FIDELITY VIP MONEY MARKET PORTFOLIO

                  Year                    Annual Total   Cash Surrender  Account  Benefit
                 Ended                      Return *         Value        Value    Death
                12/31/87                      6.44%           2,287      3,812    200,000
                12/31/88                      7.39%           6,011      7,761    200,000
                12/31/89                      9.12%          10,044     12,019    200,000
                12/31/90                      8.04%          14,345     16,545    200,000
                12/31/91                      6.09%          18,760     20,960    200,000
                12/31/92                      3.90%          22,825     25,025    200,000
                12/31/93                      3.23%          26,800     29,000    200,000
                12/31/94                      4.25%          31,462     33,387    200,000
                12/31/95                      5.87%          36,885     38,535    200,000
                12/31/96                      5.41%          42,370     43,745    200,000

FIDELITY VIP II ASSET MANAGER PORTFOLIO
                  Year                    Annual Total   Cash Surrender  Account  Benefit
                 Ended                      Return *         Value        Value    Death
                12/31/90                      6.72%           2,297      3,822    200,000
                12/31/91                     22.56%           7,174      8,924    200,000
                12/31/92                     11.71%          11,635     13,610    200,000
                12/31/93                     21.23%          18,340     20,540    200,000
                12/31/94                    (6.09)%          20,043     22,243    200,000
                12/31/95                     16.96%          27,531     29,731    200,000
                12/31/96                     14.60%          35,431     37,631    200,000

FIDELITY VIP II INDEX 500 PORTFOLIO
                  Year                    Annual Total   Cash Surrender  Account  Benefit
                 Ended                      Return *         Value        Value    Death
                12/31/93                      9.74%           2,414      3,939    200,000
                12/31/94                      1.04%           5,658      7,408    200,000
                12/31/95                     37.19%          12,775     14,750    200,000
                12/31/96                     22.82%          20,012     22,212    200,000

The assumptions underlying these values are described in Performance Information, page 147.

* These Annual Total Return figures reflect the Portfolio's management fees and other operating expenses but do not reflect the Policy level or Variable Account asset based charges and deductions, which if reflected, would result in lower total return figures than those shown.

--------------------------------------------------------------------------------
FirstLine                             152

Nonsmoker Male Age 45                         Cash Value Accumulation Test
Standard Risk Class                           Death Benefit Option 1
Stated Death Benefit $200,000                 Annual Premium $ 4,500

------------------------------------------------------------------------------------------
INVESCO VIF TOTAL RETURN PORTFOLIO

                  Year                    Annual Total   Cash Surrender  Account  Benefit
                 Ended                      Return *         Value        Value    Death
                12/31/95                      22.79%        2,919        4,444     200,000
                12/31/96                      12.18%        7,080        8,830     200,000

INVESCO VIF INDUSTRIAL INCOME PORTFOLIO

                  Year                    Annual Total   Cash Surrender  Account  Death
                 Ended:                     Return*          Value        Value   Benefit
                12/31/95                     29.25%           3,169       4,694    200,000
                12/31/96                     22.28%           8,215       9,965    200,000

INVESCO VIF HIGH YIELD PORTFOLIO

                  Year                    Annual Total   Cash Surrender  Account  Death
                 Ended:                     Return*          Value        Value   Benefit
                12/31/95                     19.76%           2,801      4,326    200,000
                12/31/96                     16.59%           7,306      9,056    200,000

INVESCO VIF UTILITIES PORTFOLIO

                  Year                    Annual Total   Cash Surrender  Account  Death
                 Ended:                     Return*          Value        Value   Benefit
                12/31/95                      9.08%           2,388      3,913    200,000
                12/31/96                     12.76%           6,532      8,282    200,000


VAN ECK WORLDWIDE HARD ASSETS FUND (FORMERLY GOLD AND NATURAL RESOURCES FUND)

                  Year                    Annual Total   Cash Surrender  Account  Death
                 Ended:                     Return*          Value        Value   Benefit
                12/31/91                    (2.93)%           1,925      3,450    200,000
                12/31/92                    (4.09)%           4,797      6,547    200,000
                12/31/93                    64.83 %          14,436     16,441    200,000
                12/31/94                    (4.78)%          16,501     18,701    200,000
                12/31/95                    10.99 %          22,135     24,335    200,000
                12/31/96                    18.04 %          30,272     32,472    200,000

The assumptions underlying these values are described in Performance Information, page 147.

* These Annual Total Return figures reflect the Portfolio's management fees and other operating expenses but do not reflect the Policy level or Variable Account asset based charges and deductions, which if reflected, would result in lower total return figures than those shown.

--------------------------------------------------------------------------------
FirstLine                             153

Nonsmoker Male Age 45                         Cash Value Accumulation Test
Standard Risk Class                           Death Benefit Option 1
Stated Death Benefit $200,000                 Annual Premium $ 4,500

------------------------------------------------------------------------------------------
VAN ECK WORLDWIDE BALANCED FUND/1/

                  Year                    Annual Total   Cash Surrender  Account  Death
                 Ended:                     Return*          Value        Value   Benefit
                12/31/95                   (0.10)%           2,034        3,559   200,000
                12/31/96                   11.63 %           6,052        7,802   200,000

VAN ECK WORLDWIDE BOND PORTFOLIO/2/

                  Year                    Annual Total   Cash Surrender  Account  Death
                 Ended:                     Return*          Value        Value   Benefit
                12/31/90                   11.25 %           2,472        3,997   200,000
                12/31/91                   18.39 %           7,064        8,814   200,000
                12/31/92                   (5.25)%           9,397       11,372   200,000
                12/31/93                    7.79 %          13,610       15,810   200,000
                12/31/94                   (1.32)%          16,542       18,742   200,000
                12/31/95                   17.30 %          23,522       25,722   200,000
                12/31/96                    2.53 %          27,312       29,512   200,000

VAN ECK WORLDWIDE EMERGING MARKETS PORTFOLIO/2/

                  Year                    Annual Total   Cash Surrender  Account  Death
                 Ended:                     Return*          Value        Value   Benefit
                12/31/96                   26.82%            3,075        4,600   200,000

AIM VI Capital Appreciation Portfolio/2/

                  Year                    Annual Total   Cash Surrender  Account  Death
                 Ended:                     Return*          Value        Value   Benefit
                12/31/94                   2.50%             2,134       3,659    200,000
                12/31/95                  35.69%             7,953       9,703    200,000
                12/31/96                  17.58%            13,287      15,262    200,000

AIM VI GOVERNMENT SECURITIES PORTFOLIO/2/

                  Year                    Annual Total   Cash Surrender  Account  Death
                 Ended:                     Return*          Value        Value   Benefit
                12/31/94                    (3.73%)          1,894        3,419     200,000
                12/31/95                    15.56%           6,179        7,929     200,000
                12/31/96                     2.29%           9,435       11,410     200,000

/1/ No longer available for new investors.
/2/ Will become available on or before May 1, 1998.

The assumptions underlying these values are described in Performance Information, page 147.

*These Annual Total Return figures reflect the Portfolio's management fees and other operating expenses but do not reflect the Policy level or Variable Account asset based charges and deductions, which if reflected, would result in lower total return figures than those shown.

--------------------------------------------------------------------------------
FirstLine                             154